Registration Nos:         33-14954
                                                                       811-5199

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  / X /

           Pre-Effective Amendment No.                                   /   /


           Post-Effective Amendment No. 23                               / X /


                                              and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          / X /


           Amendment No. 25                                              / X /
                                  (Check appropriate box or boxes)


                       STEINROE VARIABLE INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                                  617-426-3750
              (Registrant's Telephone Number, including Area Code)

Name and Address of

Agent for Service                     Copy to

Jean S. Loewenberg, Esq.              Cameron Avery, Esq.
iberty Funds Group LLC                Bell, Boyd and Lloyd LLC
One Financial Center                  Three First National Plaza
Boston, MA  02111                     70 W. Madison Street, Suite 3300
                                      Chicago, Illinois  60602
Copy to
John Loder, Esq.
Ropes & Gray
One International Place
Boston, Massachusetts 02110-2624



It is proposed that this filing will become effective (check appropriate box):

/     /         Immediately upon filing pursuant to paragraph (b).


/ X /           On May 1, 2003 pursuant to paragraph (b).


/     /         60 days after filing pursuant to paragraph (a)(1).

/     /         on (date) pursuant to paragraph (a)(1).

/     /         75 days after filing pursuant to paragraph (a)(2).

/     /         on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/     /         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      STEINROE VARIABLE INVESTMENT TRUST

                                  PROSPECTUS


                                 MAY 1, 2003


                                   * * * *


LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES


STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES

LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

LIBERTY MONEY MARKET FUND, VARIABLE SERIES

[CLASS A AND B SHARES]

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                   * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                   * * * *


INVESTMENTS IN THE LIBERTY MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.


                                   * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                      --------------------------------
                       NOT FDIC       MAY LOSE VALUE
                       INSURED      -----------------
                                    NO BANK GUARANTEE
                      --------------------------------

                              TABLE OF CONTENTS


THE TRUST ................................................................     3
  Each of these sections discusses the following topics:
  Investment Goal, Principal Investment Strategies, Principal
  Investment Risks, Performance History, and Fees and Expenses
  Liberty Asset Allocation Fund, Variable Series .........................     4
  Stein Roe Growth Stock Fund, Variable Series ...........................    11
  Liberty Small Company Growth Fund, Variable Series .....................    16
  Liberty Federal Securities Fund, Variable Series .......................    21
  Liberty Money Market Fund, Variable Series .............................    26

TRUST MANAGEMENT ORGANIZATIONS ...........................................    30
  The Trustees ...........................................................    30
  Investment Advisor .....................................................    30
  Portfolio Managers and Investment Sub-Advisor ..........................    30
  Rule 12b-1 Plan ........................................................    33
  Mixed and Shared Funding ...............................................    33

OTHER INVESTMENT STRATEGIES AND RISKS ....................................    34

FINANCIAL HIGHLIGHTS .....................................................    37
  Liberty Asset Allocation Fund, Variable Series .........................    38
  Stein Roe Growth Stock Fund, Variable Series ...........................    39
  Liberty Small Company Growth Fund, Variable Series .....................    41
  Liberty Federal Securities Fund, Variable Series .......................    43
  Liberty Money Market Fund, Variable Series .............................    45


SHAREHOLDER INFORMATION ..................................................    46
  Purchases and Redemptions ..............................................    46
  How the Funds Calculate Net Asset Value ................................    46
  Dividends and Distributions ............................................    46
  Tax Consequences .......................................................    47
  Other Class of Shares ..................................................    47

                                  THE TRUST

SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This Prospectus contains information about all of the Funds in the Trust:


o    LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES (ASSET ALLOCATION FUND)
o    STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES (GROWTH STOCK FUND)
o    LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES (SMALL COMPANY GROWTH
     FUND)
o    LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES (FEDERAL SECURITIES FUND)
o    LIBERTY MONEY MARKET FUND, VARIABLE SERIES (MONEY MARKET FUND)

Other Funds may be added or deleted from time to time. Each Fund, except for the Money Market Fund, offers two classes of shares -- Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. [This prospectus contains only Class A/B shares.]

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly-owned subsidiary of Columbia Management Advisors, Inc., the Funds' investment advisor.


The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


The advisor allocates the Fund's assets among various classes of equity and debt securities, including: large cap growth stocks; large cap value stocks; mid-cap growth stocks; mid cap value stocks; small cap growth stocks; small cap value stocks; real estate investment trusts (REITs); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager allocates the Fund's assets among the various asset classes. The lead portfolio manager adjusts the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------


The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Because it may invest in REITs, the Fund is subject to certain risks. REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Foreign securities are subject to special risks. Foreign securities markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid (i.e., harder to sell at an acceptable price), especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters a security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. In 2003, the Fund began comparing itself to the Lehman Aggregate Bond Index, an unmanaged index of investment grade U.S. Treasury and agency securities corporate bonds and mortgage-backed bonds. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance. The Fund's returns are also compared to the Lehman Brothers Government/Credit Index (Lehman Brothers Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment-grade U.S. corporate bonds. The Fund's returns are also compared to the average return of the funds included in the Lipper Balanced VIT Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment goals similar to those of the Fund. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           9.29%
                1994                          -3.19%
                1995                          25.47%
                1996                          15.63%
                1997                          16.82%
                1998                          12.54%
                1999                          12.53%
                2000                          -1.02%
                2001                          -9.19%
                2002                         -11.73%



For period shown in bar chart:
Best quarter: 4th quarter 1998, +12.39%
Worst quarter: 3rd quarter 2002, -10.73%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002


                              INCEPTION
                                DATE        1 YEAR       5 YEARS       10 YEARS
Class A (%)                    1/1/89       -11.73         0.10          6.06
--------------------------------------------------------------------------------
S&P 500 Index (%)                N/A        -22.09        -0.58          9.34
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index      N/A         10.25         7.55          7.51
--------------------------------------------------------------------------------
Lehman Brothers Index (%)        N/A         11.04         7.62          7.61
--------------------------------------------------------------------------------
Lipper Average (%)               N/A        -10.35         1.20          5.55

FEES AND EXPENSES
Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fees (%)(1)                                               0.60
Distribution and service (12b-1) fees (%)                            0.00
Other expenses (%)                                                   0.10
--------------------------------------------------------------------------
Total annual fund operating expenses (%)                             0.70
----------
(1) The Fund pays a management fee of 0.45% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     o    $10,000 initial investment
     o    5% total return for each year
     o    Fund operating expenses remain the same
     o    Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS
        $72                  $224               $390               $871

CALENDAR YEAR TOTAL RETURNS (CLASS B)(1)

                1993                           9.29%
                1994                          -3.19%
                1995                          25.47%
                1996                          15.63%
                1997                          16.82%
                1998                          12.54%
                1999                          12.53%
                2000                          -1.15%
                2001                          -9.39%
                2002                         -11.94%


For period shown in bar chart:
Best quarter: 4th quarter 1998, +12.39%
Worst quarter: 3rd quarter 2002, -10.77%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                                     1 YEAR         5 YEARS         10 YEARS
Class B (%)                          -11.94          -0.02(1)         6.00(1)
-----------------------------------------------------------------------------
S&P 500 Index (%)                    -22.09          -0.58            9.34
-----------------------------------------------------------------------------
Lehman Aggregate Bond Index           10.25           7.55            7.51
-----------------------------------------------------------------------------
Lehman Brothers Index (%)             11.04           7.62            7.61
-----------------------------------------------------------------------------
Lipper Average (%)                   -10.35           1.20            5.55
------------
(1) Class B performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.

FEES AND EXPENSES
Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) andother administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS B)

Management fee (%)(1)                                                     0.60
Distribution and service (12b-1) fees (%)(2)                              0.25
Other expenses (%)                                                        0.10
--------------------------------------------------------------------------------
Total annual fund operating expenses (%)(2)                               0.95
----------
(1) The Fund pays a management fee of 0.45% and an administrative fee of 0.15%.

(2) The Fund's distributor has voluntarily agreed to reimburse the Fund for a portion of the Class B shares 12b-1 fee. As a result, the actual 12b-1 fee for Class B shares would be 0.20% and the total annual fund operating expenses for Class B shares would be 0.90%. This arrangement may be modified or terminated by the distributor at any time.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     o    $10,000 initial investment
     o    5% total return for each year
     o    Fund operating expenses remain the same
     o    Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS
        $97                  $303               $525              $1,166


                 STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large market capitalizations. Large-cap stocks are stocks of larger companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2002, that index included companies with capitalizations between approximately $193 million and $276 billion. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.


The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of the stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)


                1993                           4.97%
                1994                          -6.35%
                1995                          37.73%
                1996                          21.28%
                1997                          32.28%
                1998                          27.91%
                1999                          36.94%
                2000                         -12.02%
                2001                         -24.64%
                2002                         -30.13%


For period shown in bar chart:
Best quarter: 4th quarter 1998, +26.43%
Worst quarter: 3rd quarter 2001, -20.05%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                       INCEPTION
                          DATE           1 YEAR         5 YEARS         10 YEARS

Class A (%)              1/1/89          -30.13          -4.09            5.83
--------------------------------------------------------------------------------
S&P 500 Index (%)         N/A            -22.09          -0.58            9.34

FEES AND EXPENSES
Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fee (%)(1)                                                       0.65
Distribution and service (12b-1) fees (%)                                   0.00
Other expenses (%)                                                          0.12
--------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                    0.77

----------
(1) The Fund pays a management fee of 0.50% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     o    $10,000 initial investment
     o    5% total return for each year
     o    Fund operating expenses remain the same
     o    Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS
        $79                  $246               $428               $954

CALENDAR YEAR TOTAL RETURNS (CLASS B)(2)


                1993                           4.97%
                1994                          -6.35%
                1995                          37.73%
                1996                          21.28%
                1997                          32.28%
                1998                          27.91%
                1999                          36.94%
                2000                         -12.15%
                2001                         -24.80%
                2002                         -30.27%


For period shown in bar chart:
Best quarter: 4th quarter 1998, +26.43%
Worst quarter: 3rd quarter 2001, -20.08%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                                       1 YEAR         5 YEARS         10 YEARS
Class B (%)                            -30.27          -4.20(2)         5.83(2)
--------------------------------------------------------------------------------
S&P 500 Index (%)                      -22.09          -0.58            9.34
----------
(2) Class B performance information shown includes returns of the Fund's Class
    A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1,
    2000.

FEES AND EXPENSES
Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS B)

Management fee (%)(1)                                                       0.65
Distribution and service (12b-1) fees (%)(2)                                0.25
Other expenses (%)                                                          0.12
--------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                    1.02
--------------------------------------------------------------------------------

----------
(1) The Fund pays a management fee of 0.50% and an administrative fee of 0.15%.
(2) The Fund's distributor has voluntarily agreed to reimburse the Fund for a portion of the Class B shares 12b-1 fee. As a result, the actual 12b-1 fee for Class B shares would be 0.18% and the total annual fund operating expenses for Class B shares would be 0.95%. This arrangement may be modified or terminated by the distributor at any time.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     o    $10,000 initial investment
     o    5% total return for each year
     o    Fund operating expenses remain the same
     o    Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS
        $104                 $325               $563              $1,248

              LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small-cap companies. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those of the companies in the Russell 2000 Growth Index. As of December 31, 2002, that index included companies with capitalizations between approximately $8 million and $2 billion. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, the Fund's investment advisor seeks out companies that have or, in the advisor's judgment, have the potential to have an above-average rate of growth in sales and earnings within their respective industry. The advisor also looks for companies with strong management teams that participate in the ownership of the companies. In addition, the Fund may invest in new issuers during periods when new issues are being brought to market.


The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.


There are no limits on portfolio turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 200% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce the Fund's total return.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Russell 2000 Growth Index (Russell 2000 Growth Index), an unmanaged index that tracks the performance of those Russell 2000 companies with a greater-than-average growth orientation. Companies in the Russell Index tend to exhibit higher price-to-book and price-to-earnings ratios. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                          35.68%
                1994                           1.19%
                1995                          11.75%
                1996                          26.94%
                1997                           7.81%
                1998                         -17.30%
                1999                          48.02%
                2000                          -5.36%
                2001                         -10.03%
                2002                         -24.40%


For period shown in bar chart:
Best quarter: 4th quarter 1999, +35.39%
Worst quarter: 3rd quarter 2001, -25.27%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                               INCEPTION
                                  DATE         1 YEAR      5 YEARS      10 YEARS

Class A (%)                      1/1/89        -24.40       -4.65         5.16
--------------------------------------------------------------------------------
Russell 2000 Growth Index (%)     N/A          -30.26       -6.59         2.62

FEES AND EXPENSES
Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fee (%)(1)                                                       0.65
Distribution and service (12b-1) fees (%)                                   0.00
Other expenses (%)                                                          0.17
--------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                    0.82
--------------------------------------------------------------------------------

----------
(1) The Fund pays a management fee of 0.50% and an administrative fee of 0.15%.
(2) The Fund's advisor has agreed to waive 0.02% of the expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 0.15% and total annual fund operating expenses would be 0.80%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Galaxy VIP Small Company Growth Fund by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table reflect net expenses (giving effect to the fee waiver described in footnote 2 to the Annual fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     o    $10,000 initial investment
     o    5% total return for each year
     o    Fund operating expenses remain the same
     o    Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS
        $82                  $260               $453              $1,012

CALENDAR YEAR TOTAL RETURNS (CLASS B)(3)


                1993                          35.68%
                1994                           1.19%
                1995                          11.75%
                1996                          26.94%
                1997                           7.81%
                1998                         -17.30%
                1999                          48.02%
                2000                          -5.51%
                2001                         -10.38%
                2002                         -24.47%

For period shown in bar chart:
Best quarter: 4th quarter 1999, +35.39%
Worst quarter: 3rd quarter 2001, -25.40%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                                        1 YEAR         5 YEARS         10 YEARS

Class B (%)                             -24.47(3)       -4.78(3)         5.10(3)
--------------------------------------------------------------------------------
Russell 2000 Growth Index (%)           -30.26          -6.59            2.62
------------
(3) Class B performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1,
    2000.

FEES AND EXPENSES
Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS B)

Management fee (%)(1)                                                       0.65
Distribution and service (12b-1) fees (%)                                   0.25
Other expenses (%)                                                          0.17
--------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                    1.07
--------------------------------------------------------------------------------

----------
(1) The Fund pays a management fee of 0.50% and an administrative fee of 0.15%.
(2) The Fund's advisor has agreed to waive 0.02% of the expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 0.15% and total annual fund operating expenses would be 1.05%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Galaxy VIP Small Company Growth Fund by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table reflect net expenses (giving effect to the fee waiver described in footnote 2 to the Annual fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     o    $10,000 initial investment
     o    5% total return for each year
     o    Fund operating expenses remain the same
     o    Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS
        $107                 $338               $588              $1,304


               LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities.

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by S&P or Moody's. The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class [A/B] shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class [A/B] shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless othersise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Lehman Brothers Intermediate U.S. Government Bond Index (Lehman Government Index), an unmanaged index that tracks the performance of intermediate U.S. government bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           6.26%
                1994                          -1.57%
                1995                          15.74%
                1996                           4.70%
                1997                           9.04%
                1998                           6.80%
                1999                           1.08%
                2000                          10.83%
                2001                           7.03%
                2002                           9.85%


For period shown in bar chart:
Best quarter: 3rd quarter 2002, +5.21%
Worst quarter: 1st quarter 1994, -1.77%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                               INCEPTION
                                  DATE         1 YEAR      5 YEARS      10 YEARS
Class A (%)                      1/1/89         9.85         7.06         6.87
--------------------------------------------------------------------------------
Lehman Government Index (%)       N/A           9.64         7.44         6.91

FEES AND EXPENSES
Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fees (%)(1)                                               0.55
Distribution and service (12b-1) fees (%)                            0.00
Other expenses (%)                                                   0.11
--------------------------------------------------------------------------------
Total annual fund operating expenses (%)                             0.66
----------
(1) The Fund pays a management fee of 0.40% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     o    $10,000 initial investment
     o    5% total return for each year
     o    Fund operating expenses remain the same
     o    Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS
        $67                  $211               $368               $822

CALENDAR YEAR TOTAL RETURNS (CLASS B)(4)

                1993                           6.26%
                1994                          -1.57%
                1995                          15.74%
                1996                           4.70%
                1997                           9.04%
                1998                           6.80%
                1999                           1.08%
                2000                          10.30%
                2001                           6.86%
                2002                           9.59%

For period shown in bar chart:
Best quarter: 3rd quarter 2002, +5.24%
Worst quarter: 1st quarter 1994, -1.77%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                                        1 YEAR         5 YEARS         10 YEARS

Class B (%)                              9.59            6.88(4)         6.78(4)
--------------------------------------------------------------------------------
Lehman Government Index (%)              9.64            7.44            6.91
----------
(4) Class B performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1,
    2000.

FEES AND EXPENSES
Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS B)

Management fees (%)(1)                                                    0.55
Distribution and service (12b-1) fees (%)(2)                              0.25
Other expenses (%)                                                        0.11
--------------------------------------------------------------------------------
Total annual fund operating expenses (%)(2)                               0.91
----------
(1) The Fund pays a management fee of 0.40% and an administrative fee of 0.15%.

(2) The Fund's distributor has voluntarily agreed to reimburse the Fund for a portion of the Class B shares 12b-1 fee. As a result, the actual 12b-1 fee for Class B shares would be 0.24% and the total annual fund operating expenses for Class B shares would be 0.90%. This arrangement may be modified or terminated by the distributor at any time.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     o    $10,000 initial investment
     o    5% total return for each year
     o    Fund operating expenses remain the same
     o    Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS
        $93                  $290               $504              $1,120

                  LIBERTY MONEY MARKET FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

o Securities issued or guaranteed by the U.S. government or by its agencies;


o Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;


o Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;

o Commercial paper of domestic or foreign issuers, including variable-rate demand notes;

o Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

o Repurchase agreements; and

o Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in the portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of an issuer or its assets.

Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any change of reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect any insurance-related charges or expenses.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           2.71%
                1994                           3.79%
                1995                           5.62%
                1996                           5.01%
                1997                           5.15%
                1998                           5.12%
                1999                           4.80%
                2000                           6.05%
                2001                           3.64%
                2002                           1.23%


For period shown in bar chart:
Best quarter: 4th quarter 2000, +1.53%
Worst quarter: 4th quarter 2002, +0.23%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002
                       INCEPTION
                          DATE           1 YEAR         5 YEARS         10 YEARS
Class A (%)              1/1/89           1.23            4.16            4.30

FEES AND EXPENSES
Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fees (%)(1)                                                    0.50
Distribution and service (12b-1) fees (%)                                 0.00
Other expenses (%)                                                        0.15
--------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                  0.65
----------
(1) The Fund pays a management fee of 0.35% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

     o    $10,000 initial investment
     o    5% total return for each year
     o    Fund operating expenses remain the same
     o    Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS
        $66                  $208               $362               $810

                        TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
--------------------------------------------------------------------------------

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: COLUMBIA MANAGEMENT ADVISORS, INC.
--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC. (Columbia) located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. The advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc.
(CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of CMG, including Stein Roe & Farnham Incorporated (Stein Roe), merged into the advisor (which previously had been known as Columbia Management Company). Before April 1, 2003, Stein Roe was the investment advisor to the Funds. As of February 28, 2003, the advisor and its affiliates managed over $143 billion in assets.

The advisor manages the assets of the Funds under the supervision of the Trust's Board of Trustees. The advisor determines which securities and other instruments are purchased and sold for the Funds. The advisor may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the advisor or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. The advisor will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

For the 2002 fiscal year, the Funds paid Stein Roe aggregate fees at the following annual rates as a percentage of average daily net assets:

Liberty Asset Allocation Fund, Variable Series                             0.60%
Stein Roe Growth Stock Fund, Variable Series                               0.65%
Liberty Small Company Growth Fund, Variable Series                         0.65%
Liberty Federal Securities Fund, Variable Series                           0.55%
Liberty Money Market Fund, Variable Series                                 0.50%

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------

LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES.
HARVEY HIRSCHHORN, an Executive Vice President of Columbia, is the lead portfolio manager of the Fund. He holds an A.B. degree from Rutgers University and an M.B.A. degree from the University of Chicago and is a chartered financial analyst. Mr. Hirschhorn is responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

        Large cap growth stocks                 Alexander S. Macmillan
        Large cap value stocks                  Scott Schermerhorn
        Mid cap growth stocks                   Richard J. Johnson
        Mid cap value stocks                    Daniel K. Cantor
        Small cap growth stocks                 William M. Garrison
        Small cap value stocks                  Stephen D. Barbaro
        Real estate investment trusts           David W. Jellison
        Foreign stocks                          NIMNAI (Sub-Advisor)
        Investment grade bonds                  Michael T. Kennedy
        Non-investment grade bonds              Jeffrey L. Rippey

ALEXANDER S. MACMILLAN, CFA, manages the portion of the Fund's assets allocated to the large cap growth stocks category. He is also a senior vice president of Columbia, which he joined in 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

SCOTT SCHERMERHORN, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the large cap value stocks category. He also has managed various other funds at Columbia since October, 1998. Prior thereto, he was head of the value team at Federated Investors from May 1996 to October 1998. Mr. Schermerhorn received an M.B.A. degree from Seton Hall University.

RICHARD J. JOHNSON, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap growth stocks category. He is also Head of Equities at Columbia. Mr. Johnson received an M.B.A. degree from the Anderson School of Management at UCLA.

DANIEL K. CANTOR, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap value stocks category. He joined Columbia in 1985. Mr. Cantor received an M.B.A. degree from The Wharton School of the University of Pennsylvania.

WILLIAM M. GARRISON, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap growth stocks category. He has been employed by Columbia since 1989 and has managed various investment portfolios since 1998. Mr. Garrison received an M.B.A. degree from the University of Chicago.

STEPHEN D. BARBARO, CFA, a vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap value stocks category. He has been employed by Columbia since 1976. Mr. Barbaro received an M.B.A. degree from Columbia University.

DAVID W. JELLISON, CFA, manages the portion of the Fund's assets allocated to the REITs category. He is also a vice president of Columbia, which he joined in 1992. Mr. Jellison received an M.M. degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

MICHAEL T. KENNEDY, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the investment grade bonds category. He has been employed by Columbia since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, he received an M.M. degree from Northwestern University.

JEFFREY L. RIPPEY, CFA, manages the portion of the Fund's assets allocated to the non-investment grade bonds category. He is also a senior vice president of Columbia, which he joined in 1981. Mr. Rippey received a B.A. degree from Pacific Lutheran University.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. (NIMNAI), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. The sub-advisory agreement with NIMNAI provides that Columbia shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Asset Allocation Fund's assets under management by NIMNAI.

NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. NIMNAI is an indirect wholly owned subsidiary of Nordea AB. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of Nordea Securities, Inc. In its duties as investment sub-advisor, NIMNAI manages a portion of the Asset Allocation Fund's foreign securities. NIMNAI has been an investment advisor since 1994. As of January 31, 2003, NIMNAI managed over $1 billion in assets.

NIMNAI investment decisions are made by a team. No single individual at NIMNAI is primarily responsible for making investment decisions with respect to the Asset Allocation Fund.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES.
ERIK P. GUSTAFSON, a senior vice president of Columbia, has co-managed the Growth Stock Fund since 1994. Mr. Gustafson joined Columbia in 1992 as a portfolio manager for privately managed accounts. Mr. Gustafson currently manages various other funds for Columbia and its affiliates. He holds a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.

LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES.
WILLIAM M. GARRISON, a senior vice president of Columbia, has managed the Small Company Growth Fund since October, 1998. Mr. Garrison joined Columbia in 1989 as a research associate and has managed various funds for Columbia since September, 1998. He earned an A.B. degree from Princeton University and a M.B.A. degree from the University of Chicago.

LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES.
LESLIE W. FINNEMORE, a senior vice president of Columbia, has co-managed the Federal Securities Fund since June, 2000. Ms. Finnemore has served as manager or co-manager of various other taxable income funds for Columbia since 1987.

MICHAEL BISSONNETTE, a senior vice president of Columbia, has co-managed the Federal Securities Fund since June, 2000. Mr. Bissonnette has managed various other taxable income funds for Columbia, since June, 1999. Prior to joining Columbia, Mr. Bissonnette was a portfolio manager at APAM, Inc. from June, 1998 to June, 1999, and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998.

ANN T. PETERSON, a vice president of Columbia, has co-managed the Federal Securities Fund since June, 2000. Since 1993, she has served as a manager or co-manager of various other taxable income funds for Columbia.

LIBERTY MONEY MARKET FUND, VARIABLE SERIES.
KAREN ARNEIL, a senior vice president of Columbia, has managed the Money Market Fund since 2002. Ms. Arneil has managed other Columbia funds since 1990.

RULE 12B-1 PLAN
------------------------------------------------------------------------------

The Funds, other than the Money Market Fund, have adopted a plan under Rule 12b-1 that permits them to pay the Funds' distributor marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets of Class B shares. LFD has voluntarily agreed to reimburse the Asset Allocation Fund, Growth Stock Fund and Federal Securities Fund for the following portions of the Class B shares 12b-1 distribution fee expenses incurred by these Funds when the Class B share total expenses (including 12b-1 fee) is in excess of the following percentages of Class B's average daily net asset value per annum:

                                                             Reimburse
                                           Class B      distribution fee in
Fund:                                  expense limit:       excess of:
Asset Allocation Fund                       0.90%              0.15%
Growth Stock Fund                           0.95%              0.15%
Federal Securities Fund                     0.90%              0.20%


Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------

As described above, the Funds serve as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                    OTHER INVESTMENT STRATEGIES AND RISKS


The Funds' principal investment strategies and risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goal, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goal. The Funds may not always achieve their investment goal. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goal, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

FUTURES AND OPTIONS (ASSET ALLOCATION FUND AND FEDERAL SECURITIES FUND)
The Funds may use futures to gain exposure to groups of stocks or individual issuers. A futures contract (or future) is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. The Funds may use futures to invest cash pending direct investments in stocks and to enhance their return. The Funds may also use futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Funds' fixed-income security holdings. An option is an agreement to buy or sell a financial instrument or commodity at a specific price within a specific period of time. The Funds may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. The Funds may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

SHORT SALES (ASSET ALLOCATION FUND, SMALL COMPANY GROWTH FUND AND FEDERAL SECURITIES FUND)
The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

TYPES OF MORTGAGE SECURITIES (FEDERAL SECURITIES FUND)

Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations (CMOs) are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable rate interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.


PORTFOLIO TURNOVER (ASSET ALLOCATION FUND, GROWTH STOCK FUND AND FEDERAL SECURITIES FUND)

There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's total return.


TEMPORARY DEFENSIVE POSITIONS (ALL FUNDS, EXCEPT MONEY MARKET FUND)

At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Funds may, but are not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                                                       FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the
Funds' last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost)
on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which, for the four years ended December 31, 2002, have been audited by
PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the
Funds' annual report. The financial highlights for the year ended December 31, 1998 has been audited by other independent accountants, whose report expressed an unqualified opinion thereon. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

------------------------------------------------------------------------------------------------------------------------------------
   LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                                  2002          2001          2000          1999          1998
                                                                 Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          13.86         16.35         17.80         17.14         16.81
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                          0.36          0.39(b)       0.45          0.28          0.48
  Net realized and unrealized gain (loss) on investments,
    foreign currency and futures contracts                         (1.94)        (1.86)(b)     (0.63)         1.74          1.48
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (1.58)        (1.47)        (0.18)         2.02          1.96
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.41)        (0.45)        (0.47)        (0.47)        (0.51)
  From net realized gains                                             --         (0.57)        (0.80)        (0.89)        (1.12)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                     (0.41)        (1.02)        (1.27)        (1.36)        (1.63)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                               $11.87         13.86         16.35         17.80         17.14
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                            (11.73)        (9.19)        (1.02)        12.53         12.54
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.70          0.71          0.64          0.63(f)       0.65
  Net investment income(e)                                          2.73          2.68(b)       2.66          2.60(f)       3.00
  Portfolio turnover rate (%)                                        118            57            39            43            61

Net assets, end of period (000's) ($)                            194,327       279,493       376,183       425,005       361,823

(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to
    2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

------------------------------------------------------------------------------------------------------------------------------------
LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                    Year ended December 31,

                                                                                                   2002        2001      2000(A)
                                                                                                  Class B     Class B    Class B

Net asset value --
  Beginning of period ($)                                                                          13.81       16.33       16.18
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                                                          0.33        0.35(c)     0.25
  Net realized and unrealized loss on investments, foreign currency and futures contracts          (1.93)      (1.85)(c)   (0.10)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                                 (1.60)      (1.50)       0.15
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                                                       (0.39)      (0.45)         --
  From net realized gains                                                                             --       (0.57)         --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                                                     (0.39)      (1.02)         --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                                                11.82       13.81       16.33
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(D)(E)(F)                                                                         (11.94)      (9.39)       0.93(G)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(h)                                                                                       0.90        0.90        0.90(i)
  Net investment income(h)                                                                          2.53        2.49(c)     2.57(i)
  Waiver/reimbursement                                                                              0.05        0.06        0.04(i)
  Portfolio turnover rate (%)                                                                        118          57          39

Net assets, end of period (000's) ($)                                                             51,540      47,754      14,985

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.54% to
    2.49%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Distributor not reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(i) Annualized.

------------------------------------------------------------------------------------------------------------------------------------
   STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                 Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          27.93         44.65         57.93         43.53         36.13
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                                   0.07          0.04         (0.11)        (0.03)         0.08
  Net realized and unrealized gain (loss) on investments           (8.47)       (10.28)        (5.13)        15.79          9.54
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (8.40)       (10.24)        (5.24)        15.76          9.62
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.05)           --(b)         --         (0.08)        (0.10)
  From net realized gains                                             --         (6.48)        (8.04)        (1.28)        (2.12)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                     (0.05)        (6.48)        (8.04)        (1.36)        (2.22)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                19.48         27.93         44.65         57.93         43.53
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                            (30.13)       (24.64)       (12.02)        36.94         27.91
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.77          0.76          0.68          0.67          0.70
  Net investment income (loss)(e)                                   0.32          0.13         (0.20)        (0.05)         0.21
  Portfolio turnover rate (%)                                         68            57            65            70            40

Net assets, end of period (000's) ($)                            123,015       224,928       376,243       403,836       271,584

(a) Per share data was calculated using average shares outstanding during the period.
(b) Rounds to less than $0.01 per share.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.

------------------------------------------------------------------------------------------------------------------------------------
STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   Period ended
                                                                                   Year ended December 31,          December 31,
                                                                                   2002               2001           2000(A)
                                                                                 Class B            Class B          Class B
Net asset value --
  Beginning of period ($)                                                           27.82              44.59               50.85
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(b)                                                    0.03              (0.02)              (0.12)
  Net realized and unrealized loss on investments                                   (8.45)            (10.27)              (6.14)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                  (8.42)            (10.29)              (6.26)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                                           --                 --(c)               --
  From net realized gains                                                              --              (6.48)                 --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                                         --              (6.48)                 --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                                 19.40              27.82               44.59
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(D)(E)                                                                                                          )
                                                                                   (30.27)(F)         (24.80)(F)          (12.31(G)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(h)                                                                        0.95               0.95                0.95(i)
  Net investment income (loss)(h)                                                    0.14              (0.06)              (0.43)(i)
  Waiver/reimbursement                                                               0.07               0.06                  --
  Portfolio turnover rate (%)                                                          68                 57                  65

Net assets, end of period (000's) ($)                                              22,042             32,830              20,059

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Had the Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(i) Annualized.

------------------------------------------------------------------------------------------------------------------------------------
   LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                                  2002          2001          2000          1999          1998
                                                                 Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                           9.10         19.08         20.16         13.62         18.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                                           (0.04)        (0.03)        (0.05)        (0.03)        (0.04)
  Net realized and unrealized gain (loss) on investments           (2.18)        (2.31)        (1.03)         6.57         (2.77)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (2.22)        (2.34)        (1.08)         6.54         (2.81)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net realized gains                                             --         (7.64)           --            --         (1.57)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                 6.88          9.10         19.08         20.16         13.62
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                            (24.40)(D)    (10.03)(D)     (5.36)        48.02        (17.30)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.80          0.82          0.73          0.72(f)       0.75
  Net investment loss(e)                                           (0.57)        (0.32)        (0.24)        (0.27)(f)     (0.22)
  Waiver/reimbursement                                              0.02          0.04            --            --            --
  Portfolio turnover rate (%)                                        117           146           155           110           103

Net assets, end of period (000's) ($)                             48,932        79,295       109,856       139,849       131,929

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of five basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

----------------------------------------------------------------------------------------------------------------------------------
   LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 Period ended
                                                                                 Year ended December 31,          December 31,
                                                                                 2002               2001           2000(A)
                                                                               Class B            Class B          Class B
Net asset value --
  Beginning of period ($)                                                          9.03              19.05               19.39
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(b)                                                          (0.07)             (0.06)              (0.06)
  Net realized and unrealized loss on investments                                 (2.14)             (2.32)              (0.28)
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                (2.21)             (2.38)              (0.34)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net realized gains                                                            --              (7.64)                 --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                                6.82               9.03               19.05
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                                           (24.47)(E)         (10.38)(E)           (1.75)(F)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(g)                                                                      1.05               1.07                1.00(h)
  Net investment loss(g)                                                          (0.82)             (0.57)              (0.49)((h)
  Waiver/reimbursement                                                             0.02               0.04                  --
  Portfolio turnover rate (%)                                                       117                146                 155

Net assets, end of period (000's) ($)                                                 1                  1                   1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Had the advisor not reimbursed a portion of the expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(h) Annualized.

------------------------------------------------------------------------------------------------------------------------------------
LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                                 2002          2001          2000          1999          1998
                                                                 Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          10.84         10.76         10.35         10.79         10.73
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                          0.47          0.56(b)       0.66          0.66          0.55
  Net realized and unrealized gain (loss) on investments and
    futures contracts                                               0.55          0.17(b)       0.40         (0.55)         0.14
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  1.02          0.73          1.06          0.11          0.69
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.49)        (0.65)        (0.65)        (0.55)        (0.63)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                11.37         10.84         10.76         10.35         10.79
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                              9.85          7.03         10.83          1.08          6.80
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.66          0.70          0.63          0.64(f)       0.70
  Net investment income(e)                                          4.27          5.23(b)       6.52          6.29(f)       5.91
  Portfolio turnover rate (%)                                         69            36            43            28(g)          8(g)

Net assets, end of period (000's) ($)                            125,946       109,724       105,064       105,898        96,693

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies
    and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.
(g) Portfolio turnover includes dollar roll transactions.

------------------------------------------------------------------------------------------------------------------------------------
LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   Period ended
                                                                                   Year ended December 31,          December 31,
                                                                                   2002               2001           2000(A)
                                                                                 Class B            Class B          Class B
Net asset value --
  Beginning of period ($)                                                           10.78              10.72                9.87
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                                           0.44               0.54(c)             0.38
  Net realized and unrealized gain on investments and futures contracts              0.55               0.17(c)             0.47
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                   0.99               0.71                0.85
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                                        (0.47)             (0.65)                 --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                                 11.30              10.78               10.72
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(D)(E)                                                               9.59(F)            6.86(F)             8.61(G)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(h)                                                                        0.90               0.91                0.87(i)
  Net investment income(h)                                                           4.03               5.02(c)             6.25(i)
  Waiver/reimbursement                                                               0.01               0.04                  --
  Portfolio turnover rate (%)                                                          69                 36                  43

Net assets, end of period (000's) ($)                                             102,671             49,987               7,663

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies
    and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.05% to 5.02%. The impact to net investment income and net realized and unrealized gain per share was less than 0.01%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Had the advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(i) Annualized.

------------------------------------------------------------------------------------------------------------------------------------
   LIBERTY MONEY MARKET FUND, VARIABLE SERIES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                                  2002          2001          2000          1999          1998
                                                                 Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          1.000         1.000         1.000         1.000         1.000
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                         0.012         0.036         0.059         0.047         0.050
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                      (0.012)       (0.036)       (0.059)       (0.047)       (0.050)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                1.000         1.000         1.000         1.000         1.000
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                              1.23          3.64          6.05          4.79          5.17
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(d)                                                       0.65          0.56          0.56          0.52(e)       0.62
  Net investment income(d)                                          1.25          3.45          5.90          4.75(e)       4.99

Net assets, end of period (000's) ($)                            258,903       266,985       212,317       170,539       101,340

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

                           SHAREHOLDER INFORMATION


PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).


To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price (or the closing price reported by the NASDAQ system, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.


The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than the Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.


TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


[OTHER CLASS OF SHARES
The Funds, except the Money Market Fund, also offer an additional class of shares, Class [A/B] shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.]

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling
1-202-942-8090.


Investment Company Act file number: 811-05199

o Liberty Asset Allocation Fund, Variable Series (formerly Stein Roe Balanced Fund, Variable Series)
o    Stein Roe Growth Stock Fund, Variable Series
o Liberty Small Company Growth Fund, Variable Series (formerly Stein Roe Small Company Growth Fund, Variable Series)
o    Liberty Federal Securities Fund, Variable Series
o Liberty Money Market Fund, Variable Series (formerly Stein Roe Money Market Fund, Variable Series)


[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com

                       STEINROE VARIABLE INVESTMENT TRUST

               One Financial Center, Boston, Massachusetts 02111

               Liberty Small Company Growth Fund, Variable Series

                  Stein Roe Growth Stock Fund, Variable Series

                 Liberty Asset Allocation Fund, Variable Series

                Liberty Federal Securities Fund, Variable Series

                   Liberty Money Market Fund, Variable Series


                      STATEMENT OF ADDITIONAL INFORMATION


                               Dated May 1, 2003

         This Statement of Additional Information (SAI) is not a prospectus, but provides additional information which should be read in conjunction with the Funds' Prospectuses dated May 1, 2003 and any supplement thereto. Financial statements, which are contained in the Funds' December 31, 2002, Annual Report, are incorporated by reference into this SAI. A Prospectus and Annual Report may be obtained at no charge by calling Liberty Funds Distributor, Inc. (LFD) at
(800) 437-4466, or by contacting the applicable Participating Insurance Company (as defined in the Prospectus), or the broker-dealers offering certain variable annuity contracts or variable life insurance policies issued by the Participating Insurance Company.



                               TABLE OF CONTENTS


                                                                          Page
         General Information and History....................................
         Investment Restrictions............................................
         Portfolio Turnover.................................................
         Purchases and Redemptions..........................................
         Trustees and Officers..............................................
         Management Arrangements............................................
         Trust Charges and Expenses.........................................
         Underwriters.......................................................
         Code of Ethics.....................................................
         Custodian..........................................................
         Portfolio Transactions.............................................
         Net Asset Value....................................................
         Taxes..............................................................
         Investment Performance.............................................
         Record Shareholders................................................
         Independent Accountants and Financial Statements...................
         Appendix A - Investment Techniques and Securities..................

                        GENERAL INFORMATION AND HISTORY


     SteinRoe Variable Investment Trust (the Trust), a business trust organized under the laws of Massachusetts, commenced operations on January 1, 1989, and is registered with the Securities and Exchange Commission (SEC) as an open-end management investment company. The Trust currently offers five Funds with differing investment goals, policies and restrictions. Currently, the Trust consists of Liberty Small Company Growth Fund, Variable Series (Small Company Growth Fund), Stein Roe Growth Stock Fund, Variable Series (Growth Stock Fund), Liberty Asset Allocation Fund, Variable Series (Asset Allocation Fund), Liberty Federal Securities Fund, Variable Series (Federal Securities Fund) and Liberty Money Market Fund, Variable Series (Money Market Fund) (individually referred to as a Fund, or by the defined name indicated, or collectively as the Funds).

     Effective April 7, 2003, Stein Roe Balanced Fund, Variable Series changed its name to Liberty Asset Allocation Fund, Variable Series and Stein Roe Money Market Fund, Variable Series changed its name to Liberty Money Market Fund, Variable Series. Effective April 14, 2003, Stein Roe Small Company Growth Fund, Variable Series changed its name to Liberty Small Company Growth Fund, Variable Series. Effective April 30, 2001, the Federal Securities Fund changed its name from Stein Roe Mortgage Securities Fund, Variable Series to its current name. Effective May 5, 1999, Small Company Growth Fund changed its name from Stein Roe Special Venture Fund, Variable Series to Stein Roe Small Company Growth Fund. Effective November 15, 1997, Small Company Growth Fund changed its name from Stein Roe Capital Appreciation Fund to Stein Roe Special Venture Fund, Variable Series.

     The Trust issues shares of beneficial interest in each Fund, an open-end management investment company that is a diversified series of the Trust, that represent the entire interest in a separate series of the Trust. The Trust is permitted to offer separate series and different classes of shares. The Trust currently offers two separate classes of shares, Class A shares and Class B shares. Class B shares differ from Class A shares solely in that Class B shares have a fee pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (1940 Act) which is used for certain shareholder services and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund's per share net asset value. The Trust may add or delete Funds and/or classes from time to time. The Trust is the funding vehicle for variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) offered by the separate accounts of life insurance companies (Participating Insurance Companies).

     The Trust was organized under an Agreement and Declaration of Trust (Declaration of Trust) as a Massachusetts business trust on June 9, 1987. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or the Board. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series, each with one or more classes, as the Board may authorize.


     Each share of a Fund class is entitled to participate pro rata in any dividends and other distributions declared by the Board with respect to that share class, and all shares of a Fund have proportionate rights in the event of liquidation of that Fund.

     Shareholders of a Fund are entitled to one vote for each share of that Fund held on any matter presented to shareholders. Shares of the Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more Funds, such as, for example, a proposal to approve an amendment to that Fund's Advisory Agreement, but shares of all the Funds vote together, to the extent required by the 1940 Act, in the election or selection of Trustees and independent accountants.

     The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

     The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental policies.

     The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund also is believed to be remote.

                            INVESTMENT RESTRICTIONS


     Each Fund operates under the investment restrictions listed below. Restrictions lettered (a) through (g) are fundamental policies which may not be changed for a Fund without approval of a majority of the outstanding voting shares of a Fund, defined as the lesser of the vote of (a) 67% or more of the shares of a Fund present at a meeting where more than 50% of the outstanding shares are present in person or represented by proxy or (b) more than 50% of the outstanding shares of a Fund. Other restrictions are not fundamental policies and may be changed with respect to a Fund by the Trustees without shareholder approval.

     Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the 1940 Act, as amended, the issuer with respect to a security is the entity whose revenues support the security.


FUNDAMENTAL POLICIES

     The following investment restrictions apply to each Fund except as otherwise indicated. A Fund may not:

(a) with respect to 75% of the value of the total assets of a Fund, invest more than 5% of the value of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except (a) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (b) [with respect to Money Market Fund only] certificates of deposit, bankers' acceptances and repurchase agreements;

(b) purchase securities of any one issuer if more than 10% of the outstanding voting securities of such issuer would at the time be held by the Fund;

(c) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(d) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to: (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (ii) [with respect to Money Market Fund only] certificates of deposit and bankers' acceptances and repurchase agreements or (iii) [as to Money Market Fund only] securities of issuers in the financial services industry;

(e) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, and securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that it may enter into (a) futures and options on futures and (b) forward contracts);

(f) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 15% of its total assets (taken at market value at the time of such loan); or

(g) borrow, except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940.

NON-FUNDAMENTAL POLICIES

     Each Fund is also subject to the following restrictions and policies, which are not fundamental and may be changed by the Trustees without shareholder approval. A Fund may:

(a) not invest in companies for the purpose of exercising control or management;

(b) not purchase more than 3% of the stock of another investment company; or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at the time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

(c) not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) permitted borrowings and (ii) options, futures and options on futures;

(d) not issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (including permitted borrowings);

(e) not purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of its investment adviser;

(f) not invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges;

(g) not write an option on a security unless, in compliance with SEC requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account;

(h) buy or sell an option on a security, a futures contract or an option on a futures contract so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

(i) not purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), make short sales of securities, or participate on a joint or a joint and several basis in any trading account in securities (except in connection with transactions in options, futures, and options on futures) [all Funds except Federal Securities Fund];

(j) not purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions; or

(k) not invest more than 15% [except as to Money Market Fund, 10%] of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.


     Further, as to Money Market Fund with respect to 100% of its assets, SEC rules prohibit the Fund from investing more than 5% of its assets, taken at market value at the time of purchase, in the securities of any one issuer; provided that (i) the Fund may invest more than 5% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (ii) the Fund may invest more than 5% of its assets for a period of up to three business days after the purchase thereof (but not more than 25% of its assets) in the securities of any one first-tier issuer (as determined by SEC rules); provided, further, that the Fund may not make more than one investment in accordance with this exception at any one time.

     Under normal market conditions, Money Market Fund will invest at least 25% of its assets in securities of issuers in the financial services industry. This policy may cause the Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. The financial services industry includes issuers that, according to the Directory of Companies Required to File Annual Reports with the SEC, are in the following categories: state banks; national banks; savings and loan holding companies; personal credit institutions; business credit institutions; mortgage-backed securities; finance services; security and commodity brokers, dealers and services; life, accident and health insurance carriers; fire, marine, casualty and surety insurance carriers; and insurance agents, brokers and services.


ADDITIONAL VOLUNTARY RESTRICTIONS PERTAINING TO SMALL COMPANY GROWTH FUND

     Small Company Growth Fund also is subject to the following additional restrictions and policies under certain applicable insurance laws pertaining to variable annuity contract separate accounts. These policies and restrictions are not fundamental and may be changed by the Trustees without shareholder approval:

     The borrowing limits for the Fund are (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, net asset value is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken.

     The Fund also will be subject to the following diversification guidelines pertaining to investments in foreign securities:


1. The Fund will be invested in a minimum of five different foreign countries at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund's net asset value; to three when less than 60% of such value; to two when less than 40%; and to one when less than 20%.


2. Except as set forth in item 3 below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country.

3. The Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

     If a percentage limit with respect to any of the foregoing fundamental and non-fundamental policies is satisfied at the time of investment or borrowing, a later increase or decrease in a Fund's assets will not constitute a violation of the limit.

                               PORTFOLIO TURNOVER

     The portfolio turnover of each Fund will vary from year to year. Although no Fund will trade in securities for short-term profits, when circumstances warrant securities may be sold without regard to the length of time held. Portfolio turnover for each Fund (other than Money Market Fund) is shown under "FINANCIAL HIGHLIGHTS" in the Prospectus.

     A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities, for which the Funds pay dealer spreads. If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios.

                           PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the heading "SHAREHOLDER INFORMATION."

     Each Fund's net asset value is determined on days on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time. Please refer to Shareholder Information - How the Funds Calculate Net Asset Value in the Prospectus for additional information on how the purchase and redemption price of Fund shares is determined.


The Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closing; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or the valuation of net assets of such Fund not reasonably practicable.


                             TRUSTEES AND OFFICERS


     The Board has overall management responsibility for the Trust and the Funds.

     The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they have held , are shown below. Each officer listed below serves as an officer of each of the Funds. The following definitions apply to the Trustee and Officer section only:

Liberty Funds: Consists of the series of Liberty Funds Trust I, the series of Liberty Funds Trust II, the series of Liberty Funds Trust III, the series of Liberty Funds Trust IV, the series of Liberty Funds Trust V, the series of Liberty Funds Trust VI, the series of Liberty Funds Trust VII, 9 closed-end management investment company portfolios, the series of Liberty-Stein Roe Funds Income Trust, the series of Liberty-Stein Roe Funds Municipal Trust, the series of Liberty-Stein Roe Funds Investment Trust, the series of Liberty-Stein Roe Funds Trust and the series of SteinRoe Variable Investment Trust and 3 closed-end management investment company portfolios.

All-Star Funds: Consists of 2 closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund.

Columbia Funds: consists of Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc, Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Special Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc. and the series of CMC Fund Trust.

Liberty Funds Complex: Consists of the Liberty Funds, All-Star Funds and Columbia Funds.

                                                                                                    Number of
                                            Year First                                            Portfolios in
                                            Elected or                                             Fund Complex          Other
           Name, Address        Postion    Appointed to           Principal Occupation(s)           Overseen          Directorships
              And Age          with Funds    Office               During Past Five Years            By Trustee            Held
           -------------       ----------  ------------           -----------------------         --------------     -------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 47)      Trustee       1996             Executive Vice President -              92                 None
P.O. Box 66100                                                 Strategy of United Airlines
Chicago, IL 60666                                              (airline) since December, 2002
                                                               formerly President of UAL Loyalty
                                                               Services (airline) from September,
                                                               2001 to December,2002; Executive
                                                               Vice President and Chief Financial
                                                               Officer of United Airlines from
                                                               March, 1993 to September, 2001 of
                                                               United Airlines; Senior Vice
                                                               President and Chief Financial
                                                               Officer of UAL, Inc. prior
                                                               thereto).

Janet Langford Kelly (Age 45)   Trustee       1996             Executive Vice President-Corporate      92                 None
One Kellogg Square                                             Development and Administration,
Battle Creek, MI 49016                                         General Counsel and Secretary,
                                                               Kellogg Company (food manufacturer),
                                                               since September, 1999; Senior Vice
                                                               President, Secretary and General
                                                               Counsel, Sara Lee Corporation
                                                               (branded, packaged, consumer-products
                                                               manufacturer) from January, 1995 to
                                                               September, 1999.

Richard W. Lowry (Age 67)       Trustee       1995             Private Investor since August, 1987     944                None
10701 Charleston Drive                                         (formerly Chairman and Chief Executive
Vero Beach, FL 32963                                           Officer, U.S. Plywood Corporation
                                                               (building products manufacturer)).


Salvatore Macera (Age 71)5      Trustee       1998             Private Investor since 1981 (formerly   92                 None
26 Little Neck Lane                                            Executive Vice President and Director
New Seabury, MA  02649                                         of Itek Corporation (electronics) from
                                                               1975 to 1981).

DISINTERESTED TRUSTEES
Charles R. Nelson (Age 60)      Trustee       1981             Professor of Economics, University of   1072               None
Department of Economics                                        Washington, since January, 1976; Ford
University of Washington                                       and Louisa Van Voorhis Professor of
Seattle, WA 98195                                              Political Economy, University of
                                                               Washington, since September, 1993;
                                                               Director, Institute for Economic
                                                               Research, University of Washington,
                                                               since September, 2001; Adjunct
                                                               Professor of Statistics, University
                                                               of Washington, since September, 1980;
                                                               Associate Editor, Journal of Money
                                                               Credit and Banking, since September,
                                                               1993; Trustee of the Columbia Funds
                                                               since July, 2002; consultant on
                                                               econometric and statistical matters.

John J. Neuhauser (Age 60)      Trustee       1985             Academic Vice President and Dean of     944        Saucony, Inc.
84 College Road                                                Faculties since August, 1999, Boston            (athletic footwear);
Chestnut Hill, MA 02467-3838                                   College (formerly Dean, Boston College             SkillSoft Corp.
                                                               School of Management from September,                (E-Learning)
                                                               1977 to September, 1999).

Thomas E. Stitzel (Age 67)      Trustee       1998             Business Consultant since 1999          92                 None
2208 Tawny Woods Place                                         (formerly Professor of Finance from
Boise, ID  83706                                               1975 to 1999 and Dean from 1977 to
                                                               1991, College of Business, Boise State
                                                               University); Chartered Financial
                                                               Analyst.

Thomas C. Theobald (Age 65)     Trustee       1996             Managing Director, William Blair        92    Anixter International
27 West Monroe Street,                                         Capital Partners (private equity                 (network support
Suite 3500                                                     investing) since September, 1994             equipment distributor),
Chicago, IL 60606                                              (formerly Chief Executive Officer           Jones Lang LaSalle (real
                                                               and Chairman of the Board of Directors,         estate management
                                                               Continental Bank Corporation                 services) and MONY Group
                                                               prior thereto).                                  (life insurance).

Anne-Lee Verville (Age 57)      Trustee       1998             Author and speaker on educational       92  Chairman of the Board of
359 Stickney Hill Road                                         systems needs (formerly General             Directors, Enesco Group,
Hopkinton, NH  03229                                           Manager, Global Education Industry          Inc. (designer, importer
                                                               from 1994 to 1997, and President,              and distributor of
                                                               Applications Solutions Division from              giftware and
                                                               1991 to 1994, IBM Corporation (global            collectibles).
                                                               education andglobal applications)).

INTERESTED TRUSTEES
William E. Mayer(3) (Age 62)    Trustee       1994             Managing Partner, Park Avenue Equity    944  Lee Enterprises (print
399 Park Avenue                                                Partners (private equity) since              media), WR Hambrecht +
Suite 3204                                                     February, 1999 (formerly Founding            Co. (financial service
New York, NY 10022                                             Partner, Development Capital LLC               provider) and First
                                                               from November 1996 to February, 1999;          Health (healthcare).
                                                               Dean and Professor, College of
                                                               Business and Management, University of
                                                               Maryland from October, 1992 to
                                                               November, 1996).

Joseph R. Palombo(3) (Age 50)   Trustee, and  2000             Chief Operating Officer of Columbia     92                  None
One Financial Center            Chairman of                    Management Group, Inc. (CMG) since
Boston, MA 02111                the Board and                  November, 2001 and Chief Operating
                                President                      Officer of Columbia since August,
                                                               2002; formerly Chief Operations
                                                               Officer of Mutual Funds, Liberty
                                                               Financial Companies, Inc. from August,
                                                               2000 to November, 2001, Executive Vice
                                                               President of Stein Roe & Farnham
                                                               Incorporated (Stein Roe) from April,
                                                               1999 to April, 2003; Director of
                                                               Colonial Management Associates, Inc.
                                                               (Colonial) from April, 1999 to April,
                                                               2003; Director of Stein Roe from
                                                               September, 2000 to April, 2003;
                                                               President of Liberty Funds since
                                                               February, 2003; Manager of Stein Roe
                                                               Floating Rate Limited Liability Company
                                                               since October, 2000 (formerly Vice
                                                               President of the Liberty Funds from
                                                               April, 1999 to August, 2000; Chief
                                                               Operating Officer and Chief Compliance
                                                               Officer, Putnam Mutual Funds from
                                                               December, 1993 to March, 1999).

(1)In December, 2000, the boards of each of the Liberty Funds and Stein Roe Funds were combined into one board of trustees with common membership. The date shown is the earliest date on which a trustee was elected to either the Liberty Funds board or the former Stein Roe Funds board.

(2)In addition to serving as a disinterested trustee of the Liberty funds, Mr. Nelson serves as a disinterested Trustee of the
Columbia Funds, currently consisting of 15 funds.

(3) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of Columbia.

(4)In addition to serving as a trustee of the Liberty Funds, Mr. Lowry, Mr. Neuhauser and Mr. Mayer each serve as a director/trustee of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of Columbia. (5)Mr. Macera will retire as a Trustee from the Board of Trustees effective June 18, 2003.

                                                      Year First
                                                      Elected or
           Name, Address                Postion      Appointed to           Principal Occupation(s)
              And Age                 with Funds        Office               During Past Five Years
           -------------              ----------     ------------           -----------------------

Officers

Vicki L. Benjamin (Age 41)              Chief            2001        Controller of the Liberty Funds and Liberty
One Financial Center                 Accounting                      All-Star Funds since May, 2002; Chief
Boston, MA 02111                     Officer and                     Accounting Officer of the Liberty Funds and
                                     Controller                      Liberty All-Star Funds since June, 2001;
                                                                     Controller and Chief Accounting Officer of the
                                                                     Galaxy Funds since September, 2002 (formerly
                                                                     Vice President, Corporate Audit, State Street
                                                                     Bank and Trust Company from May, 1998 to
                                                                     April, 2001; Audit Manager from July, 1994 to
                                                                     June, 1997; Senior Audit Manager from July,
                                                                     1997 to May, 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 38)         Treasurer          2000        Treasurer of the Liberty Funds and of the
One Financial Center                                                 Liberty All-Star Funds since December, 2000
Boston, MA 02111                                                     (formerly Controller of the Liberty Funds and
                                                                     of the Liberty All-Star Funds from February,
                                                                     1998 to October, 2000); Treasurer of the
                                                                     Galaxy Funds since September, 2002; (formerly
                                                                     Vice President of Colonial from February,
                                                                     1998 to October, 2000 and Senior Tax Manager,
                                                                     Coopers & Lybrand, LLP from April, 1996 to
                                                                     January, 1998).

Jean S. Loewenberg (Age 57)         Secretary            2002        Secretary of the Liberty Funds and of the
One Financial Center                                                 Liberty All-Star Funds since February, 2002;
Boston, MA 02111                                                     General Counsel of CMG since December, 2001;
                                                                     Senior Vice President since November, 1996 and
                                                                     Assistant General Counsel since September,
                                                                     2002 of Fleet National Bank (formerly Senior
                                                                     Vice President and Group Senior Counsel of
                                                                     Fleet National Bank from November, 1996 to
                                                                     September, 2002).

TRUSTEE POSITIONS


     As of December 31, 2002, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, Columbia Management Advisers, Inc. ("Columbia"), another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.


Approving the Investment Advisory Contract


     In determining to approve the most recent annual extension of the Funds' management agreements, the Trustees met over the course of the year with the relevant investment advisory personnel from Columbia and considered information provided by Columbia relating to the education, experience and number of investment professionals and other personnel providing services under those agreements. See "Trust Management Organizations" in the Funds' Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by Columbia to the Funds were appropriate to fulfill effectively Columbia's duties under the agreements. The Trustees also considered the business reputation of Columbia and its financial resources, and concluded that Columbia would be able to meet any reasonably foreseeable obligations under the agreements.

     The Trustees received information concerning the investment philosophy and investment process applied by Columbia in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectus. In this connection, the Trustees considered Columbia's in-house research capabilities as well as other resources available to Columbia's personnel, including research services available to Columbia as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that Columbia's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

     The Trustees considered the scope of the services provided by Columbia to the Funds under the agreements relative to services provided by third parties to other mutual funds. See "Trust Charges and Expenses" and "Management Arrangements." The Trustees concluded that the scope of Columbia's services to the Funds was consistent with the Funds' operational requirements, including, in addition to their investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

     The Trustees considered the Pension Total quality of the services provided by or Compensation Columbia to the Funds. The Trustees Retirement from the Fund evaluated Columbia's record with Benefits and the Fund respect to regulatory compliance and Accrued Complex Paid compliance with the investment as Part to the policies of the Funds. The Trustees of Fund Trustees for also evaluated the procedures of Expenses the Calendar Columbia designed to fulfill (a) Year Ended Columbia's fiduciary duty to the December 31, Funds with respect to possible 2002 (b) conflicts of interest, including Columbia's code of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics"), the procedures by which Columbia allocates trades among its various investment advisory clients and the record of Columbia in these matters. The Trustees also received information concerning standards of Columbia with respect to the execution of portfolio transactions. See "Portfolio Transactions."

     The Trustees considered Columbia's management of non-advisory services provided by persons other than Columbia by reference, among other things, to the Funds' total expenses and the reputation of the Funds' other service providers. The Trustees also considered information provided by third parties relating to the Funds' investment performance relative to their performance benchmark(s), relative to other similar funds managed by Columbia and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Funds' one-, five- and ten-year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Funds' Prospectus), as well as factors identified by Columbia as contributing to the Funds' performance. See the Funds' most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of Columbia's services was sufficient to merit reapproval of the agreements for another year.

     In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to Columbia. The Trustees evaluated Columbia's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by each Fund directly to Columbia, but also so-called "fallout benefits" to Columbia such as reputational value derived from serving as investment advisor to the Funds and the research services available to Columbia by reason of brokerage commissions generated by the Funds' turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Funds" in the Funds' Prospectus.

     Based on the foregoing, the Trustees concluded that the fees to be paid Columbia under the management agreements were fair and reasonable, given the scope and quality of the services rendered by Columbia.


General

     Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.


COMPENSATION OF TRUSTEES
------------------------
     Columbia or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with Columbia. For the fiscal and calendar year ended December 31, 2002, the Trustees received the following compensation for serving as Trustees:


                                            Pension               Total Compensation from the
                                           Retirement              Fund and the Fund Complex
                                        Benefits Accrued          Paid to the Trustees for the
                                        as Part of Fund               Calendar Year Ended
Trustee                                    Expenses(a)                December 31, 2002(b)


John Benning                                 N/A                            $12,306
Robert J. Birnbaum                           N/A                             24,806
Tom Bleasdale (c)                            N/A                           51,500 (d)

Lora S. Collins (c)                          N/A                             96,000
James E. Grinnell (c)                        N/A                             24,806
Douglas A. Hacker                            N/A                             98,000
Janet Langford Kelly                         N/A                             97,000
Richard W. Lowry                             N/A                            124,806
Salvatore Macera                             N/A                             98,000
William E. Mayer                             N/A                            127,800
James L. Moody, Jr. (c)                      N/A                             91,000
Charles R. Nelson                            N/A                             98,000
John J. Neuhauser                            N/A                            124,974
Joseph R. Palombo (e)                        N/A                                N/A
Thomas Stitzel                               N/A                             98,000
Thomas C. Theobald                           N/A                            102,000
Anne-Lee Verville                            N/A                            102,000 (f)


                                     Aggregate Compensation     Aggregate Compensation      Aggregate Compensation
                                   from the Asset Allocation     from the Growth Stock      from the Small Company
                                    Fund for the Fiscal Year   Fund for the Fiscal Year      Growth Fund for the
                                             Ended                       Ended                Fiscal Year Ended
                                       December 31, 2002           December 31, 2002          December 31, 2002
                                       -----------------           -----------------          -----------------
Trustee

John Benning                                  N/A                         N/A                        N/A
Robert J. Birnbaum                            N/A                         N/A                        N/A
Tom Bleasdale (c)                             N/A                         N/A                        N/A

Lora S. Collins (c)                           N/A                         N/A                        N/A
James E. Grinnell (c)                         N/A                         N/A                        N/A
Douglas A. Hacker                            $1,221                      $978                        $545
Janet Langford Kelly                         1,209                        967                        539
Richard W. Lowry                             1,246                        997                        556
Salvatore Macera                             1,221                        978                        545
William E. Mayer                             1,283                       1,028                       572
James L. Moody, Jr. (c)                       N/A                         N/A                        N/A
Charles R. Nelson                            1,221                        978                        545
John J. Neuhauser                            1,248                       1,000                       557
Joseph R. Palombo (e)                         N/A                         N/A                        N/A
Thomas Stitzel                               1,221                        978                        545
Thomas C. Theobald                           1,271                       1,018                       567
Anne-Lee Verville                          1,271 (f)                   1,018 (f)                   567 (f)



                           Aggregate Compensation
                              from the Federal        Aggregate Compensation
                          Securities Fund for the      from the Money Market
                             Fiscal Year Ended       Fund for the Fiscal Year
                             December 31, 2002        Ended December 31, 2002
                             -----------------              -----------------
Trustee

John Benning                        N/A                         N/A
Robert J. Birnbaum                  N/A                         N/A
Tom Bleasdale (c)                   N/A                         N/A

Lora S. Collins (c)                 N/A                         N/A
James E. Grinnell (c)               N/A                         N/A
Douglas A. Hacker                   $863                       1,134
Janet Langford Kelly                855                        1,123
Richard W. Lowry                    881                        1,157
Salvatore Macera                    863                        1,134
William E. Mayer                    904                        1,190
James L. Moody, Jr. (c)             N/A                         N/A
Charles R. Nelson                   863                        1,134
John J. Neuhauser                   880                        1,158
Joseph R. Palombo (e)               N/A                         N/A
Thomas Stitzel                      863                        1,134
Thomas C. Theobald                  896                        1,179
Anne-Lee Verville                 896 (f)                      1,179 (f)

(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(b) As of December 31, 2002, the Liberty family of funds (Liberty Funds) consisted of 95 open-end and 14 closed-end management investment company portfolios; (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds and the Columbia Funds, part of the Liberty Funds Complex, have separate boards of directors/trustees.
(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bleasdale, Grinnell, Moody and Ms. Collins received $154,500, $75,000, $182,000, and $192,000, respectively, for retiring prior to their respective board's mandatory retirement age. This payment continued for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, and ended on October 1, 2002, were paid quarterly. FleetBoston and the Liberty Funds Complex each bore one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments was allocated among the Liberty Funds Complex based on each fund's share of the Trustee fees for 2000.
(d) During the calendar year ended December 31, 2002, Mr. Bleasdale deferred his total compensation of $51,500 pursuant to the deferred compensation plan.
(e) Mr. Palombo does not receive compensation because he is an officer of an affiliate of Columbia. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank. (f) During the fiscal year ended December 31, 2002, Ms. Verville deferred the following amounts of her compensation for each Fund listed: $630 for the Asset Allocation Fund, $509 for the Growth Stock Fund, $278 for the Small Company Growth Fund, $426 for the Federal Securities Fund and $576 for the Money Market Fund pursuant to the deferred compensation plan.During the calendar year ended December 31, 2002, she deferred $51,000 of her total compensation pursuant to the deferred compensation plan. At Decemer 31, 2002, the value of Ms. Verville's account under that plan was $284,015.89.


Role of the Board of Trustees

     The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

Audit Committee


     Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended December 31, 2002, the Audit Committee convened six times. Mr. Macera will retire from the Board of Trustees effective June 18, 2003.


Governance Committee


     Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. In the fiscal year ended December 31, 2002, the Governance Committee convened two times.


Advisory Fees & Expenses Committee


     Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended December 31, 2002, the Advisory Fees & Expenses Committee convened six times.


Trading Oversight Committee


     Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended December 31, 2002, the Trading Oversight Committee convened two times. Mr. Macera will retire from the Board of Trustees effective June 18, 2003.


Share Ownership


     The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002 (i) in the Fund and
(ii) in all Liberty Funds and Liberty All-Star Funds overseen by the Trustee.

                                                                                                        Dollar Range of
                                      Dollar Range of       Dollar Range of       Dollar Range of      Equity Securities
                                     Equity Securities     Equity Securities     Equity Securities       Owned in the
                                    Owned in the Asset    Owned in the Growth   Owned in the Small     Federal Securities
         Name of Trustee              Allocation Fund          Stock Fund       Company Growth Fund          Fund
         ---------------              ---------------     -------------------   -------------------    -------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                            $0                    $0                   $0                    $0
Janet Langford Kelly                          0                     0                     0                    0
Richard W. Lowry (g)                          0                     0                     0                    0
Salvatore Macera                              0                     0                     0                    0
Charles R. Nelson                             0                     0                     0                    0
John J. Neuhauser (g)                         0                     0                     0                    0
Thomas E. Stitzel                             0                     0                     0                    0
Thomas C. Theobald                            0                     0                     0                    0
Anne-Lee Verville                             0                     0                     0                    0

INTERESTED TRUSTEES
William E. Mayer (g)                         $0                    $0                   $0                    $0
Joseph R. Palombo                             0                     0                     0                    0


                                       Dollar Range of
                                      Equity Securities        Aggregate Dollar Range of Equity
                                      Owned in the Money    Securities Owned in all Funds Overseen
         Name of Trustee                 Market Fund         by Trustee in Liberty Family of Funds
         ---------------              ------------------    --------------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker                             $0                         Over $100,000
Janet Langford Kelly                           0                         Over $100,000
Richard W. Lowry (g)                           0                         Over $100,000
Salvatore Macera                               0                        $50,001-100,000
Charles R. Nelson                              0                         Over $100,000
John J. Neuhauser (g)                          0                         Over $100,000
Thomas E. Stitzel                              0                        $50,001-100,000
Thomas C. Theobald                             0                         Over $100,000
Anne-Lee Verville                              0                             $0(h)


INTERESTED TRUSTEES

William E. Mayer (g)                          $0                        $50,001-100,000
Joseph R. Palombo                              0                              $0


(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

(h) Because Ms. Verville's share ownership in the Liberty Family of Funds is through her deferred compensation plan, her ownership is not required to be disclosed.


                            MANAGEMENT ARRANGEMENTS


     As described in the Prospectus, the portfolio of each Fund is managed by Columbia Each Fund has its own Advisory Agreement with Columbia. Columbia is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, Massachusetts 02111.

     The directors of Columbia are Keith T. Banks, Roger Sayler and Joseph R. Palombo. The positions held by Messrs. Banks and Palombo are listed above. Mr. Sayler is a Managing Director of Fleet Asset Management. The business address of Messrs. Banks and Sayler is 590 Madison Avenue, 36th Floor, Mail Stop NYEH30636A, New York, New York 10022. The business address of Mr. Palombo is One Financial Center, Boston, Massachusetts 02111.

     On April 1, 2003, certain investment advisory subsidiaries of CMG, including Stein Roe, merged into Columbia (which previously was known as Columbia Management Company). Prior to April 1, 2003, Stein Roe managed each Fund as well as provided certain administrative and pricing and bookkeeping services to each Fund. As a result of the merger, Columbia assumed these functions.

     Columbia, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund's Advisory Agreement and pays all compensation of the Trustees, officers and employees who are employees of Columbia.

     Each Fund's Advisory Agreement provides that neither Columbia nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Columbia of its duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of Columbia in the performance of its duties or from reckless disregard by Columbia of its obligations and duties under the Advisory Agreement.

     Under an Administration Agreement with the Trust, Columbia provides each Fund with administrative services, excluding investment advisory services. Specifically, Columbia is responsible for preparing financial statements, providing office space and equipment in connection with the maintenance of the headquarters of the Trust, preparing and filing required reports and tax returns, arrangements for meetings, maintenance of the Trust's corporate books and records, communication with shareholders, providing internal legal services and oversight of custodial, accounting and other services provided to the Funds by others. The Administration Agreement provides that Columbia may, in its discretion, arrange for administrative services to be provided to the Trust by any of its affiliates.

     Under separate agreements, Columbia is responsible for providing certain pricing and other record keeping services to the Funds pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), Columbia has delegated those functions to State Street Bank and Trust Company (State Street). Columbia pays fees to State Street under the Outsourcing Agreement. The Trust believes that the charges by Columbia to the Trust for these services are comparable to those of other companies performing similar services.

     Nordea Investment Management North America, Inc. (Nordea), which is located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, serves as an investment sub-advisor for the Asset Allocation Fund. Nordea, a registered investment advisor since 2001, replaced Nordea Securities, Inc. (NSI) as the investment sub-advisor for the Asset Allocation Fund effective January 1, 2002. Nordea is an indirect, wholly owned subsidiary of Nordea AB (formerly Nordic Baltic Holding Group), one of Scandinavia's leading financial institutions. As part of an internal reorganization, Nordea AB created Nordea to assume the investment management business of NSI. Nordea manages and operates its investment management business in substantially the same manner as NSI managed and operated its investment management business. The same personnel who performed investment management functions for the Asset Allocation Fund at NSI continue to perform those functions on behalf of Nordea. Nordea's investment decisions for the Asset Allocation Fund are made by an investment team. Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis.

     Under the sub-advisory agreement with Columbia and the Trust, on behalf of the Asset Allocation Fund, Nordea manages a portion of the Asset Allocation Fund's foreign securities, as determined by Columbia, in accordance with the investment goal, policies and limitations of the Asset Allocation Fund. For the services rendered by Nordea under the sub-advisory agreement, Columbia pays Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of the portion of the Asset Allocation Fund's assets managed by Nordea. Any liability of Nordea to the Trust, the Asset Allocation Fund and/or Asset Allocation Fund shareholders is limited to situations involving Nordea's own willful misfeasance, bad faith or gross negligence in the performance of its duties. In addition to the services provided by Nordea to the Asset Allocation Fund, Nordea also provides sub-advisory and other services and facilities to other investment companies.


                           TRUST CHARGES AND EXPENSES

MANAGEMENT FEES:


     Each Fund pays Columbia an annual advisory fee based on the following schedule. Fees are computed and accrued daily and paid monthly. During each year in the three-year period ended December 31, 2002, pursuant to the Advisory Agreements, each Fund paid Stein Roe management fees as follows:

                           Annual Fee Rate
                          (as a percentage
                             of average
                             net assets)    2002            2001          2000
                             -----------    ----            ----          ----
Small Company Growth Fund       0.50%        $309,076     $ 438,989    $ 697,628
Growth Stock Fund               0.50% (i)     971,607     1,545,392    2,264,063
Asset Allocation Fund           0.45%       1,280,078     1,591,913    1,856,618
Federal Securities Fund         0.40%         765,362       538,355      421,467
Money Market Fund               0.35%         930,449       863,234      626,629

(i) Effective July 1, 2001, a management fee breakpoint was implemented for the Growth Stock Fund. The management fee is now 0.50% of average net assets on the first $1 billion and 0.45% of average net assets thereafter.


ADMINISTRATIVE EXPENSES:


     Each Fund pays Columbia an annual administrative fee. Fees are computed and accrued daily and paid monthly at an annual rate of 0.15% of average net assets. During each year in the three-year period ended December 31, 2002, pursuant to the Administration Agreement, each Fund paid Stein Roe or an affiliate thereof administrative fees as follows:

                              2002               2001                2000
                              ----               ----                ----
Small Company Growth Fund    $92,724           $131,697            $209,289
Growth Stock Fund            291,482             463,618            679,219
Asset Allocation Fund        426,693             530,638            618,873
Federal Securities Fund      287,011             201,883            158,050
Money Market Fund            398,764             369,958            268,555


ACCOUNTING AND BOOKKEEPING EXPENSES:


     Prior to July 1, 2001, each Fund paid Stein Roe an additional fee for accounting and bookkeeping services in the annual amount of $25,000 plus .0025% of average daily net assets in excess of $50 million. Effective July 1, 2001, Columbia entered a separate agreement (Outsourcing Agreement). Under the Outsourcing Agreement, those functions have been delegated to State Street. Columbia, as the successor to Stein Roe, pays fees to State Street under the Outsourcing Agreement.

     Under its accounting and bookkeeping agreement with the Funds, Columbia receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:


o    an annual flat fee of $10,000, paid monthly; and

o in any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

          [(number of stand-alone funds and master funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides accounting and bookkeeping services under the outsourcing agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)


     The Funds reimburse Columbia for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

     During each year in the three-year period ended December 31, 2002, pursuant to the agreement, each Fund paid Stein Roe fees as follows:

                                      2002             2001             2000
                                      ----             ----             ----
Small Company Growth Fund           $33,521           $31,689          $27,303
Growth Stock Fund                    82,660            67,708           35,135
Asset Allocation Fund               118,648            74,480           34,130
Federal Securities Fund              87,816            42,321           26,318
Money Market Fund                   114,852            67,569           28,291

     In addition, under the Funds' transfer agency agreement, each Fund pays Liberty Funds Services, Inc. (LFS), an affiliate of Columbia, a fee in the amount of $7,500 per year, payable in monthly installments of $625. During each year in the three-year period ended December 31, 2002, each Fund listed below made payments as follows to LFS for these services:

                                      2002             2001            2000
                                      ----             ----            ----
Small Company Growth Fund             $7,500          $7,500           $7,500
Growth Stock Fund                      7,500           7,500            7,521
Asset Allocation Fund                  7,500           7,500            7,500
Federal Securities Fund                7,500           7,500            7,500
Money Market Fund                      7,500           7,500            7,500


12B-1 FEES:


     Each Fund listed below paid LFD distribution fees as follows during the years ended December 31, 2002, 2001 and 2000, as described in the Prospectus:

                                        2002            2001           2000 (j)
                                        ----            ----           --------
Small Company Growth Fund               $ 2              $ 2             $ 2
Growth Stock Fund                      68,911          70,473           12,970
Asset Allocation Fund                 126,591          83,535            8,476
Federal Securities Fund               188,770          66,414            3,720

(j)      The Funds did not offer Class B shares prior to June 1, 2000.


EXPENSE LIMITATION:


         Columbia has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, 12b-1, brokerage and extraordinary expenses of certain Funds as follows:

Fund                                       Expenses Exceeding
----                                       ------------------
Federal Securities Fund                    0.70% of average net assets
Growth Stock Fund                          0.80% of average net assets
Asset Allocation Fund                      0.75% of average net assets
Small Company Growth Fund                  0.80% of average net assets
Money Market Fund                          0.65% of average net assets


     LFD has voluntarily agreed to reimburse certain Funds for the following portions of the Class B share 12b-1 distribution fee expenses, incurred by each Fund when the Class B share total expenses (including 12b-1 fee) is in excess of the following percentages of Class B's average daily net asset value per annum:


                                                                  Reimburse
                                          Class B expense      distribution fee
Fund:                                          limit:           in excess of:
-----                                          -----            ------------
Asset Allocation Fund                           0.90%               0.15%
Growth Stock Fund                               0.95%               0.15%
Federal Securities Fund                         0.90%               0.20%

     These arrangements may be terminated by Columbia and LFD at any time.

     Prior to May 1, 2001, Columbia contractually reimbursed all expenses, including management fees, but excluding interest, taxes, 12b-1, brokerage and extraordinary expenses of the Funds as follows:


Fund                                         Expenses Exceeding
-----                                        ------------------
Small Company Growth Fund                    0.80% of average net assets
Growth Stock Fund                            0.80% of average net assets
Asset Allocation Fund                        0.75% of average net assets
Federal Securities Fund                      0.70% of average net assets
Money Market Fund                            0.65% of average net assets


     Prior to May 1, 2001, LFD contractually reimbursed the following Funds for the following portions of the Class B share 12b-1 distribution fee expenses, incurred by each Fund when the Class B share total expenses (including 12b-1 fee) were in excess of the following percentages of Class B's average daily net asset value per annum:


                                                              Reimburse
                                      Class B expense      distribution fee
Fund:                                      limit:           in excess of:
-----                                      ------           -------------
Asset Allocation Fund                       0.90%               0.15%
Growth Stock Fund                           0.95%               0.15%

FEES OR EXPENSES WAIVED OR BORNE BY COLUMBIA AND/OR LFD:

     During each year in the three-year period ended December 31, 2002, the following fees or expenses were waived or borne by Columbia and/or LFD:



Fund:                                   2002             2001             2000
-----                                   ----             ----             ----
Small Company Growth Fund              $10,872          $34,910            ---
Growth Stock Fund                      20,054            15,581            ---
Asset Allocation Fund                  23,731            19,770          $1,228
Federal Securities Fund                 7,158            10,581            ---


SALES-RELATED EXPENSES:


     Sales-related expenses of LFD relating to each of the Funds' Class B shares for the year ended December 31, 2002 were as follows (dollars in thousands):



                                                                        Small
                                                                       Company      Growth Stock       Asset
                                                                      Growth Fund       Fund       AllocationFund
Fees to Financial Service Firms (FSFs)                                    $7             $38            $63
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                                0              8              22
Allocated travel, entertainment and other promotional
  Expenses (including advertising)                                         0             10              30


                                                                       Federal
                                                                      Securities
                                                                         Fund


Fees to FSFs                                                              $84
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                               37
Allocated travel, entertainment and other promotional
  Expenses (including advertising)                                        51


                                  UNDERWRITERS


     LFD, One Financial Center, Boston, MA 02111, serves as the principal underwriter of the Funds. LFD is a subsidiary of Columbia. The Trustees have approved a Distribution Plan and Agreement (Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Funds. Under the Plan, the Funds, except for the Money Market Fund, pay the distributor a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund's Class B share average daily net assets. The distributor has voluntarily agreed to waive a portion of the fee for some of the Funds to an amount so that the expenses of these Funds do not exceed the limits as described above under Expense Limitation. The distributor may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution fees are payable regardless of the amount of the distributor's expenses, the distributor may realize a profit from the fees.

     The Plan authorizes any other payments by the Funds to the distributor and its affiliates (including Columbia) to the extent that such payments might be construed to be indirect financing of the distribution of fund shares.


     The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund's shares, on 60 days' written notice to the distributor. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

                                 CODE OF ETHICS


     The Funds, Columbia, LFD and Nordea have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                                   CUSTODIAN


     State Street, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the Funds. It is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds. Portfolio securities purchased in the U.S. are maintained in the custody of State Street or other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies who are members of State Street's Global Custody Network and foreign depositories (foreign sub-custodians).


     With respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians or application of foreign law to a Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the U.S.


     The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street.


                             PORTFOLIO TRANSACTIONS


     Columbia places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients (Clients). Columbia's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Columbia's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Columbia's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Columbia's knowledge of actual or apparent operation problems of any broker or dealer.

     Recognizing the value of these factors, Columbia may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Columbia has established internal policies for the guidance of its trading personnel, with respect to broker selection Columbia has discretion for all trades of the Funds. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Columbia. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Columbia's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Columbia, and reports are made annually to the Board of Trustees.

     Columbia maintains and periodically updates a list of approved brokers and dealers which, in Columbia's judgment, are generally capable of providing best price and execution and are financially stable. Columbia's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts.

     It is Columbia's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients (and, when feasible, Colonial clients), in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.


INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED BY BROKERS AND DEALERS


     Columbia engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services (research products) from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, Columbia is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Columbia may engage in soft dollar transactions on trades for those Client accounts for which Columbia has the discretion to select the broker-dealers.

     The ability to direct brokerage for a Client account belongs to the Client and not to Columbia. When a Client grants Columbia the discretion to select broker-dealers for Client trades, Columbia has a duty to seek the best combination of net price and execution. Columbia faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Columbia is able to use the soft dollar products in managing its Client accounts without paying cash (hard dollars) for the product. This reduces Columbia's expenses.

     Moreover, under a provision of the federal securities laws applicable to soft dollars, Columbia is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Columbia's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult if not impossible to document, Columbia believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

     Columbia attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Columbia concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Columbia considers in determining whether a particular broker is capable of providing the best net price and execution. Columbia may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

     Columbia acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to Columbia through the broker-dealer firm executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Columbia's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Columbia develops target levels of commission dollars on a firm-by-firm basis. Columbia attempts to direct trades to each firm to meet these targets.

     Columbia also uses soft dollars to acquire products created by third parties that are supplied to Columbia through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:


o Database Services--comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

o Quotation/Trading/News Systems--products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

o Economic Data/Forecasting Tools--various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.

o Quantitative/Technical Analysis--software tools that assist in quantitative and technical analysis of investment data.

o Fundamental Industry Analysis--industry-specific fundamental investment research.

o Fixed Income Security Analysis--data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.

o Other Specialized Tools--other specialized products, such as specialized economic consulting analyses and attendance at investment oriented conferences.

     Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.


     Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Columbia evaluates each product to determine a cash (hard dollars) value of the product to Columbia. Columbia then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Columbia. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Columbia attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Columbia will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

     The targets that Columbia establishes for both proprietary and for third party research products typically will reflect discussions that Columbia has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Columbia does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Columbia makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Columbia will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Columbia generally will carry over target shortages and excesses to the next year's target. Columbia believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Columbia can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Columbia. Columbia may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Columbia will enter into a license to use the software from the vendor.)

     In certain cases, Columbia may use soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, Columbia makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. Columbia pays the provider in cash (hard dollars) for the non-research portion of its use of these products.

     Columbia may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Columbia does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

     In certain cases, Columbia will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Columbia with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Columbia may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Columbia has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Columbia.

     In light of the fact that Columbia may also provide advisory services to the Participating Insurance Companies, and to other advisory accounts that may or may not be registered investment companies, securities of the same issuer may be included, from time to time, in the portfolios of the Funds and these other entities where it is consistent with their respective investment objectives. If these entities desire to buy or sell the same portfolio security at about the same time, combined purchases and sales may be made, and in such event the security purchased or sold normally will be allocated at the average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. While it is possible that in certain instances this procedure could adversely affect the price or number of shares involved in the Funds' transactions, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions.

     Because Columbia's personnel may also provide investment advisory services to the Participating Insurance Companies and other advisory clients, it may be difficult to quantify the relative benefits received by the Trust and these other entities from research provided by broker-dealers.

     The Trust has arranged for State Street, as its custodian, to act as a soliciting dealer to accept any fees available to State Street as a soliciting dealer in connection with any tender offer for a Fund's portfolio securities. State Street will credit any such fees received against its custodial fees. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

     The Trust's purchases and sales of securities not traded on securities exchanges generally are placed by Columbia with market makers for these securities on a net basis, without any brokerage commissions being paid by the Trust. Net trading does involve, however, transaction costs. Included in prices paid to underwriters of portfolio securities is the spread between the price paid by the underwriter to the issuer and the price paid by the purchasers. Each Fund's purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker-dealer on a net basis without any brokerage commission being paid by such Fund, but do reflect the spread between the bid and asked prices. Columbia may also transact purchases of some portfolio securities directly with the issuers.

     With respect to a Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Columbia may also consider the part, if any, played by the broker or dealer in bringing the security involved to Columbia's attention, including investment research related to the security and provided to the Fund.

     The table below shows information on brokerage commissions paid by Federal Securities Fund, Small Company Growth Fund, Growth Stock Fund and Asset Allocation Fund during the three fiscal years ended December 31, 2002, 2001 and 2000. Money Market Fund did not pay commissions on any of its transactions during the fiscal years ended December 31, 2002, 2001 and 2000.


                                                                 FEDERAL         GROWTH
                                                               SECURITIES         STOCK       SMALL COMPANY        ASSET
                                                                  FUND            FUND         GROWTH FUND    ALLOCATION FUND
Total amount of brokerage commissions paid during fiscal
   year ended 12/31/02                                              0           $367,568         $238,704        $197,343
Total amount of directed transactions paid during fiscal
   year ended 12/31/02                                              0          35,541,624        330,075         8,349,288
Total amount of commissions on directed transactions paid
   during fiscal year ended 12/31/02                                0            45,165            405            13,017
Total amount of brokerage commissions paid during fiscal                                           595
   year ended 12/31/02 to AlphaTrade Inc.                           0             3,168          (0.25%)           3,414
   (% of total commission paid)                                   (0%)           (0.94%)                          (3.48%)
Total amount of brokerage commissions paid during fiscal
   year ended 12/31/02 to Fleet Securities, Inc.                    0             2,500             0                0
Total amount of brokerage commissions paid during fiscal
   year ended 12/31/01                                           $1,887         $363,809         $144,333        $282,984
Total amount of directed transactions paid during fiscal
   year ended 12/31/01                                              0          64,390,232        761,325        17,679,977
Total amount of commissions on directed transactions paid
   during fiscal year ended 12/31/01                                0            79,750           3,825           21,412
Total amount of brokerage commissions paid during fiscal
   year ended 12/31/01 to AlphaTrade Inc.                           0             3,720           2,541           10,759
   (% of total commission paid)                                                   (1%)             (2%)            (4%)


                                                                        FEDERAL
                                                                      SECURITIES     GROWTH       SMALL COMPANY
                                                                         FUND      STOCK FUND      GROWTH FUND      ALLOCATION FUND
Total amount of brokerage commissions paid during fiscal year
   ended 12/31/00                                                        $463       $321,881         $129,992          $122,288
Total amount of directed transactions paid during fiscal year
   ended 12/31/00                                                        166       102,477,606      1,873,743         4,759,691
Total amount of commissions on directed transactions paid during
   fiscal year ended 12/31/00                                             0          94,650           3,385             4,519
Total amount of brokerage commissions paid during fiscal year
   ended 12/31/00 to AlphaTrade Inc.                                      0          11,364            630              7,667
   (% of total commission paid)                                                       (4%)             (0%)              (6%)


*AlphaTrade, Inc. (ATI) formerly was a subsidiary of Colonial Management Associates, Inc.


                                NET ASSET VALUE

     The net asset value of the shares of each class of the Funds is determined by dividing each class's total net assets by the number of that class's shares outstanding.

     The valuation of Money Market Fund's securities is based upon their amortized cost, which does not take into account unrealized gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Money Market Fund would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Money Market Fund would be able to obtain a somewhat higher yield if he purchased shares of Money Market Fund on that day than would result from investment in a fund utilizing solely market values, and existing investors in Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The proceeds received by each Fund for each purchase or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust.

                                     TAXES

     Each Fund has elected to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986
(Code). As a result of such election, for any tax year in which a Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, that Fund will not be subject to federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

     Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by each Fund. Any of the applicable diversification requirements could require a sale of assets of a Fund that would affect the net asset value of the Fund.

     Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its Funds will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of both separate accounts and the owner of such contract or policy.


     Each Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Funds may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. Failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Companies offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes it is in compliance with these requirements.


     The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable insurance contract's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.


     The Trust therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment goal or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the SEC, or the approval of a majority of such owners, to the extent legally required.

     To the extent a Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of tax or exemption from tax on most investment income, typically capital gains and interest. Gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that generally cause them to be recharacterized as ordinary income and losses, and may affect the timing and amount of the Fund's recognition of income, gain or loss.


     It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Funds intend to operate so as to qualify for treaty-reduced tax rates where applicable.

     The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                             INVESTMENT PERFORMANCE

     Money Market Fund may quote a "Current Yield" or "Effective Yield" from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period (Beginning Account Value), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

         The yields are then computed as follows:

                               Net Change in Account Value                365
                         ------------------------------------------     --------
Current Yield       =             Beginning Account Value          x       7

                         [1 + Net Change in Account Value]365/7
                         -------------------------------------------------------
Effective Yield     =                    Beginning Account Value          -    1

     For example, the yields of Money Market Fund for the seven-day period ended December 31, 2000, were:

                                      $.000312708                 365
                          -------------------------------      -------
Current Yield       =                 $1.00              x       7    =    1.63%

                          [1+$.000312708]365/7
                          -------------------------------
Effective Yield     =                 $1.00              -       1    =    1.64%

     In addition to fluctuations reflecting changes in net income of Money Market Fund resulting from changes in income earned on its portfolio securities and in its expenses, Money Market Fund's yield also would be affected if the Fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00. Portfolio changes resulting from net purchases or net redemptions of Money Market Fund shares may affect yield. Accordingly, Money Market Fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. Money Market Fund's yield is not guaranteed and its principal is not insured; however, the Fund will attempt to maintain its net asset value per share at $1.00.

     Each of the Funds may quote total return figures from time to time. Total return on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a given period. Total return percentage may be calculated by dividing the value of a share at the end of a given period by the value of the share at the beginning of the period and subtracting one.

         Average Annual Total Return is computed as follows:

                                 ERV = P(1+T)n

       Where:         P    =  a hypothetical initial payment of $1,000
                      T    =  average annual total return
                      n    =  number of years
                      ERV  =  ending redeemable value of a hypothetical
                              $1,000 payment made at the beginning of the period at the end of the period (or fractional portion).


         For example, for a $1,000 investment in the Funds' Class A and Class B shares, the "Ending Redeemable Value," for the period January 1, 2002 to December 31, 2002 was:

                                                      Ending           Ending
                                                    Redeemable       Redeemable
                                                      Value            Value
Fund                                                 Class A          Class B
----                                                 -------          -------
Small Company Growth Fund                              $756             $755
Growth Stock Fund                                       699              697
Asset Allocation Fund                                   883              881
Federal Securities Fund                               1,099            1,096
Money Market Fund                                     1,012             N/A

     The Funds' Class A and Class B share average annual total returns at December 31, 2002 were:


                                  Small Company Growth Fund
                                  -------------------------
                  1 Year                  5 Years                   10 Years

Class A          -24.40%                   -4.65%                    5.16%
Class B          -24.47%                   -4.78% (k)                5.10% (k)


                                      Growth Stock Fund
                  1 Year                  5 Years                   10 Years

Class A         -(30.13)%                 (4.09)%                    5.83%
Class B         -(30.27)%                 (4.20)% (k)                5.77% (k)

                                    Asset Allocation Fund
                                    ---------------------
                  1 Year                  5 Years                   10 Years
Class A         --(11.73)%                 0.10%                     6.06%
Class B         -(11.94)%                 (0.02)% (k)                6.00% (k)


                                   Federal Securities Fund
                                   -----------------------
                  1 Year                  5 Years                   10 Years

Class A           9.85%                    7.06%                     6.87%
Class B           9.59%                    6.88% (k)                 6.78% (k)


                                      Money Market Fund
                  1 Year                  5 Years                   10 Years

Class A           1.23%                   4.15%                     4.30%


(k) Class B is a newer class of shares. Its performance information includes returns of the Funds' Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be lower. Class B shares were initially offered on June 1, 2000.

     The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds' total returns do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies.

     In advertising and sales literature, a Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Any comparison of a Fund to an alternative investment should consider differences in features and expected performance.

                              RECORD SHAREHOLDERS

     All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VLI policies and VA contracts, or by the general account of Keyport Life Insurance Company ("Keyport"). At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts only in accordance with the instructions received from the VLI policy and VA contract owners on behalf of whom such shares are held. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VLI policies and VA contracts). Accordingly, each Participating Insurance Company disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts (or, in the case of Keyport, its general account).


     As of record on March 31, 2003, the following Participating Insurance Companies owned of record 5% or more of one or more of each class of the following Funds' then outstanding shares:


SMALL COMPANY GROWTH FUND

Class A


Keyport Life Insurance Company                                 11.43%
Variable Account A
125 High Street

Boston, MA 02110


Keyport Life Insurance Company                                 73.11%(*)
KMA Variable Account
125 High Street

Boston, MA 02110

GROWTH STOCK FUND

Class A


Independence Life and Annuity Company                          18.82%
695 George Washington Highway

Lincoln, RI 02865-4257


Keyport Life Insurance Company                                 36.05%(*)
Variable Account A
125 High Street

Boston, MA 02110


Keyport Life Insurance Company                                 36.72%(*)
KMA Variable Account
125 High Street

Boston, MA 02110


Keyport Benefit Life Insurance Company                           4.45%
125 High Street

Boston, MA  02110

Class B


Keyport Life Insurance Company                                 83.45%(*)
Variable Account A
125 High Street

Boston, MA 02110


Keyport Benefit Life Insurance Company                         16.41%
125 High Street

Boston, MA 02110

ASSET ALLOCATION FUND


Class A


Independence Life and Annuity Company                            10.62%
695 George Washington Highway

Lincoln, RI 02865-4257


Keyport Life Insurance Company                                 39.46%(*)
Variable Account A
125 High Street

Boston, MA 02110


Keyport Life Insurance Company                                 39.57%(*)
KMA Variable Account
125 High Street

Boston, MA 02110

Class B


Keyport Life Insurance Company                                 86.98%(*)
Variable Account A
125 High Street

Boston, MA 02110


Keyport Benefit Life Insurance Company                         12.23%
125 High Street

Boston, MA 02110

FEDERAL SECURITIES FUND

Class A


Independence Life and Annuity Company                          17.74%
695 George Washington Highway

Lincoln, RI 02865-4257


Keyport Life Insurance Company                                 52.65%(*)
Variable Account A
125 High Street

Boston, MA 02110


Keyport Life Insurance Company                                 19.44%
KMA Variable Account
125 High Street

Boston, MA 02110

Class B


Keyport Life Insurance Company                                 79.80%(*)
Variable Account A
125 High Street

Boston, MA 02110


Keyport Benefit Life Insurance Company                         19.13%
125 High Street

Boston, MA 02110

MONEY MARKET FUND

Class A


Keyport Life Insurance Company                                 67.87%(*)
Variable Account A
125 High Street

Boston, MA 02110


Keyport Life Insurance Company                                 15.38%
KMA Variable Account
125 High Street

Boston, MA 02110


Keyport Benefit Life Insurance Company                         11.16%
125 High Street

Boston, MA 02110


(*) As of record on March 31, 2003, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.


                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS


     The independent accountants for the Funds are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110. The independent accountants audit and report on the annual financial statements and provide tax return review services and assistance and consultation in connection with the review of various SEC filings. The financial statements of the Trust and reports of independent accountants appearing in the December 31, 2002, annual report of the Trust are incorporated in this SAI by reference.

                                   APPENDIX A
                      INVESTMENT TECHNIQUES AND SECURITIES

MONEY MARKET INSTRUMENTS

         Each of the Funds may invest in money market instruments to the extent and of the type and quality described in the Prospectus.

CERTIFICATES OF DEPOSIT

     Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the Certificate. The Certificate usually can be traded in the secondary market prior to maturity.

     Certificates of deposit will be limited to U.S. dollar-denominated certificates of banks (U.S. or foreign) having total assets of at least $1 billion, or the equivalent in other currencies, as of the date of their most recently published financial statements and of branches of such banks (U.S. or foreign).

     The Funds will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank.

BANKERS' ACCEPTANCES

     Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.

     The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     Bankers' acceptances acquired by the Funds must be payable in U.S. dollars and have been accepted by banks having total assets at the time of purchase in excess of $1 billion, or the equivalent in other currencies, and of branches of such banks (U.S. or foreign).

MORTGAGE-BACKED SECURITIES

MORTGAGE PASS-THROUGH CERTIFICATES


     A Mortgage Pass-Through Certificate is a Mortgage-Backed Security representing a participation interest in mortgage loans or a beneficial undivided interest in a specified pool containing mortgage loans.


     The aggregate dollar balance of the mortgage loans (or participation interests) in a specified pool is generally identical to the balance of the Mortgage Pass-Through Certificate held by the Certificate holder. As the balance in the mortgage pool is paid down by scheduled payments of principal and interest and by prepayments or other early or unscheduled recoveries of principal, the balance of the Mortgage Pass-Through Certificate is paid down correspondingly as all such payments are "passed through" to the Certificate holder (in this case, to the Funds). The average interest rate payable on the mortgage loans, the "coupon rate," is somewhat higher than the "pass-through rate" payable under the Mortgage Pass-Through Certificate. The difference between the coupon rate and the pass-through rate is generally paid to the servicer of the mortgage loans as servicing compensation. Servicing includes collecting payments, remitting payments to the Certificate holders, holding and disbursing escrow funds for payment of taxes and insurance premiums, periodically inspecting the properties, and servicing foreclosures in the event of unremedied defaults.

     Under the terms of the Certificate, the due date for passing through funds to the Certificate holders is some specified period after the payment date on the mortgage loans. The regular pass-through installment is paid on the due date by the entity servicing the mortgage pool, in most cases regardless of whether or not it has been collected from the borrower.

     A particular mortgage pool will consist of mortgage loans of one of the following types: fixed interest mortgage loans with a maturity of not more than 30 years; adjustable interest rate mortgage loans (that is, where the interest rate is not fixed but varies in accordance with a formula or an index) with a maturity of not more than 40 years; shared appreciation mortgage loans with a maturity of not more than 30 years; growing equity mortgage loans (where the monthly payment of principal increases in amount and the maturity may be less than 30 years); graduated payment mortgage loans (where the amount of the scheduled monthly payments at the beginning of the loan term are insufficient to fully amortize the loan and the monthly payment amount therefore increases after a specified period or periods); second mortgages with fixed or adjustable rates with a maturity of not more than 30 years; graduated payment adjustable rate mortgage loans; and other alternative mortgage instruments which may combine some of the characteristics listed above. For example, graduated payment, graduated equity, and shared appreciation mortgage loans can have a fixed or variable interest rate. In addition, new types of mortgage loans may be created in the future, and as Mortgage Pass-Through Certificates representing interests in pools of new types of mortgage loans are developed and offered to investors, the Fund will, consistent with its investment policies and objective, consider investing in such Certificates.

     Certain Mortgage Pass-Through Certificates purchased will represent interests in mortgage pools containing graduated payment adjustable rate mortgage loans or "GPARMs." These are adjustable interest rate mortgage loans with a graduated payment feature. The scheduled monthly payment amount on this type of loan at the beginning of the loan term is insufficient to fully amortize the loan; that is, the scheduled payments are insufficient to pay off the entire loan during the term. Because the monthly mortgage payments during the early years of graduated payment mortgage loans may not even be sufficient to pay the current interest due, GPARMs may involve negative amortization; that is, the unpaid principal balance of the mortgage loan may increase because any unpaid balance of the interest due will be added to the principal amount of the mortgage loan. GPARMs also involve increases in the payment amount, because at one or more times during the early years of the loan term, the monthly mortgage payments (principal and interest) increase to a level that will fully amortize the loan. The monthly payment amount may also be increased (or decreased) to reflect changes in the interest rate. In addition, the loan term may be lengthened or shortened from time to time, corresponding to an increase or decrease in the interest rate.

GNMA Certificates

     GNMA Certificates represent part ownership of a pool of mortgage loans. These loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration (FHA) or the Farmers Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the Treasury, if necessary, to make any payments required under its guarantee. GNMA Certificates differ from bonds issued without a sinking fund in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "modified pass-through" securities because both interest and principal payments, including prepayments (net of fees paid to the issuer and GNMA), are passed through to the holder of the Certificate regardless of whether or not the mortgagor actually makes the payment.

     The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose little risk to principal investment.) As prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates.

     The coupon rate or interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of a relatively modest fee paid to GNMA and the issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

1.   Certificates may be issued at a premium or discount, rather than at par;

2. After issuance, Certificates may trade in the secondary market at a premium or discount;

3. Interest is earned monthly, rather than semiannually as for traditional bonds, and monthly compounding has the effect of raising the effective yield earned on GNMA Certificates; and

4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate; that is, if mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

     Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates highly liquid instruments. Valuations of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Certificates

     The Federal National Mortgage Association (FNMA) is a corporation organized and existing under the laws of the U.S. and issues FNMA Certificates under the authority contained in the Federal National Mortgage Association Charter Act. FNMA Certificates are Mortgage Pass-Through Certificates issued and guaranteed by FNMA. The obligations of FNMA under its guaranty are obligations solely of FNMA and are not backed by, nor entitled to, the full faith and credit of the U.S.

     Each FNMA Certificate represents a fractional undivided interest in a pool of conventional, FHA-insured or VA-guaranteed mortgage loans purchased or formed by FNMA. The mortgage loans are either provided from FNMA's own portfolio or are purchased from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity.

     When the mortgage loans are not provided from FNMA's own portfolio, FNMA may purchase an entire loan pool from a single lender and issue Certificates backed by the pool alone. Alternatively, FNMA may package a pool made up of loans purchased from a number of lenders. The mortgage loans are held by FNMA in its capacity as trustee pursuant to the terms of a trust indenture for the benefit of the Certificate holders.

     Each FNMA mortgage pool will consist of mortgage loans evidenced by promissory notes on one-family or two-to-four family residential properties. Mortgage loans with varying interest rates may be included in a single pool. Currently, substantially all FNMA mortgage pools consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Loans with varying loan-to-value ratios may be included in a single pool, but each conventional mortgage loan with a loan-to-value ratio which exceeds 80% must be insured against default and the mortgage insurance must insure that portion of the loan balance which exceeds 75% of the property value. The maximum loan term is 40 years. Each mortgage loan must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, underwriting standards and hazard insurance coverage.

     Pursuant to the trust indenture, FNMA is responsible for servicing and administering the mortgage loans in a pool but contracts with the lender (the seller of the mortgage loans, or seller/servicer), or another eligible servicing institution, to perform such functions under the supervision of FNMA. The servicers are obligated to perform diligently all services and duties customary to the servicing of mortgages as well as those specifically prescribed by the FNMA Seller/Servicer Guide. FNMA has the right to remove servicers for cause.

     The pass-through rate on the FNMA Certificates is not greater than the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a specified minimum annual percentage of the outstanding principal balance. The fee to FNMA representing compensation for servicing and for FNMA's guaranty (out of which FNMA will compensate seller/servicers) is, for each underlying mortgage loan, the difference between the interest rate on the mortgage loan and the pass-through rate.

     The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

FHLMC Certificates

     The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the U.S. created pursuant to an act of Congress on July 24, 1970, primarily for the purpose of increasing availability of mortgage credit for the financing of then urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investors primarily by assisting in the development of secondary markets for conventional mortgage loans. FHLMC obtains its funds by selling mortgages and interests therein (such as Mortgage Pass-Through Certificates), and by issuing debentures and otherwise borrowing funds.

     FHLMC Certificates represent undivided interests in specified groups of conventional mortgage loans and/or participation interests therein underwritten and owned by FHLMC. FHLMC periodically forms groups of whole mortgage loans and/or participations in connection with its continuing sales program. Typically, at least 95% of the aggregate principal balance of the mortgage loans in a group consists of single-family mortgage loans and not more than 5% consists of multi-family loans. The FHLMC Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. The FHLMC Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or any Federal Home Loan Bank.

     FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest accruing at the application certificate rate on the unpaid principal balance outstanding on the mortgage loans to the extent of such holder's percentage of participation therein. FHLMC also guarantees to each registered holder of a FHLMC Certificate collection of all principal on the mortgage loans without any offset or deduction, to the extent of such holder's pro rata share. Pursuant to these guaranties, FHLMC indemnifies holders of FHLMC Certificates against any reduction in principal by reason of charges for property repairs, maintenance and foreclosure.

     To permit a measure of marketability for holders of FHLMC Certificates, FHLMC has provided since June 20, 1975, and expects to continue to provide, bid quotations for outstanding FHLMC Certificates. Informational bid quotations are available daily on Telerate Financial Information Network or from FHLMC's regional offices.

Non-Governmental Mortgage Pass-Through Certificates

     A Non-Governmental Mortgage Pass-Through Certificate is a security issued by a mortgage banker, financial institution or other entity and represents an undivided interest in a mortgage pool consisting of a number of mortgage loans secured by single-family residential properties. Non-Governmental Certificates do not represent an interest in or obligation of the issuing or servicing entity. The mortgage loans in a pool are held in trust by a qualified bank. These private (or conventional) mortgages are not insured by the VA, FHA or any other governmental agency. In some cases, private commercial insurance or other credit support may apply.

     A typical mortgage pool consists of from 100 to 1000 individual mortgage loans. The aggregate dollar balance of the mortgage loans in a pool will be generally at least $5 million. These pools contain mortgage loans originated, serviced and otherwise administered by an affiliate of the sponsor of the pool.

     It is expected that each of the underlying mortgage loans will have a loan-to-value ratio at origination (based on an independent appraisal of the mortgage property obtained by the originator of the loan) of 90% or less. Generally, the amount of the mortgage loans in excess of 80% of such appraised value will be insured with a private mortgagor insurer. In some instances, other mechanisms, such as a bank letter of credit or senior/subordinated class structures, are used in place of mortgage guaranty insurance but serve a similar credit support function.

     The entities originating and servicing the underlying mortgage loans generally advance to Certificate holders any principal and interest payments not collected from the mortgagors. However, the obligations, if any, to make those advances are limited only to those amounts that are reimbursable under the mortgage guaranty insurance policy.

     The property securing each of the mortgage loans in a mortgage pool will be covered by standard hazard insurance policies insuring against losses due to various causes, including fire, lightning and windstorm. The amount of each policy is at least equal to the lesser of the outstanding principal balance of the mortgage loan or the maximum insurable value of the improvements securing the mortgage loan. Since certain other physical risks (including earthquakes, mudflows and floods) are not otherwise insured against, the institution originating and servicing the loans typically purchases a special hazard insurance policy for each mortgage pool to cover such risks. The special hazard insurance generally is in the amount of 1% of the aggregate principal balances of the mortgage loans in each mortgage pool, or the sum of the balance of the two largest mortgage loans in the mortgage pool, whichever is greater, at the time of formation of the mortgage pool.

     Any hazard losses not covered by either the standard hazard policies or the special hazard insurance policy will not be insured against and, accordingly, will be borne by the Fund and therefore by the Fund's shareholders.

     The pooling and servicing agreement for a Non-Governmental Certificate generally permits, but does not require, the entity originating and servicing the mortgage loans to repurchase from the mortgage pool all remaining mortgage loans. The right to repurchase typically is subject to the aggregate principal balances of the mortgage loans at the time of repurchase being less than 20% of the aggregate principal balances of the mortgage loans at the time of issuance of the Certificate.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS)

     A REMIC is an entity formed either as a partnership, corporation or trust which holds a fixed pool of mortgages and issues multiple classes of interests at varying maturities entitling holders to receive specified principal amounts and interest payments at fixed rates.

     Timely payment of principal and interest from a REMIC will be dependent upon risks associated with the underlying mortgage loans held by the REMIC. These risks include the potential for delinquency and default by mortgagors, fluctuating interest rates, inflation and reduced market demand for qualified market loans.

EQUIPMENT TRUST CERTIFICATES


     Asset Allocation Fund may invest in Equipment Trust Certificates.


     Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

     Under an Equipment Trust Certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user; i.e., the railroad, airline, trucking or oil company. At the same time, Equipment Trust Certificates in an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The trustee pays the proceeds from the sale of Certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to the balance of the purchase price to the trustee, which the trustee also pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the Certificates. At maturity, the Certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

     Generally, these Certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principals. However, the company does not own the equipment until all the Certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the Certificates from new lease rentals.

CONVERTIBLE SECURITIES


     Asset Allocation Fund may invest in Convertible Securities.

     By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, Columbia will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by a Fund are frequently rated investment grade, a Fund may purchase unrated securities or securities rated below investment grade if the securities meet Columbia's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, Columbia's own investment research and analysis tend to be more important in the purchase of such securities than other factors.


OPTIONS, FUTURES AND OTHER DERIVATIVES


     Except for Money Market Fund, each Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts and options on such futures contracts (futures options) in order to achieve its investment goal, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency exchange rates. A Fund also may use other types of options, futures contracts, futures options, and other types of forward or investment contracts linked to individual securities, interest rates, foreign currencies, indices or other benchmarks (derivative products) currently traded or subsequently developed and traded, provided the Trustees determine that their use is consistent with the Fund's investment goal.


OPTIONS

     A Fund may purchase and write both put and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on Nasdaq. A Fund also may purchase agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer that the Fund might buy as a temporary defensive measure.

     An option on a security (or index or foreign currency) is a contract that gives the purchase (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index or a specified quantity of the foreign currency) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain other economic indicators.)

     A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio (or, if additional cash consideration is required, cash or liquid securities in such amount are held in a segregated account).

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until expiration.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Risks Associated with Options

     There are several risks associated with transactions in options. For example, there are significant differences between the securities and the currency markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security or a foreign currency, it would not be able to sell the underlying security or currency unless the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from appreciation of the currency covering the call.

     If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's portfolio securities during the period the option was outstanding.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     A Fund may use interest rate, index and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, the cash value of an index(1) or a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor's 500 Stock Index, the Value Line Composite Index and the New York Stock Exchange Composite Index), certain financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes and Eurodollar certificates of deposit) and foreign currencies. Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

-----------
(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

     A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To the extent required by regulatory authorities having jurisdiction over a Fund, such Fund will limit its use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices or anticipated changes in interest rates or currency exchange rates which might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce that Fund's exposure to stock price and interest rate and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity or quoted on an automated quotation system.


     The success of any futures transaction depends on Columbia correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Columbia might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.


     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. Government securities or other securities (initial margin). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, a Fund will mark-to-market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying property, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying property and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         Risks Associated with Futures

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and the currency markets and the futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities or currencies, including technical influences in futures and futures options trading and differences between the Fund's investments being hedged and the securities or currencies underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected security price, interest rate or currency exchange rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant long-term trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

     A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Fund's total assets.

---------------
(2) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain in a segregated account cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or liquid securities (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.


     In order to comply with Commodity Futures Trading Commission (CFTC) Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of CFTC Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%]. The CFTC has proposed amendments to certain of its rules that, if adopted as proposed, would eliminate the 5% test and allow the Funds to use futures to an unlimited extent without being subject to Commodity Exchange Act regulation.


TAXATION OF OPTIONS AND FUTURES

     If a Fund exercises a call or put option it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a Fund writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

-----------------
(3) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 Stock Index).

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.


     For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions (year-end mark-to-market). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund (1) will affect the holding period of the hedged securities, and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.


     If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.


     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options and futures contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.


WARRANTS

     Each Fund except Money Market Fund may invest in warrants; however, not more than 5% of a Fund's assets (at the time of purchase) will be invested in warrants, other than warrants acquired in units or attached to other securities. Warrants purchased must be listed on a national stock exchange or the Nasdaq system. Warrants are speculative in that they have no voting rights, pay no dividends, and have no right with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.


REPURCHASE AGREEMENTS

     The Money Market Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Columbia will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


"WHEN-ISSUED" SECURITIES AND COMMITMENT AGREEMENTS

     Each Fund may purchase and sell securities on a when-issued and delayed-delivery basis.

     When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. However, yields available in the market when delivery takes place may be higher than the yields on securities to be delivered. When the Funds engage in when-issued and delayed-delivery transactions, the Funds rely on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Funds missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Funds until they receive payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained with the Trust's custodian until payment is made and will not be available to meet redemption requests. When-issued and delayed-delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery. The Funds do not accrue any income on such securities prior to their delivery. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage.

     Most Mortgage Pass-Through Certificates (especially FNMA and Non-Governmental Certificates), whether they represent interests in pools of fixed or adjustable interest rate mortgage loans, may be purchased pursuant to the terms of firm commitment or standby commitment agreements. Under the terms of these agreements, a Fund will bind itself to accept delivery of a Mortgage Pass-Through Certificate at some future settlement date (typically three to six months from the date of the commitment agreement) at a stated price. The standby commitment agreements create an additional risk for a Fund because the other party to the standby agreement generally will not be obligated to deliver the security, but the Fund will be obligated to accept it if delivered. Depending on market conditions (particularly on the demand for, and supply of, Mortgage Pass-Through Certificates), the Fund may receive a commitment fee for assuming this obligation. If prevailing market interest rates increase during the period between the date of the agreement and the settlement date, the other party can be expected to deliver the security and, in effect, pass any decline in value to the Fund. If the value of the security increases after the agreement is made, however, the other party is unlikely to deliver the security. In other words, a decrease in the value of the securities to be purchased under the terms of standby commitment agreements will likely result in the delivery of the security, and therefore such decrease will be reflected in the Fund's net asset value. However, any increase in the value of the securities to be purchased will likely result in the non-delivery of the security and, therefore, such increase will not affect the net asset value unless and until the Fund actually obtains the security.

RESTRICTED SECURITIES

     Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. Privately placed securities are not readily marketable and ordinarily can be sold only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the Securities Act of 1933. Private or public sales of such securities by a Fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the Securities Act of 1933 and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable.

                      STEINROE VARIABLE INVESTMENT TRUST

                                  PROSPECTUS

                                 MAY 1, 2003

                                   * * * *


LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES

CLASS A SHARES


Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                   * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                   * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                      --------------------------------
                       NOT FDIC       MAY LOSE VALUE
                       INSURED      -----------------
                                    NO BANK GUARANTEE
                      --------------------------------

                              TABLE OF CONTENTS


THE TRUST .............................................................       3
  This section discusses the following topics:
  Investment Goal, Principal Investment Strategies, Principal
  Investment Risks, Performance History, and Fees and Expenses
  Liberty Small Company Growth Fund, Variable Series ..................       4

TRUST MANAGEMENT ORGANIZATIONS ........................................       8
  The Trustees ........................................................       8
  Investment Advisor ..................................................       8
  Portfolio Manager ...................................................       8
  Mixed and Shared Funding ............................................       8

OTHER INVESTMENT STRATEGIES AND RISKS .................................       9

FINANCIAL HIGHLIGHTS ..................................................      10
  Liberty Small Company Growth Fund, Variable Series ..................      10

SHAREHOLDER INFORMATION ...............................................      11
  Purchases and Redemptions ...........................................      11
  How the Fund Calculates Net Asset Value .............................      11
  Dividends and Distributions .........................................      11
  Tax Consequences ....................................................      12
  Other Class of Shares ...............................................      12

                                  THE TRUST


SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds, each with its own investment goal and strategies. This Prospectus contains information about the Liberty Small Company Growth Fund, Variable Series (Fund).

Other funds may be added or deleted from time to time. The Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Fund is an investment option under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Fund is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly-owned subsidiary of Columbia Management Advisors, Inc., the Fund's investment advisor.

The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

              LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small-cap companies. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those of the companies in the Russell 2000 Growth Index. As of December 31, 2002, that index included companies with capitalizations between approximately $8 million and $2 billion. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, the Fund's investment advisor seeks out companies that have or, in the advisor's judgment, have the potential to have an above-average rate of growth in sales and earnings within their respective industry. The advisor also looks for companies with strong management teams that participate in the ownership of the companies. In addition, the Fund may invest in new issuers during periods when new issues are being brought to market.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

There are no limits on portfolio turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 200% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce the Fund's total return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Russell 2000 Growth Index (Russell 2000 Growth Index), an unmanaged index that tracks the performance of those Russell 2000 companies with a greater-than-average growth orientation. Companies in the Russell Index tend to exhibit higher price-to-book and price-to-earnings ratios. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                          35.68%
                1994                           1.19%
                1995                          11.75%
                1996                          26.94%
                1997                           7.81%
                1998                         -17.30%
                1999                          48.02%
                2000                          -5.36%
                2001                         -10.03%
                2002                         -24.40%

For period shown in bar chart:
Best quarter: 4th quarter 1999, +35.39%
Worst quarter: 3rd quarter 2001, -25.27%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                               INCEPTION
                                  DATE        1 YEAR      5 YEARS      10 YEARS

Class A (%)                      1/1/89       -24.40       -4.65         5.16
-------------------------------------------------------------------------------
Russell 2000 Growth Index (%)     N/A         -30.26       -6.59         2.62

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fee (%)(1)                                                      0.65
Distribution and service (12b-1) fees (%)                                  0.00
Other expenses (%)                                                         0.17
-------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                   0.82


----------
(1) The Fund pays a management fee of 0.50% and an administrative fee of 0.15%.

(2) The Fund's advisor has agreed to waive 0.02% of the expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 0.15% and total annual fund operating expenses would be 0.80%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Galaxy VIP Small Company Growth Fund by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.


EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table reflect net expenses (giving effect to the fee waiver described in footnote 2 to the Annual fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $82                  $260               $453              $1,012

                        TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
-------------------------------------------------------------------------------


The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR: COLUMBIA MANAGEMENT ADVISORS, INC.
-------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC. (Columbia) located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Fund. The advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc.
(CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of CMG, including Stein Roe & Farnham Incorporated (Stein Roe), merged into the advisor (which previously had been known as Columbia Management Company). Before April 1, 2003, Stein Roe was the investment advisor to the Fund. As of February 28, 2003, the advisor and its affiliates managed over $143 billion in assets.

The advisor manages the assets of the Fund under the supervision of the Trust's Board of Trustees. The advisor determines which securities and other instruments are purchased and sold for the Fund. The advisor may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the advisor or that have sold shares of the Fund, to the extent permitted by law or by order of the SEC. The advisor will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

For the 2002 fiscal year, the Fund paid Stein Roe aggregate fees at the annual rate of 0.65% as a percentage of average daily net assets.

PORTFOLIO MANAGER
-------------------------------------------------------------------------------

WILLIAM M. GARRISON, a senior vice president of Columbia, has managed the Fund since October, 1998. Mr. Garrison joined Columbia in 1989 as a research associate and has managed various funds for Columbia since September, 1998. He earned an A.B. degree from Princeton University and a M.B.A. degree from the University of Chicago.

MIXED AND SHARED FUNDING
-------------------------------------------------------------------------------

As described above, the Fund serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may from time to time become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.


                    OTHER INVESTMENT STRATEGIES AND RISKS


The Fund's principal investment strategies and risks are described under "The Fund - Principal Investment Strategies" and "The Fund - Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal. Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by the Fund's shareholders is not required to change the Fund's investment goals, strategies or restrictions.

SHORT SALES
The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

TEMPORARY DEFENSIVE POSITIONS
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


                                                       FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the
Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost)
on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which, for the four years ended December 31, 2002, have been audited by
PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the
Fund's annual report. The financial highlights for the year ended December 31, 1998 has been audited by other independent accountants, whose report expressed an unqualified opinion thereon. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

---------------------------------------------------------------------------------------------------------------------------------
LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------


                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                           9.10         19.08         20.16         13.62         18.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                                           (0.04)        (0.03)        (0.05)        (0.03)        (0.04)
  Net realized and unrealized gain (loss) on investments           (2.18)        (2.31)        (1.03)         6.57         (2.77)
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (2.22)        (2.34)        (1.08)         6.54         (2.81)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net realized gains                                             --         (7.64)           --            --         (1.57)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                 6.88          9.10         19.08         20.16         13.62
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                            (24.40)(D)    (10.03)(D)     (5.36)        48.02        (17.30)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.80          0.82          0.73          0.72(f)       0.75
  Net investment loss(e)                                           (0.57)        (0.32)        (0.24)        (0.27)(f)     (0.22)
  Waiver/reimbursement                                              0.02          0.04            --            --            --
  Portfolio turnover rate (%)                                        117           146           155           110           103

Net assets, end of period (000's) ($)                             48,932        79,295       109,856       139,849       131,929

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of five basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

                           SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUND CALCULATES NET ASSET VALUE
Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price (or the closing price reported by the NASDAQ system, if different, as applicable) for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.


TAX CONSEQUENCES

The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Fund also offers an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

FOR MORE INFORMATION
-------------------------------------------------------------------------------


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number: 811-05199


o Liberty Small Company Growth Fund, Variable Series
  (formerly Stein Roe Small Company Growth Fund, Variable Series)


[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com

                      STEINROE VARIABLE INVESTMENT TRUST

                                  PROSPECTUS

                                 MAY 1, 2003

                                   * * * *


LIBERTY MONEY MARKET FUND, VARIABLE SERIES

CLASS A SHARES


Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                   * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                   * * * *

INVESTMENTS IN THE LIBERTY MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                   * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                      --------------------------------
                       NOT FDIC       MAY LOSE VALUE
                       INSURED      -----------------
                                    NO BANK GUARANTEE
                      --------------------------------

                              TABLE OF CONTENTS


THE TRUST .............................................................       3
  This section discusses the following topics:
  Investment Goal, Principal Investment Strategies, Principal
  Investment Risks, Performance History, and Fees and Expenses
  Liberty Money Market Fund, Variable Series ..........................       4

TRUST MANAGEMENT ORGANIZATIONS ........................................       8
  The Trustees ........................................................       8
  Investment Advisor ..................................................       8
  Portfolio Manager ...................................................       8
  Mixed and Shared Funding ............................................       8

FINANCIAL HIGHLIGHTS ..................................................       9
  Liberty Money Market Fund, Variable Series ..........................       9

SHAREHOLDER INFORMATION ...............................................      10
  Purchases and Redemptions ...........................................      10
  How the Fund Calculates Net Asset Value .............................      10
  Dividends and Distributions .........................................      10
  Tax Consequences ....................................................      11

                                  THE TRUST


SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds, each with its own investment goal and strategies. This Prospectus contains information about the Liberty Money Market Fund, Variable Series
(Fund).

Other funds may be added or deleted from time to time. The Money Market Fund offers Class A shares only.

The Trust's Fund is an investment option under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Fund is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly-owned subsidiary of Columbia Management Advisors, Inc., the Fund's investment advisor.

The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                  LIBERTY MONEY MARKET FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

o Securities issued or guaranteed by the U.S. government or by its agencies;

o Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

o Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;

o Commercial paper of domestic or foreign issuers, including variable-rate demand notes;

o Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

o Repurchase agreements; and

o Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in the portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of an issuer or its assets.

Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any change of reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect any insurance-related charges or expenses.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           2.71%
                1994                           3.79%
                1995                           5.62%
                1996                           5.01%
                1997                           5.15%
                1998                           5.12%
                1999                           4.80%
                2000                           6.05%
                2001                           3.64%
                2002                           1.23%

For period shown in bar chart:
Best quarter: 4th quarter 2000, +1.53%
Worst quarter: 4th quarter 2002, +0.23%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                              INCEPTION
                                 DATE        1 YEAR      5 YEARS      10 YEARS

Class A (%)                     1/1/89        1.23         4.16         4.30

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)


Management fees (%)(1)                                                    0.50
Distribution and service (12b-1) fees (%)                                 0.00
Other expenses (%)                                                        0.15
------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                  0.65
------------------------------------------------------------------------------


----------
(1) The Fund pays a management fee of 0.35% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o  $10,000 initial investment
  o  5% total return for each year
  o  Fund operating expenses remain the same
  o  Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $66                  $208               $362               $810

                        TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
-------------------------------------------------------------------------------


The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR: COLUMBIA MANAGEMENT ADVISORS, INC.
-------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC. (Columbia) located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Fund. The advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc.
(CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of CMG, including Stein Roe & Farnham Incorporated (Stein Roe), merged into the advisor (which previously had been known as Columbia Management Company). Before April 1, 2003, Stein Roe was the investment advisor to the Fund. As of February 28, 2003, the advisor and its affiliates managed over $143 billion in assets.

The advisor manages the assets of the Fund under the supervision of the Trust's Board of Trustees. The advisor determines which securities and other instruments are purchased and sold for the Fund. The advisor may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the advisor or that have sold shares of the Fund, to the extent permitted by law or by order of the SEC. The advisor will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

For the 2002 fiscal year, the Fund paid Stein Roe aggregate fees at the annual rate of 0.50% as a percentage of average daily net assets.

PORTFOLIO MANAGER
-------------------------------------------------------------------------------

KAREN ARNEIL, a senior vice president of Columbia, has managed the Fund since 2002. Ms. Arneil has managed other Columbia funds since 1990.

MIXED AND SHARED FUNDING
-------------------------------------------------------------------------------

As described above, the Fund serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may from time to time become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.


                                                       FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the
Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost)
on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which, for the four years ended December 31, 2002, have been audited by
PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the
Fund's annual report. The financial highlights for the year ended December 31, 1998 has been audited by other independent accountants, whose report expressed an unqualified opinion thereon. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

---------------------------------------------------------------------------------------------------------------------------------
LIBERTY MONEY MARKET FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          1.000         1.000         1.000         1.000         1.000
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                         0.012         0.036         0.059         0.047         0.050
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                      (0.012)       (0.036)       (0.059)       (0.047)       (0.050)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                1.000         1.000         1.000         1.000         1.000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                              1.23          3.64          6.05          4.79          5.17
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(d)                                                       0.65          0.56          0.56          0.52(e)       0.62
  Net investment income(d)                                          1.25          3.45          5.90          4.75(e)       4.99

Net assets, end of period (000's) ($)                            258,903       266,985       212,317       170,539       101,340

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

                           SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUND CALCULATES NET ASSET VALUE
Each share price is its net asset value next determined. The Fund determines its net asset value by dividing the class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price (or the closing price reported by the NASDAQ system, if different, as applicable) for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends are declared daily and are reinvested monthly in shares of the Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.


TAX CONSEQUENCES

The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

FOR MORE INFORMATION
-------------------------------------------------------------------------------


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number: 811-05199


o Liberty Money Market Fund, Variable Series
  (formerly Stein Roe Money Market Fund, Variable Series)


[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com

                      STEINROE VARIABLE INVESTMENT TRUST

                                  PROSPECTUS

                                 MAY 1, 2003

                                   * * * *

LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES


LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES


LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

LIBERTY MONEY MARKET FUND, VARIABLE SERIES


CLASS A SHARES


Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                   * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                   * * * *

INVESTMENTS IN THE LIBERTY MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                   * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                      --------------------------------
                       NOT FDIC       MAY LOSE VALUE
                       INSURED      -----------------
                                    NO BANK GUARANTEE
                      --------------------------------

                              TABLE OF CONTENTS


THE TRUST .............................................................       3
  Each of these sections discusses the following topics:
  Investment Goal, Principal Investment Strategies, Principal
  Investment Risks, Performance History, and Fees and Expenses
  Liberty Asset Allocation Fund, Variable Series ......................       4
  Liberty Small Company Growth Fund, Variable Series ..................      10
  Liberty Federal Securities Fund, Variable Series ....................      14
  Liberty Money Market Fund, Variable Series ..........................      18

TRUST MANAGEMENT ORGANIZATIONS ........................................      22
  The Trustees ........................................................      22
  Investment Advisor ..................................................      22
  Portfolio Managers and Investment Sub-Advisor .......................      22
  Mixed and Shared Funding ............................................      25

OTHER INVESTMENT STRATEGIES AND RISKS .................................      26

FINANCIAL HIGHLIGHTS ..................................................      29
  Liberty Asset Allocation Fund, Variable Series ......................      29
  Liberty Small Company Growth Fund, Variable Series ..................      30
  Liberty Federal Securities Fund, Variable Series ....................      31
  Liberty Money Market Fund, Variable Series ..........................      32

SHAREHOLDER INFORMATION ...............................................      33
  Purchases and Redemptions ...........................................      33
  How the Funds Calculate Net Asset Value .............................      33
  Dividends and Distributions .........................................      33
  Tax Consequences ....................................................      34
  Other Class of Shares ...............................................      34

                                  THE TRUST


SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This Prospectus contains information about the following Funds in the Trust:


o LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES (ASSET ALLOCATION FUND)


o LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES (SMALL COMPANY GROWTH FUND)


o LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES (FEDERAL SECURITIES FUND)

o LIBERTY MONEY MARKET FUND, VARIABLE SERIES (MONEY MARKET FUND)


Other Funds may be added or deleted from time to time. Each Fund, except for the Money Market Fund, offers two classes of shares -- Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly-owned subsidiary of Columbia Management Advisors, Inc., the Funds' investment advisor.


The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

The advisor allocates the Fund's assets among various classes of equity and debt securities, including: large cap growth stocks; large cap value stocks; mid-cap growth stocks; mid cap value stocks; small cap growth stocks; small cap value stocks; real estate investment trusts (REITs); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager allocates the Fund's assets among the various asset classes. The lead portfolio manager adjusts the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Because it may invest in REITs, the Fund is subject to certain risks. REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Foreign securities are subject to special risks. Foreign securities markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid (i.e., harder to sell at an acceptable price), especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters a security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. In 2003, the Fund began comparing itself to the Lehman Aggregate Bond Index, an unmanaged index of investment grade U.S. Treasury and agency securities corporate bonds and mortgage-backed bonds. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance. The Fund's returns are also compared to the Lehman Brothers Government/Credit Index (Lehman Brothers Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment-grade U.S. corporate bonds. The Fund's returns are also compared to the average return of the funds included in the Lipper Balanced VIT Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment goals similar to those of the Fund. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           9.29%
                1994                          -3.19%
                1995                          25.47%
                1996                          15.63%
                1997                          16.82%
                1998                          12.54%
                1999                          12.53%
                2000                          -1.02%
                2001                          -9.19%
                2002                         -11.73%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +12.39%
Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                                 INCEPTION
                                   DATE       1 YEAR      5 YEARS    10 YEARS

Class A (%)                       1/1/89      -11.73        0.10       6.06
------------------------------------------------------------------------------
S&P 500 Index (%)                   N/A       -22.09       -0.58       9.34
------------------------------------------------------------------------------
Lehman Aggregate Bond Index         N/A        10.25        7.55       7.51
------------------------------------------------------------------------------
Lehman Brothers Index (%)           N/A        11.04        7.62       7.61
------------------------------------------------------------------------------
Lipper Average (%)                  N/A       -10.35        1.20       5.55

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fees (%)(1)                                                     0.60
Distribution and service (12b-1) fees (%)                                  0.00
Other expenses (%)                                                         0.10
-------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                   0.70

----------
(1) The Fund pays a management fee of 0.45% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $72                  $224               $390               $871

              LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small-cap companies. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those of the companies in the Russell 2000 Growth Index. As of December 31, 2002, that index included companies with capitalizations between approximately $8 million and $2 billion. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, the Fund's investment advisor seeks out companies that have or, in the advisor's judgment, have the potential to have an above-average rate of growth in sales and earnings within their respective industry. The advisor also looks for companies with strong management teams that participate in the ownership of the companies. In addition, the Fund may invest in new issuers during periods when new issues are being brought to market.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

There are no limits on portfolio turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 200% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce the Fund's total return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Russell 2000 Growth Index (Russell 2000 Growth Index), an unmanaged index that tracks the performance of those Russell 2000 companies with a greater-than-average growth orientation. Companies in the Russell Index tend to exhibit higher price-to-book and price-to-earnings ratios. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                          35.68%
                1994                           1.19%
                1995                          11.75%
                1996                          26.94%
                1997                           7.81%
                1998                         -17.30%
                1999                          48.02%
                2000                          -5.36%
                2001                         -10.03%
                2002                         -24.40%

For period shown in bar chart:
Best quarter: 4th quarter 1999, +35.39%
Worst quarter: 3rd quarter 2001, -25.27%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                               INCEPTION
                                  DATE        1 YEAR      5 YEARS      10 YEARS

Class A (%)                      1/1/89       -24.40       -4.65         5.16
-------------------------------------------------------------------------------
Russell 2000 Growth Index (%)     N/A         -30.26       -6.59         2.62

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fee (%)(1)                                                      0.65
Distribution and service (12b-1) fees (%)                                  0.00
Other expenses (%)                                                         0.17
-------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                   0.82


----------
(1) The Fund pays a management fee of 0.50% and an administrative fee of 0.15%.

(2) The Fund's advisor has agreed to waive 0.02% of the expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 0.15% and total annual fund operating expenses would be 0.80%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Galaxy VIP Small Company Growth Fund by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table reflect net expenses (giving effect to the fee waiver described in footnote 2 to the Annual fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $82                  $260               $453              $1,012

               LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities.

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by S&P or Moody's. The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless othersise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Lehman Brothers Intermediate U.S. Government Bond Index (Lehman Government Index), an unmanaged index that tracks the performance of intermediate U.S. government bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           6.26%
                1994                          -1.57%
                1995                          15.74%
                1996                           4.70%
                1997                           9.04%
                1998                           6.80%
                1999                           1.08%
                2000                          10.83%
                2001                           7.03%
                2002                           9.85%

For period shown in bar chart:
Best quarter: 3rd quarter 2002, +5.21%
Worst quarter: 1st quarter 1994, -1.77%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                               INCEPTION
                                  DATE        1 YEAR      5 YEARS      10 YEARS

Class A (%)                      1/1/89        9.85         7.06         6.87
-------------------------------------------------------------------------------
Lehman Government Index (%)       N/A          9.64         7.44         6.91

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)


Management fees (%)(1)                                                     0.55
Distribution and service (12b-1) fees (%)                                  0.00
Other expenses (%)                                                         0.11
-------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                   0.66


----------
(1) The Fund pays a management fee of 0.40% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $67                  $211               $368               $822

                  LIBERTY MONEY MARKET FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

o Securities issued or guaranteed by the U.S. government or by its agencies;

o Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

o Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;

o Commercial paper of domestic or foreign issuers, including variable-rate demand notes;

o Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

o Repurchase agreements; and

o Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in the portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of an issuer or its assets.

Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any change of reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect any insurance-related charges or expenses.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           2.71%
                1994                           3.79%
                1995                           5.62%
                1996                           5.01%
                1997                           5.15%
                1998                           5.12%
                1999                           4.80%
                2000                           6.05%
                2001                           3.64%
                2002                           1.23%

For period shown in bar chart:
Best quarter: 4th quarter 2000, +1.53%
Worst quarter: 4th quarter 2002, +0.23%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                               INCEPTION
                                  DATE        1 YEAR      5 YEARS      10 YEARS

Class A (%)                      1/1/89        1.23         4.16         4.30

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)


Management fees (%)(1)                                                     0.50
Distribution and service (12b-1) fees (%)                                  0.00
Other expenses (%)                                                         0.15
-------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                   0.65

----------
(1) The Fund pays a management fee of 0.35% and an administrative fee of 0.15%.


EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $66                  $208               $362               $810

                        TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
-------------------------------------------------------------------------------

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: COLUMBIA MANAGEMENT ADVISORS, INC.
-------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC. (Columbia) located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. The advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc.
(CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of CMG, including Stein Roe & Farnham, Incorporated (Stein Roe), merged into the advisor (which previously had been known as Columbia Management Company). Before April 1, 2003, Stein Roe was the investment advisor to the Funds. As of February 28, 2003, the advisor and its affiliates managed over $143 billion in assets.


The advisor manages the assets of the Funds under the supervision of the Trust's Board of Trustees. The advisor determines which securities and other instruments are purchased and sold for the Funds. The advisor may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the advisor or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. The advisor will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

For the 2002 fiscal year, the Funds paid Stein Roe aggregate fees at the following annual rates as a percentage of average daily net assets:


Liberty Asset Allocation Fund, Variable Series                     0.60%
Liberty Small Company Growth Fund, Variable Series                 0.65%
Liberty Federal Securities Fund, Variable Series                   0.55%
Liberty Money Market Fund, Variable Series                         0.50%


PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
-------------------------------------------------------------------------------

LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES.
HARVEY HIRSCHHORN, an Executive Vice President of Columbia, is the lead portfolio manager of the Fund. He holds an A.B. degree from Rutgers University and an M.B.A. degree from the University of Chicago and is a chartered financial analyst. Mr. Hirschhorn is responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

Large cap growth stocks                 Alexander S. Macmillan
Large cap value stocks                  Scott Schermerhorn
Mid cap growth stocks                   Richard J. Johnson
Mid cap value stocks                    Daniel K. Cantor
Small cap growth stocks                 William M. Garrison
Small cap value stocks                  Stephen D. Barbaro
Real estate investment trusts           David W. Jellison
Foreign stocks                          NIMNAI (Sub-Advisor)
Investment grade bonds                  Michael T. Kennedy
Non-investment grade bonds              Jeffrey L. Rippey

ALEXANDER S. MACMILLAN, CFA, manages the portion of the Fund's assets allocated to the large cap growth stocks category. He is also a senior vice president of Columbia, which he joined in 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

SCOTT SCHERMERHORN, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the large cap value stocks category. He also has managed various other funds at Columbia since October, 1998. Prior thereto, he was head of the value team at Federated Investors from May 1996 to October 1998. Mr. Schermerhorn received an M.B.A. degree from Seton Hall University.

RICHARD J. JOHNSON, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap growth stocks category. He is also Head of Equities at Columbia. Mr. Johnson received an M.B.A. degree from the Anderson School of Management at UCLA.

DANIEL K. CANTOR, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap value stocks category. He joined Columbia in 1985. Mr. Cantor received an M.B.A. degree from The Wharton School of the University of Pennsylvania.

WILLIAM M. GARRISON, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap growth stocks category. He has been employed by Columbia since 1989 and has managed various investment portfolios since 1998. Mr. Garrison received an M.B.A. degree from the University of Chicago.

STEPHEN D. BARBARO, CFA, a vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap value stocks category. He has been employed by Columbia since 1976. Mr. Barbaro received an M.B.A. degree from Columbia University.

DAVID W. JELLISON, CFA, manages the portion of the Fund's assets allocated to the REITs category. He is also a vice president of Columbia, which he joined in 1992. Mr. Jellison received an M.M. degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

MICHAEL T. KENNEDY, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the investment grade bonds category. He has been employed by Columbia since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, he received an M.M. degree from Northwestern University.

JEFFREY L. RIPPEY, CFA, manages the portion of the Fund's assets allocated to the non-investment grade bonds category. He is also a senior vice president of Columbia, which he joined in 1981. Mr. Rippey received a B.A. degree from Pacific Lutheran University.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. (NIMNAI), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. The sub-advisory agreement with NIMNAI provides that Columbia shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Asset Allocation Fund's assets under management by NIMNAI.

NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. NIMNAI is an indirect wholly owned subsidiary of Nordea AB. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of Nordea Securities, Inc. In its duties as investment sub-advisor, NIMNAI manages a portion of the Asset Allocation Fund's foreign securities. NIMNAI has been an investment advisor since 1994. As of January 31, 2003, NIMNAI managed over $1 billion in assets.

NIMNAI investment decisions are made by a team. No single individual at NIMNAI is primarily responsible for making investment decisions with respect to the Asset Allocation Fund.


LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES.

WILLIAM M. GARRISON, a senior vice president of Columbia, has managed the Small Company Growth Fund since October, 1998. Mr. Garrison joined Columbia in 1989 as a research associate and has managed various funds for Columbia since September, 1998. He earned an A.B. degree from Princeton University and a M.B.A. degree from the University of Chicago.

LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES.
LESLIE W. FINNEMORE, a senior vice president of Columbia, has co-managed the Federal Securities Fund since June, 2000. Ms. Finnemore has served as manager or co-manager of various other taxable income funds for Columbia since 1987.

MICHAEL BISSONNETTE, a senior vice president of Columbia, has co-managed the Federal Securities Fund since June, 2000. Mr. Bissonnette has managed various other taxable income funds for Columbia, since June, 1999. Prior to joining Columbia, Mr. Bissonnette was a portfolio manager at APAM, Inc. from June, 1998 to June, 1999, and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998.

ANN T. PETERSON, a vice president of Columbia, has co-managed the Federal Securities Fund since June, 2000. Since 1993, she has served as a manager or co-manager of various other taxable income funds for Columbia.

LIBERTY MONEY MARKET FUND, VARIABLE SERIES.
KAREN ARNEIL, a senior vice president of Columbia, has managed the Money Market Fund since 2002. Ms. Arneil has managed other Columbia funds since 1990.


MIXED AND SHARED FUNDING
-----------------------------------------------------------------------------


As described above, the Funds serve as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                    OTHER INVESTMENT STRATEGIES AND RISKS

The Funds' principal investment strategies and risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goal, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goal. The Funds may not always achieve their investment goal. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goal, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

FUTURES AND OPTIONS (ASSET ALLOCATION FUND AND FEDERAL SECURITIES FUND)
The Funds may use futures to gain exposure to groups of stocks or individual issuers. A futures contract (or future) is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. The Funds may use futures to invest cash pending direct investments in stocks and to enhance their return. The Funds may also use futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Funds' fixed-income security holdings. An option is an agreement to buy or sell a financial instrument or commodity at a specific price within a specific period of time. The Funds may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. The Funds may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.


SHORT SALES (ASSET ALLOCATION FUND, SMALL COMPANY GROWTH FUND AND
FEDERAL SECURITIES FUND)

The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

TYPES OF MORTGAGE SECURITIES (FEDERAL SECURITIES FUND)
Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations (CMOs) are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable rate interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.


PORTFOLIO TURNOVER (ASSET ALLOCATION FUND AND FEDERAL SECURITIES FUND)

There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's total return.

TEMPORARY DEFENSIVE POSITIONS (ALL FUNDS, EXCEPT MONEY MARKET FUND)
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Funds may, but are not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                                                       FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned
(or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which, for the four years ended December 31, 2002, have been audited by
PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the
Funds' annual report. The financial highlights for the year ended December 31, 1998 has been audited by other independent accountants, whose report expressed an unqualified opinion thereon. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

---------------------------------------------------------------------------------------------------------------------------------
LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          13.86         16.35         17.80         17.14         16.81
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                          0.36          0.39(b)       0.45          0.28          0.48
  Net realized and unrealized gain (loss) on investments,
    foreign currency and futures contracts                         (1.94)        (1.86)(b)     (0.63)         1.74          1.48
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (1.58)        (1.47)        (0.18)         2.02          1.96
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.41)        (0.45)        (0.47)        (0.47)        (0.51)
  From net realized gains                                             --         (0.57)        (0.80)        (0.89)        (1.12)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                     (0.41)        (1.02)        (1.27)        (1.36)        (1.63)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                               $11.87         13.86         16.35         17.80         17.14
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                            (11.73)        (9.19)        (1.02)        12.53         12.54
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.70          0.71          0.64          0.63(f)       0.65
  Net investment income(e)                                          2.73          2.68(b)       2.66          2.60(f)       3.00
  Portfolio turnover rate (%)                                        118            57            39            43            61

Net assets, end of period (000's) ($)                            194,327       279,493       376,183       425,005       361,823

(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to
    2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

---------------------------------------------------------------------------------------------------------------------------------
LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                           9.10         19.08         20.16         13.62         18.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                                           (0.04)        (0.03)        (0.05)        (0.03)        (0.04)
  Net realized and unrealized gain (loss) on investments           (2.18)        (2.31)        (1.03)         6.57         (2.77)
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (2.22)        (2.34)        (1.08)         6.54         (2.81)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net realized gains                                             --         (7.64)           --            --         (1.57)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                 6.88          9.10         19.08         20.16         13.62
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                            (24.40)(D)    (10.03)(D)     (5.36)        48.02        (17.30)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.80          0.82          0.73          0.72(f)       0.75
  Net investment loss(e)                                           (0.57)        (0.32)        (0.24)        (0.27)(f)     (0.22)
  Waiver/reimbursement                                              0.02          0.04            --            --            --
  Portfolio turnover rate (%)                                        117           146           155           110           103

Net assets, end of period (000's) ($)                             48,932        79,295       109,856       139,849       131,929

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of five basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

---------------------------------------------------------------------------------------------------------------------------------
LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          10.84         10.76         10.35         10.79         10.73
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                          0.47          0.56(b)       0.66          0.66          0.55
  Net realized and unrealized gain (loss) on investments and
    futures contracts                                               0.55          0.17(b)       0.40         (0.55)         0.14
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  1.02          0.73          1.06          0.11          0.69
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.49)        (0.65)        (0.65)        (0.55)        (0.63)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                11.37         10.84         10.76         10.35         10.79
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                              9.85          7.03         10.83          1.08          6.80
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.66          0.70          0.63          0.64(f)       0.70
  Net investment income(e)                                          4.27          5.23(b)       6.52          6.29(f)       5.91
  Portfolio turnover rate (%)                                         69            36            43            28(g)          8(g)

Net assets, end of period (000's) ($)                            125,946       109,724       105,064       105,898        96,693

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies
    and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.
(g) Portfolio turnover includes dollar roll transactions.

---------------------------------------------------------------------------------------------------------------------------------
LIBERTY MONEY MARKET FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          1.000         1.000         1.000         1.000         1.000
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                         0.012         0.036         0.059         0.047         0.050
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                      (0.012)       (0.036)       (0.059)       (0.047)       (0.050)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                1.000         1.000         1.000         1.000         1.000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                              1.23          3.64          6.05          4.79          5.17
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(d)                                                       0.65          0.56          0.56          0.52(e)       0.62
  Net investment income(d)                                          1.25          3.45          5.90          4.75(e)       4.99

Net assets, end of period (000's) ($)                            258,903       266,985       212,317       170,539       101,340

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

                           SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price (or the closing price reported by the NASDAQ system, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than the Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES
The Funds, except the Money Market Fund, also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

FOR MORE INFORMATION
-------------------------------------------------------------------------------

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number: 811-05199

o Liberty Asset Allocation Fund, Variable Series
  (formerly Stein Roe Balanced Fund, Variable Series)


o Liberty Small Company Growth Fund, Variable Series
  (formerly Stein Roe Small Company Growth Fund, Variable Series)


o Liberty Federal Securities Fund, Variable Series

o Liberty Money Market Fund, Variable Series
  (formerly Stein Roe Money Market Fund, Variable Series)

[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com

                      STEINROE VARIABLE INVESTMENT TRUST

                                  PROSPECTUS

                                 MAY 1, 2003

                                   * * * *

LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES


LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES


LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES


CLASS A SHARES


Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                   * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                   * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                      --------------------------------
                       NOT FDIC       MAY LOSE VALUE
                       INSURED      -----------------
                                    NO BANK GUARANTEE
                      --------------------------------

                              TABLE OF CONTENTS


THE TRUST .............................................................       3
  Each of these sections discusses the following topics:
  Investment Goal, Principal Investment Strategies, Principal
  Investment Risks, Performance History, and Fees and Expenses
  Liberty Asset Allocation Fund, Variable Series ......................       4
  Liberty Small Company Growth Fund, Variable Series ..................      10
  Liberty Federal Securities Fund, Variable Series ....................      14

TRUST MANAGEMENT ORGANIZATIONS ........................................      18
  The Trustees ........................................................      18
  Investment Advisor ..................................................      18
  Portfolio Managers and Investment Sub-Advisor .......................      18
  Mixed and Shared Funding ............................................      21

OTHER INVESTMENT STRATEGIES AND RISKS .................................      22

FINANCIAL HIGHLIGHTS ..................................................      25
  Liberty Asset Allocation Fund, Variable Series ......................      25
  Liberty Small Company Growth Fund, Variable Series ..................      26
  Liberty Federal Securities Fund, Variable Series ....................      27

SHAREHOLDER INFORMATION ...............................................      28
  Purchases and Redemptions ...........................................      28
  How the Funds Calculate Net Asset Value .............................      28
  Dividends and Distributions .........................................      28
  Tax Consequences ....................................................      29
  Other Class of Shares ...............................................      29

                                  THE TRUST

SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This Prospectus contains information about the following Funds in the Trust:

o LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES (ASSET ALLOCATION FUND)


o LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES (SMALL COMPANY GROWTH FUND)


o LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES (FEDERAL SECURITIES FUND)


Other Funds may be added or deleted from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly-owned subsidiary of Columbia Management Advisors, Inc., the Funds' investment advisor.


The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

The advisor allocates the Fund's assets among various classes of equity and debt securities, including: large cap growth stocks; large cap value stocks; mid-cap growth stocks; mid cap value stocks; small cap growth stocks; small cap value stocks; real estate investment trusts (REITs); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager allocates the Fund's assets among the various asset classes. The lead portfolio manager adjusts the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Because it may invest in REITs, the Fund is subject to certain risks. REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Foreign securities are subject to special risks. Foreign securities markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid (i.e., harder to sell at an acceptable price), especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters a security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. In 2003, the Fund began comparing itself to the Lehman Aggregate Bond Index, an unmanaged index of investment grade U.S. Treasury and agency securities corporate bonds and mortgage-backed bonds. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance. The Fund's returns are also compared to the Lehman Brothers Government/Credit Index (Lehman Brothers Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment-grade U.S. corporate bonds. The Fund's returns are also compared to the average return of the funds included in the Lipper Balanced VIT Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment goals similar to those of the Fund. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           9.29%
                1994                          -3.19%
                1995                          25.47%
                1996                          15.63%
                1997                          16.82%
                1998                          12.54%
                1999                          12.53%
                2000                          -1.02%
                2001                          -9.19%
                2002                         -11.73%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +12.39%
Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                                  INCEPTION
                                    DATE       1 YEAR      5 YEARS    10 YEARS

Class A (%)                        1/1/89      -11.73        0.10       6.06
------------------------------------------------------------------------------
S&P 500 Index (%)                    N/A       -22.09       -0.58       9.34
------------------------------------------------------------------------------
Lehman Aggregate Bond Index          N/A        10.25        7.55       7.51
------------------------------------------------------------------------------
Lehman Brothers Index (%)            N/A        11.04        7.62       7.61
------------------------------------------------------------------------------
Lipper Average (%)                   N/A       -10.35        1.20       5.55

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fees (%)(1)                                                    0.60
Distribution and service (12b-1) fees (%)                                 0.00
Other expenses (%)                                                        0.10
------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                  0.70

----------
(1) The Fund pays a management fee of 0.45% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $72                  $224               $390               $871

              LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small-cap companies. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those of the companies in the Russell 2000 Growth Index. As of December 31, 2002, that index included companies with capitalizations between approximately $8 million and $2 billion. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, the Fund's investment advisor seeks out companies that have or, in the advisor's judgment, have the potential to have an above-average rate of growth in sales and earnings within their respective industry. The advisor also looks for companies with strong management teams that participate in the ownership of the companies. In addition, the Fund may invest in new issuers during periods when new issues are being brought to market.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

There are no limits on portfolio turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 200% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce the Fund's total return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Russell 2000 Growth Index (Russell 2000 Growth Index), an unmanaged index that tracks the performance of those Russell 2000 companies with a greater-than-average growth orientation. Companies in the Russell Index tend to exhibit higher price-to-book and price-to-earnings ratios. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                          35.68%
                1994                           1.19%
                1995                          11.75%
                1996                          26.94%
                1997                           7.81%
                1998                         -17.30%
                1999                          48.02%
                2000                          -5.36%
                2001                         -10.03%
                2002                         -24.40%

For period shown in bar chart:
Best quarter: 4th quarter 1999, +35.39%
Worst quarter: 3rd quarter 2001, -25.27%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                               INCEPTION
                                  DATE        1 YEAR      5 YEARS      10 YEARS

Class A (%)                      1/1/89       -24.40       -4.65         5.16
-------------------------------------------------------------------------------
Russell 2000 Growth Index (%)     N/A         -30.26       -6.59         2.62

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fee (%)(1)                                                      0.65
Distribution and service (12b-1) fees (%)                                  0.00
Other expenses (%)                                                         0.17
-------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                   0.82


----------
(1) The Fund pays a management fee of 0.50% and an administrative fee of 0.15%.

(2) The Fund's advisor has agreed to waive 0.02% of the expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 0.15% and total annual fund operating expenses would be 0.80%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Galaxy VIP Small Company Growth Fund by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table reflect net expenses (giving effect to the fee waiver described in footnote 2 to the Annual fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $82                  $260               $453              $1,012

               LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities.

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by S&P or Moody's. The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless othersise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Lehman Brothers Intermediate U.S. Government Bond Index (Lehman Government Index), an unmanaged index that tracks the performance of intermediate U.S. government bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           6.26%
                1994                          -1.57%
                1995                          15.74%
                1996                           4.70%
                1997                           9.04%
                1998                           6.80%
                1999                           1.08%
                2000                          10.83%
                2001                           7.03%
                2002                           9.85%

For period shown in bar chart:
Best quarter: 3rd quarter 2002, +5.21%
Worst quarter: 1st quarter 1994, -1.77%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                               INCEPTION
                                  DATE        1 YEAR      5 YEARS      10 YEARS

Class A (%)                      1/1/89        9.85         7.06         6.87
-------------------------------------------------------------------------------
Lehman Government Index (%)       N/A          9.64         7.44         6.91

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fees (%)(1)                                                     0.55
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                  0.00
-------------------------------------------------------------------------------
Other expenses (%)                                                         0.11
-------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                   0.66

----------
(1) The Fund pays a management fee of 0.40% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $67                  $211               $368               $822

                        TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
-------------------------------------------------------------------------------

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: COLUMBIA MANAGEMENT ADVISORS, INC.
-------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC. (Columbia) located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. The advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc.
(CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of CMG, including Stein Roe & Farnham Incorporated (Stein Roe), merged into the advisor (which previously had been known as Columbia Management Company). Before April 1, 2003, Stein Roe was the investment advisor to the Funds. As of February 28, 2003, the advisor and its affiliates managed over $143 billion in assets.


The advisor manages the assets of the Funds under the supervision of the Trust's Board of Trustees. The advisor determines which securities and other instruments are purchased and sold for the Funds. The advisor may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the advisor or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. The advisor will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

For the 2002 fiscal year, the Funds paid Stein Roe aggregate fees at the following annual rates as a percentage of average daily net assets:


Liberty Asset Allocation Fund, Variable Series                     0.60%
Liberty Small Company Growth Fund, Variable Series                 0.65%
Liberty Federal Securities Fund, Variable Series                   0.55%

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
-------------------------------------------------------------------------------


LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES.
HARVEY HIRSCHHORN, an Executive Vice President of Columbia, is the lead portfolio manager of the Fund. He holds an A.B. degree from Rutgers University and an M.B.A. degree from the University of Chicago and is a chartered financial analyst. Mr. Hirschhorn is responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

Large cap growth stocks                 Alexander S. Macmillan
Large cap value stocks                  Scott Schermerhorn
Mid cap growth stocks                   Richard J. Johnson
Mid cap value stocks                    Daniel K. Cantor
Small cap growth stocks                 William M. Garrison
Small cap value stocks                  Stephen D. Barbaro
Real estate investment trusts           David W. Jellison
Foreign stocks                          NIMNAI (Sub-Advisor)
Investment grade bonds                  Michael T. Kennedy
Non-investment grade bonds              Jeffrey L. Rippey

ALEXANDER S. MACMILLAN, CFA, manages the portion of the Fund's assets allocated to the large cap growth stocks category. He is also a senior vice president of Columbia, which he joined in 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

SCOTT SCHERMERHORN, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the large cap value stocks category. He also has managed various other funds at Columbia since October, 1998. Prior thereto, he was head of the value team at Federated Investors from May 1996 to October 1998. Mr. Schermerhorn received an M.B.A. degree from Seton Hall University.

RICHARD J. JOHNSON, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap growth stocks category. He is also Head of Equities at Columbia. Mr. Johnson received an M.B.A. degree from the Anderson School of Management at UCLA.

DANIEL K. CANTOR, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap value stocks category. He joined Columbia in 1985. Mr. Cantor received an M.B.A. degree from The Wharton School of the University of Pennsylvania.

WILLIAM M. GARRISON, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap growth stocks category. He has been employed by Columbia since 1989 and has managed various investment portfolios since 1998. Mr. Garrison received an M.B.A. degree from the University of Chicago.

STEPHEN D. BARBARO, CFA, a vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap value stocks category. He has been employed by Columbia since 1976. Mr. Barbaro received an M.B.A. degree from Columbia University.

DAVID W. JELLISON, CFA, manages the portion of the Fund's assets allocated to the REITs category. He is also a vice president of Columbia, which he joined in 1992. Mr. Jellison received an M.M. degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

MICHAEL T. KENNEDY, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the investment grade bonds category. He has been employed by Columbia since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, he received an M.M. degree from Northwestern University.

JEFFREY L. RIPPEY, CFA, manages the portion of the Fund's assets allocated to the non-investment grade bonds category. He is also a senior vice president of Columbia, which he joined in 1981. Mr. Rippey received a B.A. degree from Pacific Lutheran University.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. (NIMNAI), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. The sub-advisory agreement with NIMNAI provides that Columbia shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Asset Allocation Fund's assets under management by NIMNAI.

NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. NIMNAI is an indirect wholly owned subsidiary of Nordea AB. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of Nordea Securities, Inc. In its duties as investment sub-advisor, NIMNAI manages a portion of the Asset Allocation Fund's foreign securities. NIMNAI has been an investment advisor since 1994. As of January 31, 2003, NIMNAI managed over $1 billion in assets.

NIMNAI investment decisions are made by a team. No single individual at NIMNAI is primarily responsible for making investment decisions with respect to the Asset Allocation Fund.


LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES.

WILLIAM M. GARRISON, a senior vice president of Columbia, has managed the Small Company Growth Fund since October, 1998. Mr. Garrison joined Columbia in 1989 as a research associate and has managed various funds for Columbia since September, 1998. He earned an A.B. degree from Princeton University and a M.B.A. degree from the University of Chicago.

LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES.
LESLIE W. FINNEMORE, a senior vice president of Columbia, has co-managed the Federal Securities Fund since June, 2000. Ms. Finnemore has served as manager or co-manager of various other taxable income funds for Columbia since 1987.

MICHAEL BISSONNETTE, a senior vice president of Columbia, has co-managed the Federal Securities Fund since June, 2000. Mr. Bissonnette has managed various other taxable income funds for Columbia, since June, 1999. Prior to joining Columbia, Mr. Bissonnette was a portfolio manager at APAM, Inc. from June, 1998 to June, 1999, and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998.

ANN T. PETERSON, a vice president of Columbia, has co-managed the Federal Securities Fund since June, 2000. Since 1993, she has served as a manager or co-manager of various other taxable income funds for Columbia.


MIXED AND SHARED FUNDING
-----------------------------------------------------------------------------


As described above, the Funds serve as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                    OTHER INVESTMENT STRATEGIES AND RISKS

The Funds' principal investment strategies and risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goal, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goal. The Funds may not always achieve their investment goal. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goal, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

FUTURES AND OPTIONS (ASSET ALLOCATION FUND AND FEDERAL SECURITIES FUND)
The Funds may use futures to gain exposure to groups of stocks or individual issuers. A futures contract (or future) is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. The Funds may use futures to invest cash pending direct investments in stocks and to enhance their return. The Funds may also use futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Funds' fixed-income security holdings. An option is an agreement to buy or sell a financial instrument or commodity at a specific price within a specific period of time. The Funds may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. The Funds may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

SHORT SALES (ASSET ALLOCATION FUND, SMALL COMPANY GROWTH FUND AND FEDERAL SECURITIES FUND)
The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

TYPES OF MORTGAGE SECURITIES (FEDERAL SECURITIES FUND)
Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations (CMOs) are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable rate interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.


PORTFOLIO TURNOVER (ASSET ALLOCATION FUND AND FEDERAL SECURITIES FUND)

There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's total return.


TEMPORARY DEFENSIVE POSITIONS (ALL FUNDS)

At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Funds may, but are not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                                                       FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned
(or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which, for the four years ended December 31, 2002, have been audited by
PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the
Funds' annual report. The financial highlights for the year ended December 31, 1998 has been audited by other independent accountants, whose report expressed an unqualified opinion thereon. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

---------------------------------------------------------------------------------------------------------------------------------
LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          13.86         16.35         17.80         17.14         16.81
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                          0.36          0.39(b)       0.45          0.28          0.48
  Net realized and unrealized gain (loss) on investments,
    foreign currency and futures contracts                         (1.94)        (1.86)(b)     (0.63)         1.74          1.48
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (1.58)        (1.47)        (0.18)         2.02          1.96
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.41)        (0.45)        (0.47)        (0.47)        (0.51)
  From net realized gains                                             --         (0.57)        (0.80)        (0.89)        (1.12)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                     (0.41)        (1.02)        (1.27)        (1.36)        (1.63)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                               $11.87         13.86         16.35         17.80         17.14
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                            (11.73)        (9.19)        (1.02)        12.53         12.54
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.70          0.71          0.64          0.63(f)       0.65
  Net investment income(e)                                          2.73          2.68(b)       2.66          2.60(f)       3.00
  Portfolio turnover rate (%)                                        118            57            39            43            61

Net assets, end of period (000's) ($)                            194,327       279,493       376,183       425,005       361,823

(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to
    2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.


---------------------------------------------------------------------------------------------------------------------------------
LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------


                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                           9.10         19.08         20.16         13.62         18.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                                           (0.04)        (0.03)        (0.05)        (0.03)        (0.04)
  Net realized and unrealized gain (loss) on investments           (2.18)        (2.31)        (1.03)         6.57         (2.77)
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (2.22)        (2.34)        (1.08)         6.54         (2.81)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net realized gains                                             --         (7.64)           --            --         (1.57)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                 6.88          9.10         19.08         20.16         13.62
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                            (24.40)(D)    (10.03)(D)     (5.36)        48.02        (17.30)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.80          0.82          0.73          0.72(f)       0.75
  Net investment loss(e)                                           (0.57)        (0.32)        (0.24)        (0.27)(f)     (0.22)
  Waiver/reimbursement                                              0.02          0.04            --            --            --
  Portfolio turnover rate (%)                                        117           146           155           110           103

Net assets, end of period (000's) ($)                             48,932        79,295       109,856       139,849       131,929

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of five basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.


---------------------------------------------------------------------------------------------------------------------------------
LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          10.84         10.76         10.35         10.79         10.73
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                          0.47          0.56(b)       0.66          0.66          0.55
  Net realized and unrealized gain (loss) on investments and
    futures contracts                                               0.55          0.17(b)       0.40         (0.55)         0.14
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  1.02          0.73          1.06          0.11          0.69
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.49)        (0.65)        (0.65)        (0.55)        (0.63)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                11.37         10.84         10.76         10.35         10.79
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                              9.85          7.03         10.83          1.08          6.80
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.66          0.70          0.63          0.64(f)       0.70
  Net investment income(e)                                          4.27          5.23(b)       6.52          6.29(f)       5.91
  Portfolio turnover rate (%)                                         69            36            43            28(g)          8(g)

Net assets, end of period (000's) ($)                            125,946       109,724       105,064       105,898        96,693

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies
    and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.
(g) Portfolio turnover includes dollar roll transactions.

                           SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price (or the closing price reported by the NASDAQ system, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

FOR MORE INFORMATION
-------------------------------------------------------------------------------

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number: 811-05199

o Liberty Asset Allocation Fund, Variable Series
  (formerly Stein Roe Balanced Fund, Variable Series)


o Liberty Small Company Growth Fund, Variable Series
  (formerly Stein Roe Small Company Growth Fund, Variable Series)


o Liberty Federal Securities Fund, Variable Series

[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com

                      STEINROE VARIABLE INVESTMENT TRUST

                                  PROSPECTUS

                                 MAY 1, 2003

                                   * * * *


LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

CLASS A SHARES


Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                   * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                   * * * *


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                      --------------------------------
                       NOT FDIC       MAY LOSE VALUE
                       INSURED      -----------------
                                    NO BANK GUARANTEE
                      --------------------------------

                              TABLE OF CONTENTS


THE TRUST .............................................................       3
  This section discusses the following topics:
  Investment Goal, Principal Investment Strategies, Principal
  Investment Risks, Performance History, and Fees and Expenses
  Liberty Federal Securities Fund, Variable Series ....................       4

TRUST MANAGEMENT ORGANIZATIONS ........................................       8
  The Trustees ........................................................       8
  Investment Advisor ..................................................       8
  Portfolio Managers ..................................................       8
  Mixed and Shared Funding ............................................       9

OTHER INVESTMENT STRATEGIES AND RISKS .................................      10

FINANCIAL HIGHLIGHTS ..................................................      13
  Liberty Federal Securities Fund, Variable Series ....................      13

SHAREHOLDER INFORMATION ...............................................      14
  Purchases and Redemptions ...........................................      14
  How the Fund Calculates Net Asset Value .............................      14
  Dividends and Distributions .........................................      14
  Tax Consequences ....................................................      15
  Other Class of Shares ...............................................      15

                                  THE TRUST


SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds, each with its own investment goal and strategies. This Prospectus contains information about the Liberty Federal Securities Fund, Variable Series (Fund).

Other funds may be added or deleted from time to time. The Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Fund is an investment option under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Fund is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly-owned subsidiary of Columbia Management Advisors, Inc., the Fund's investment advisor.

The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

               LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities.

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by S&P or Moody's. The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless othersise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Lehman Brothers Intermediate U.S. Government Bond Index (Lehman Government Index), an unmanaged index that tracks the performance of intermediate U.S. government bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           6.26%
                1994                          -1.57%
                1995                          15.74%
                1996                           4.70%
                1997                           9.04%
                1998                           6.80%
                1999                           1.08%
                2000                          10.83%
                2001                           7.03%
                2002                           9.85%

For period shown in bar chart:
Best quarter: 3rd quarter 2002, +5.21%
Worst quarter: 1st quarter 1994, -1.77%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                               INCEPTION
                                  DATE        1 YEAR      5 YEARS      10 YEARS

Class A (%)                      1/1/89        9.85         7.06         6.87
--------------------------------------------------------------------------------
Lehman Government Index (%)       N/A          9.64         7.44         6.91

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)


Management fees (%)(1)                                                    0.55
Distribution and service (12b-1) fees (%)                                 0.00
Other expenses (%)                                                        0.11
------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                  0.66


----------
(1) The Fund pays a management fee of 0.40% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $67                  $211               $368               $822

                        TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
-------------------------------------------------------------------------------


The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR: COLUMBIA MANAGEMENT ADVISORS, INC.
--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC. (Columbia) located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Fund. The advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc.
(CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of CMG, including Stein Roe & Farnham Incorporated (Stein Roe), merged into the advisor (which previously had been known as Columbia Management Company). Before April 1, 2003, Stein Roe was the investment advisor to the Fund. As of February 28, 2003, the advisor and its affiliates managed over $143 billion in assets.

The advisor manages the assets of the Fund under the supervision of the Trust's Board of Trustees. The advisor determines which securities and other instruments are purchased and sold for the Fund. The advisor may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the advisor or that have sold shares of the Fund, to the extent permitted by law or by order of the SEC. The advisor will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

For the 2002 fiscal year, the Fund paid Stein Roe aggregate fees at the annual rate of 0.55% as a percentage of average daily net assets.

PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

LESLIE W. FINNEMORE, a senior vice president of Columbia, has co-managed the Fund since June, 2000. Ms. Finnemore has served as manager or co-manager of various other taxable income funds for Columbia since 1987.

MICHAEL BISSONNETTE, a senior vice president of Columbia, has co-managed the Fund since June, 2000. Mr. Bissonnette has managed various other taxable income funds for Columbia, since June, 1999. Prior to joining Columbia, Mr. Bissonnette was a portfolio manager at APAM, Inc. from June, 1998 to June, 1999, and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998.

ANN T. PETERSON, a vice president of Columbia, has co-managed the Fund since June, 2000. Since 1993, she has served as a manager or co-manager of various other taxable income funds for Columbia.

MIXED AND SHARED FUNDING
-------------------------------------------------------------------------------

As described above, the Fund serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may from time to time become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                    OTHER INVESTMENT STRATEGIES AND RISKS


The Fund's principal investment strategies and risks are described under "The Fund - Principal Investment Strategies" and "The Fund - Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal. Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by the Fund's shareholders is not required to change the Fund's investment goals, strategies or restrictions.

FUTURES AND OPTIONS
The Fund may use futures to gain exposure to groups of stocks or individual issuers. A futures contract (or future) is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. The Fund may use futures to invest cash pending direct investments in stocks and to enhance their return. The Fund may also use futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Fund's fixed-income security holdings. An option is an agreement to buy or sell a financial instrument or commodity at a specific price within a specific period of time. The Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. The Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

SHORT SALES
The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

TYPES OF MORTGAGE SECURITIES

Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations (CMOs) are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable rate interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.


Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.


Commercial mortgage-backed securities are secured by loans to office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.


PORTFOLIO TURNOVER
There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.

TEMPORARY DEFENSIVE POSITIONS
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


                                                       FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the
Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost)
on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which, for the four years ended December 31, 2002, have been audited by
PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the
Fund's annual report. The financial highlights for the year ended December 31, 1998 has been audited by other independent accountants, whose report expressed an unqualified opinion thereon. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

---------------------------------------------------------------------------------------------------------------------------------
LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          10.84         10.76         10.35         10.79         10.73
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                          0.47          0.56(b)       0.66          0.66          0.55
  Net realized and unrealized gain (loss) on investments and
    futures contracts                                               0.55          0.17(b)       0.40         (0.55)         0.14
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  1.02          0.73          1.06          0.11          0.69
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.49)        (0.65)        (0.65)        (0.55)        (0.63)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                11.37         10.84         10.76         10.35         10.79
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                              9.85          7.03         10.83          1.08          6.80
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.66          0.70          0.63          0.64(f)       0.70
  Net investment income(e)                                          4.27          5.23(b)       6.52          6.29(f)       5.91
  Portfolio turnover rate (%)                                         69            36            43            28(g)          8(g)

Net assets, end of period (000's) ($)                            125,946       109,724       105,064       105,898        96,693

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies
    and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.
(g) Portfolio turnover includes dollar roll transactions.

                           SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUND CALCULATES NET ASSET VALUE
Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price (or the closing price reported by the NASDAQ system, if different, as applicable) for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.


TAX CONSEQUENCES

The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Fund also offers an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
-------------------------------------------------------------------------------


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number: 811-05199


o Liberty Federal Securities Fund, Variable Series


[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com

                      STEINROE VARIABLE INVESTMENT TRUST

                                  PROSPECTUS

                                 MAY 1, 2003

                                   * * * *

LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES

LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

LIBERTY MONEY MARKET FUND, VARIABLE SERIES


CLASS A SHARES


Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                   * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                   * * * *

INVESTMENTS IN THE LIBERTY MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                   * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                      --------------------------------
                       NOT FDIC       MAY LOSE VALUE
                       INSURED      -----------------
                                    NO BANK GUARANTEE
                      --------------------------------

                              TABLE OF CONTENTS


THE TRUST .............................................................       3
  Each of these sections discusses the following topics:
  Investment Goal, Principal Investment Strategies, Principal
  Investment Risks, Performance History, and Fees and Expenses
  Liberty Asset Allocation Fund, Variable Series ......................       4
  Stein Roe Growth Stock Fund, Variable Series ........................      10
  Liberty Small Company Growth Fund, Variable Series ..................      14
  Liberty Federal Securities Fund, Variable Series ....................      18
  Liberty Money Market Fund, Variable Series ..........................      22

TRUST MANAGEMENT ORGANIZATIONS ........................................      26
  The Trustees ........................................................      26
  Investment Advisor ..................................................      26
  Portfolio Managers and Investment Sub-Advisor .......................      26
  Mixed and Shared Funding ............................................      29

OTHER INVESTMENT STRATEGIES AND RISKS .................................      30

FINANCIAL HIGHLIGHTS ..................................................      33
  Liberty Asset Allocation Fund, Variable Series ......................      33
  Stein Roe Growth Stock Fund, Variable Series ........................      34
  Liberty Small Company Growth Fund, Variable Series ..................      35
  Liberty Federal Securities Fund, Variable Series ....................      36
  Liberty Money Market Fund, Variable Series ..........................      37

SHAREHOLDER INFORMATION ...............................................      38
  Purchases and Redemptions ...........................................      38
  How the Funds Calculate Net Asset Value .............................      38
  Dividends and Distributions .........................................      38
  Tax Consequences ....................................................      39
  Other Class of Shares ...............................................      39

                                  THE TRUST

SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This Prospectus contains information about all of the Funds in the Trust:

o LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES (ASSET ALLOCATION FUND)

o STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES (GROWTH STOCK FUND)

o LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES (SMALL COMPANY GROWTH FUND)

o LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES (FEDERAL SECURITIES FUND)

o LIBERTY MONEY MARKET FUND, VARIABLE SERIES (MONEY MARKET FUND)


Other Funds may be added or deleted from time to time. Each Fund, except for the Money Market Fund, offers two classes of shares -- Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly-owned subsidiary of Columbia Management Advisors, Inc., the Funds' investment advisor.


The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

The advisor allocates the Fund's assets among various classes of equity and debt securities, including: large cap growth stocks; large cap value stocks; mid-cap growth stocks; mid cap value stocks; small cap growth stocks; small cap value stocks; real estate investment trusts (REITs); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager allocates the Fund's assets among the various asset classes. The lead portfolio manager adjusts the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Because it may invest in REITs, the Fund is subject to certain risks. REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Foreign securities are subject to special risks. Foreign securities markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid (i.e., harder to sell at an acceptable price), especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters a security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. In 2003, the Fund began comparing itself to the Lehman Aggregate Bond Index, an unmanaged index of investment grade U.S. Treasury and agency securities corporate bonds and mortgage-backed bonds. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance. The Fund's returns are also compared to the Lehman Brothers Government/Credit Index (Lehman Brothers Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment-grade U.S. corporate bonds. The Fund's returns are also compared to the average return of the funds included in the Lipper Balanced VIT Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment goals similar to those of the Fund. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           9.29%
                1994                          -3.19%
                1995                          25.47%
                1996                          15.63%
                1997                          16.82%
                1998                          12.54%
                1999                          12.53%
                2000                          -1.02%
                2001                          -9.19%
                2002                         -11.73%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +12.39%
Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                                INCEPTION
                                  DATE        1 YEAR       5 YEARS     10 YEARS

Class A (%)                      1/1/89       -11.73         0.10        6.06
-------------------------------------------------------------------------------
S&P 500 Index (%)                  N/A        -22.09        -0.58        9.34
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index        N/A         10.25         7.55        7.51
-------------------------------------------------------------------------------
Lehman Brothers Index (%)          N/A         11.04         7.62        7.61
-------------------------------------------------------------------------------
Lipper Average (%)                 N/A        -10.35         1.20        5.55

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fees (%)(1)                                                    0.60
Distribution and service (12b-1) fees (%)                                 0.00
Other expenses (%)                                                        0.10
------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                  0.70

----------
(1) The Fund pays a management fee of 0.45% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $72                  $224               $390               $871

                 STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large market capitalizations. Large-cap stocks are stocks of larger companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2002, that index included companies with capitalizations between approximately $193 million and $276 billion. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of the stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           4.97%
                1994                          -6.35%
                1995                          37.73%
                1996                          21.28%
                1997                          32.28%
                1998                          27.91%
                1999                          36.94%
                2000                         -12.02%
                2001                         -24.64%
                2002                         -30.13%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +26.43%
Worst quarter: 3rd quarter 2001, -20.05%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                               INCEPTION
                                  DATE       1 YEAR       5 YEARS      10 YEARS

Class A (%)                      1/1/89      -30.13        -4.09         5.83
-------------------------------------------------------------------------------
S&P 500 Index (%)                 N/A        -22.09        -0.58         9.34

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)


Management fee (%)(1)                                                0.65
Distribution and service (12b-1) fees (%)                            0.00
Other expenses (%)                                                   0.12
-------------------------------------------------------------------------
Total annual fund operating expenses (%)                             0.77


----------
(1) The Fund pays a management fee of 0.50% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $79                  $246               $428               $954

              LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small-cap companies. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those of the companies in the Russell 2000 Growth Index. As of December 31, 2002, that index included companies with capitalizations between approximately $8 million and $2 billion. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, the Fund's investment advisor seeks out companies that have or, in the advisor's judgment, have the potential to have an above-average rate of growth in sales and earnings within their respective industry. The advisor also looks for companies with strong management teams that participate in the ownership of the companies. In addition, the Fund may invest in new issuers during periods when new issues are being brought to market.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

There are no limits on portfolio turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 200% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce the Fund's total return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Russell 2000 Growth Index (Russell 2000 Growth Index), an unmanaged index that tracks the performance of those Russell 2000 companies with a greater-than-average growth orientation. Companies in the Russell Index tend to exhibit higher price-to-book and price-to-earnings ratios. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                          35.68%
                1994                           1.19%
                1995                          11.75%
                1996                          26.94%
                1997                           7.81%
                1998                         -17.30%
                1999                          48.02%
                2000                          -5.36%
                2001                         -10.03%
                2002                         -24.40%

For period shown in bar chart:
Best quarter: 4th quarter 1999, +35.39%
Worst quarter: 3rd quarter 2001, -25.27%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                                  INCEPTION
                                     DATE       1 YEAR     5 YEARS     10 YEARS

Class A (%)                         1/1/89      -24.40      -4.65        5.16
-------------------------------------------------------------------------------
Russell 2000 Growth Index (%)        N/A        -30.26      -6.59        2.62

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fee (%)(1)                                                      0.65
Distribution and service (12b-1) fees (%)                                  0.00
Other expenses (%)                                                         0.17
-------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                   0.82

----------
(1) The Fund pays a management fee of 0.50% and an administrative fee of 0.15%.


(2) The Fund's advisor has agreed to waive 0.02% of the expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 0.15% and total annual fund operating expenses would be 0.80%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Galaxy VIP Small Company Growth Fund by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.


EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table reflect net expenses (giving effect to the fee waiver described in footnote 2 to the Annual fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $82                  $260               $453              $1,012

               LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities.

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by S&P or Moody's. The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless othersise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Lehman Brothers Intermediate U.S. Government Bond Index (Lehman Government Index), an unmanaged index that tracks the performance of intermediate U.S. government bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           6.26%
                1994                          -1.57%
                1995                          15.74%
                1996                           4.70%
                1997                           9.04%
                1998                           6.80%
                1999                           1.08%
                2000                          10.83%
                2001                           7.03%
                2002                           9.85%

For period shown in bar chart:
Best quarter: 3rd quarter 2002, +5.21%
Worst quarter: 1st quarter 1994, -1.77%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                               INCEPTION
                                  DATE        1 YEAR      5 YEARS      10 YEARS

Class A (%)                      1/1/89        9.85         7.06         6.87
-------------------------------------------------------------------------------
Lehman Government Index (%)       N/A          9.64         7.44         6.91

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fees (%)(1)                                                   0.55
Distribution and service (12b-1) fees (%)                                0.00
Other expenses (%)                                                       0.11
-----------------------------------------------------------------------------
Total annual fund operating expenses (%)                                 0.66

----------
(1) The Fund pays a management fee of 0.40% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $67                  $211               $368               $822

                  LIBERTY MONEY MARKET FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

o Securities issued or guaranteed by the U.S. government or by its agencies;

o Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

o Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;

o Commercial paper of domestic or foreign issuers, including variable-rate demand notes;

o Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

o Repurchase agreements; and

o Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in the portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of an issuer or its assets.

Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any change of reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect any insurance-related charges or expenses.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           2.71%
                1994                           3.79%
                1995                           5.62%
                1996                           5.01%
                1997                           5.15%
                1998                           5.12%
                1999                           4.80%
                2000                           6.05%
                2001                           3.64%
                2002                           1.23%

For period shown in bar chart:
Best quarter: 4th quarter 2000, +1.53%
Worst quarter: 4th quarter 2002, +0.23%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                              INCEPTION
                                 DATE        1 YEAR      5 YEARS       10 YEARS

Class A (%)                     1/1/89        1.23         4.16          4.30

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)


Management fees (%)(1)                                                     0.50
Distribution and service (12b-1) fees (%)                                  0.00
Other expenses (%)                                                         0.15
-------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                   0.65
-------------------------------------------------------------------------------


----------
(1) The Fund pays a management fee of 0.35% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $66                  $208               $362               $810

                        TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
-------------------------------------------------------------------------------

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR: COLUMBIA MANAGEMENT ADVISORS, INC.
--------------------------------------------------------------------------------


COLUMBIA MANAGEMENT ADVISORS, INC. (Columbia) located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. The advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc.
(CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of CMG, including Stein Roe & Farnham Incorporated (Stein Roe), merged into the advisor (which previously had been known as Columbia Management Company). Before April 1, 2003, Stein Roe was the investment advisor to the Funds. As of February 28, 2003, the advisor and its affiliates managed over $143 billion in assets.


The advisor manages the assets of the Funds under the supervision of the Trust's Board of Trustees. The advisor determines which securities and other instruments are purchased and sold for the Funds. The advisor may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the advisor or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. The advisor will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

For the 2002 fiscal year, the Funds paid Stein Roe aggregate fees at the following annual rates as a percentage of average daily net assets:

Liberty Asset Allocation Fund, Variable Series                       0.60%
Stein Roe Growth Stock Fund, Variable Series                         0.65%
Liberty Small Company Growth Fund, Variable Series                   0.65%
Liberty Federal Securities Fund, Variable Series                     0.55%
Liberty Money Market Fund, Variable Series                           0.50%

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
-------------------------------------------------------------------------------

LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES.
HARVEY HIRSCHHORN, an Executive Vice President of Columbia, is the lead portfolio manager of the Fund. He holds an A.B. degree from Rutgers University and an M.B.A. degree from the University of Chicago and is a chartered financial analyst. Mr. Hirschhorn is responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

Large cap growth stocks                 Alexander S. Macmillan
Large cap value stocks                  Scott Schermerhorn
Mid cap growth stocks                   Richard J. Johnson
Mid cap value stocks                    Daniel K. Cantor
Small cap growth stocks                 William M. Garrison
Small cap value stocks                  Stephen D. Barbaro
Real estate investment trusts           David W. Jellison
Foreign stocks                          NIMNAI (Sub-Advisor)
Investment grade bonds                  Michael T. Kennedy
Non-investment grade bonds              Jeffrey L. Rippey

ALEXANDER S. MACMILLAN, CFA, manages the portion of the Fund's assets allocated to the large cap growth stocks category. He is also a senior vice president of Columbia, which he joined in 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

SCOTT SCHERMERHORN, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the large cap value stocks category. He also has managed various other funds at Columbia since October, 1998. Prior thereto, he was head of the value team at Federated Investors from May 1996 to October 1998. Mr. Schermerhorn received an M.B.A. degree from Seton Hall University.

RICHARD J. JOHNSON, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap growth stocks category. He is also Head of Equities at Columbia. Mr. Johnson received an M.B.A. degree from the Anderson School of Management at UCLA.

DANIEL K. CANTOR, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap value stocks category. He joined Columbia in 1985. Mr. Cantor received an M.B.A. degree from The Wharton School of the University of Pennsylvania.

WILLIAM M. GARRISON, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap growth stocks category. He has been employed by Columbia since 1989 and has managed various investment portfolios since 1998. Mr. Garrison received an M.B.A. degree from the University of Chicago.

STEPHEN D. BARBARO, CFA, a vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap value stocks category. He has been employed by Columbia since 1976. Mr. Barbaro received an M.B.A. degree from Columbia University.

DAVID W. JELLISON, CFA, manages the portion of the Fund's assets allocated to the REITs category. He is also a vice president of Columbia, which he joined in 1992. Mr. Jellison received an M.M. degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

MICHAEL T. KENNEDY, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the investment grade bonds category. He has been employed by Columbia since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, he received an M.M. degree from Northwestern University.

JEFFREY L. RIPPEY, CFA, manages the portion of the Fund's assets allocated to the non-investment grade bonds category. He is also a senior vice president of Columbia, which he joined in 1981. Mr. Rippey received a B.A. degree from Pacific Lutheran University.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. (NIMNAI), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. The sub-advisory agreement with NIMNAI provides that Columbia shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Asset Allocation Fund's assets under management by NIMNAI.

NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. NIMNAI is an indirect wholly owned subsidiary of Nordea AB. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of Nordea Securities, Inc. In its duties as investment sub-advisor, NIMNAI manages a portion of the Asset Allocation Fund's foreign securities. NIMNAI has been an investment advisor since 1994. As of January 31, 2003, NIMNAI managed over $1 billion in assets.

NIMNAI investment decisions are made by a team. No single individual at NIMNAI is primarily responsible for making investment decisions with respect to the Asset Allocation Fund.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES.
ERIK P. GUSTAFSON, a senior vice president of Columbia, has co-managed the Growth Stock Fund since 1994. Mr. Gustafson joined Columbia in 1992 as a portfolio manager for privately managed accounts. Mr. Gustafson currently manages various other funds for Columbia and its affiliates. He holds a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.

LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES.
WILLIAM M. GARRISON, a senior vice president of Columbia, has managed the Small Company Growth Fund since October, 1998. Mr. Garrison joined Columbia in 1989 as a research associate and has managed various funds for Columbia since September, 1998. He earned an A.B. degree from Princeton University and a M.B.A. degree from the University of Chicago.

LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES.
LESLIE W. FINNEMORE, a senior vice president of Columbia, has co-managed the Federal Securities Fund since June, 2000. Ms. Finnemore has served as manager or co-manager of various other taxable income funds for Columbia since 1987.

MICHAEL BISSONNETTE, a senior vice president of Columbia, has co-managed the Federal Securities Fund since June, 2000. Mr. Bissonnette has managed various other taxable income funds for Columbia, since June, 1999. Prior to joining Columbia, Mr. Bissonnette was a portfolio manager at APAM, Inc. from June, 1998 to June, 1999, and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998.

ANN T. PETERSON, a vice president of Columbia, has co-managed the Federal Securities Fund since June, 2000. Since 1993, she has served as a manager or co-manager of various other taxable income funds for Columbia.

LIBERTY MONEY MARKET FUND, VARIABLE SERIES.
KAREN ARNEIL, a senior vice president of Columbia, has managed the Money Market Fund since 2002. Ms. Arneil has managed other Columbia funds since 1990.


MIXED AND SHARED FUNDING
-----------------------------------------------------------------------------


As described above, the Funds serve as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                    OTHER INVESTMENT STRATEGIES AND RISKS

The Funds' principal investment strategies and risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goal, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goal. The Funds may not always achieve their investment goal. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goal, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

FUTURES AND OPTIONS (ASSET ALLOCATION FUND AND FEDERAL SECURITIES FUND)
The Funds may use futures to gain exposure to groups of stocks or individual issuers. A futures contract (or future) is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. The Funds may use futures to invest cash pending direct investments in stocks and to enhance their return. The Funds may also use futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Funds' fixed-income security holdings. An option is an agreement to buy or sell a financial instrument or commodity at a specific price within a specific period of time. The Funds may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. The Funds may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.


SHORT SALES (ASSET ALLOCATION FUND, SMALL COMPANY GROWTH FUND AND
FEDERAL SECURITIES FUND)

The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

TYPES OF MORTGAGE SECURITIES (FEDERAL SECURITIES FUND)
Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations (CMOs) are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable rate interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

PORTFOLIO TURNOVER (ASSET ALLOCATION FUND, GROWTH STOCK FUND AND FEDERAL SECURITIES FUND)
There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's total return.

TEMPORARY DEFENSIVE POSITIONS (ALL FUNDS, EXCEPT MONEY MARKET FUND)
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Funds may, but are not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                                                       FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned
(or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which, for the four years ended December 31, 2002, have been audited by
PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the
Funds' annual report. The financial highlights for the year ended December 31, 1998 has been audited by other independent accountants, whose report expressed an unqualified opinion thereon. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

---------------------------------------------------------------------------------------------------------------------------------
LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          13.86         16.35         17.80         17.14         16.81
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                          0.36          0.39(b)       0.45          0.28          0.48
  Net realized and unrealized gain (loss) on investments,
    foreign currency and futures contracts                         (1.94)        (1.86)(b)     (0.63)         1.74          1.48
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (1.58)        (1.47)        (0.18)         2.02          1.96
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.41)        (0.45)        (0.47)        (0.47)        (0.51)
  From net realized gains                                             --         (0.57)        (0.80)        (0.89)        (1.12)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                     (0.41)        (1.02)        (1.27)        (1.36)        (1.63)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                               $11.87         13.86         16.35         17.80         17.14
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                            (11.73)        (9.19)        (1.02)        12.53         12.54
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.70          0.71          0.64          0.63(f)       0.65
  Net investment income(e)                                          2.73          2.68(b)       2.66          2.60(f)       3.00
  Portfolio turnover rate (%)                                        118            57            39            43            61

Net assets, end of period (000's) ($)                            194,327       279,493       376,183       425,005       361,823

(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to
    2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.


---------------------------------------------------------------------------------------------------------------------------------
STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                                 2002          2001          2000          1999          1998
                                                                 Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          27.93         44.65         57.93         43.53         36.13
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                                   0.07          0.04         (0.11)        (0.03)         0.08
  Net realized and unrealized gain (loss) on investments           (8.47)       (10.28)        (5.13)        15.79          9.54
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (8.40)       (10.24)        (5.24)        15.76          9.62
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.05)           --(b)         --         (0.08)        (0.10)
  From net realized gains                                             --         (6.48)        (8.04)        (1.28)        (2.12)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                     (0.05)        (6.48)        (8.04)        (1.36)        (2.22)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                19.48         27.93         44.65         57.93         43.53
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                            (30.13)       (24.64)       (12.02)        36.94         27.91
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.77          0.76          0.68          0.67          0.70
  Net investment income (loss)(e)                                   0.32          0.13         (0.20)        (0.05)         0.21
  Portfolio turnover rate (%)                                         68            57            65            70            40

Net assets, end of period (000's) ($)                            123,015       224,928       376,243       403,836       271,584

(a) Per share data was calculated using average shares outstanding during the period.
(b) Rounds to less than $0.01 per share.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.


---------------------------------------------------------------------------------------------------------------------------------
LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                                 2002          2001          2000          1999          1998
                                                                 Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                           9.10         19.08         20.16         13.62         18.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                                           (0.04)        (0.03)        (0.05)        (0.03)        (0.04)
  Net realized and unrealized gain (loss) on investments           (2.18)        (2.31)        (1.03)         6.57         (2.77)
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (2.22)        (2.34)        (1.08)         6.54         (2.81)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net realized gains                                             --         (7.64)           --            --         (1.57)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                 6.88          9.10         19.08         20.16         13.62
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                            (24.40)(D)    (10.03)(D)     (5.36)        48.02        (17.30)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.80          0.82          0.73          0.72(f)       0.75
  Net investment loss(e)                                           (0.57)        (0.32)        (0.24)        (0.27)(f)     (0.22)
  Waiver/reimbursement                                              0.02          0.04            --            --            --
  Portfolio turnover rate (%)                                        117           146           155           110           103

Net assets, end of period (000's) ($)                             48,932        79,295       109,856       139,849       131,929

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of five basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.


---------------------------------------------------------------------------------------------------------------------------------
LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                                 2002          2001          2000          1999          1998
                                                                 Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          10.84         10.76         10.35         10.79         10.73
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                          0.47          0.56(b)       0.66          0.66          0.55
  Net realized and unrealized gain (loss) on investments and
    futures contracts                                               0.55          0.17(b)       0.40         (0.55)         0.14
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  1.02          0.73          1.06          0.11          0.69
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.49)        (0.65)        (0.65)        (0.55)        (0.63)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                11.37         10.84         10.76         10.35         10.79
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                              9.85          7.03         10.83          1.08          6.80
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.66          0.70          0.63          0.64(f)       0.70
  Net investment income(e)                                          4.27          5.23(b)       6.52          6.29(f)       5.91
  Portfolio turnover rate (%)                                         69            36            43            28(g)          8(g)

Net assets, end of period (000's) ($)                            125,946       109,724       105,064       105,898        96,693

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies
    and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.
(g) Portfolio turnover includes dollar roll transactions.


---------------------------------------------------------------------------------------------------------------------------------
LIBERTY MONEY MARKET FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                                 2002          2001          2000          1999          1998
                                                                 Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          1.000         1.000         1.000         1.000         1.000
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                         0.012         0.036         0.059         0.047         0.050
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                      (0.012)       (0.036)       (0.059)       (0.047)       (0.050)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                1.000         1.000         1.000         1.000         1.000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                              1.23          3.64          6.05          4.79          5.17
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(d)                                                       0.65          0.56          0.56          0.52(e)       0.62
  Net investment income(d)                                          1.25          3.45          5.90          4.75(e)       4.99

Net assets, end of period (000's) ($)                            258,903       266,985       212,317       170,539       101,340

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

                           SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price (or the closing price reported by the NASDAQ system, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than the Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES
The Funds, except the Money Market Fund, also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
-------------------------------------------------------------------------------

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number: 811-05199

o Liberty Asset Allocation Fund, Variable Series
  (formerly Stein Roe Balanced Fund, Variable Series)

o Stein Roe Growth Stock Fund, Variable Series

o Liberty Small Company Growth Fund, Variable
  Series
  (formerly Stein Roe Small Company Growth Fund, Variable Series)

o Liberty Federal Securities Fund, Variable Series

o Liberty Money Market Fund, Variable Series
  (formerly Stein Roe Money Market Fund, Variable Series)

[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com

                      STEINROE VARIABLE INVESTMENT TRUST

                                  PROSPECTUS

                                 MAY 1, 2003

                                   * * * *

LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

CLASS B SHARES

LIBERTY MONEY MARKET FUND, VARIABLE SERIES

CLASS A SHARES


Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                   * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                   * * * *

INVESTMENTS IN THE LIBERTY MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                   * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                      --------------------------------
                       NOT FDIC       MAY LOSE VALUE
                       INSURED      -----------------
                                    NO BANK GUARANTEE
                      --------------------------------

                              TABLE OF CONTENTS


THE TRUST .............................................................       3
  Each of these sections discusses the following topics:
  Investment Goal, Principal Investment Strategies, Principal
  Investment Risks, Performance History, and Fees and Expenses
  Liberty Asset Allocation Fund, Variable Series ......................       4
  Stein Roe Growth Stock Fund, Variable Series ........................      10
  Liberty Federal Securities Fund, Variable Series ....................      14
  Liberty Money Market Fund, Variable Series ..........................      18

TRUST MANAGEMENT ORGANIZATIONS ........................................      22
  The Trustees ........................................................      22
  Investment Advisor ..................................................      22
  Portfolio Managers and Investment Sub-Advisor .......................      22
  Rule 12b-1 Plan .....................................................      25
  Mixed and Shared Funding ............................................      25

OTHER INVESTMENT STRATEGIES AND RISKS .................................      26

FINANCIAL HIGHLIGHTS ..................................................      29
  Liberty Asset Allocation Fund, Variable Series ......................      29
  Stein Roe Growth Stock Fund, Variable Series ........................      30
  Liberty Federal Securities Fund, Variable Series ....................      31
  Liberty Money Market Fund, Variable Series ..........................      32

SHAREHOLDER INFORMATION ...............................................      33
  Purchases and Redemptions ...........................................      33
  How the Funds Calculate Net Asset Value .............................      33
  Dividends and Distributions .........................................      33
  Tax Consequences ....................................................      34
  Other Class of Shares ...............................................      34

                                  THE TRUST


SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This Prospectus contains information about the following Funds:


o LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES (ASSET ALLOCATION FUND)

o STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES (GROWTH STOCK FUND)


o LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES (FEDERAL SECURITIES FUND)


o LIBERTY MONEY MARKET FUND, VARIABLE SERIES (MONEY MARKET FUND)


Other Funds may be added or deleted from time to time. Each Fund, except for the Money Market Fund, offers two classes of shares -- Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class B shares except with respect to the Money Market Fund.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly-owned subsidiary of Columbia Management Advisors, Inc., the Funds' investment advisor.


The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

The advisor allocates the Fund's assets among various classes of equity and debt securities, including: large cap growth stocks; large cap value stocks; mid-cap growth stocks; mid cap value stocks; small cap growth stocks; small cap value stocks; real estate investment trusts (REITs); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager allocates the Fund's assets among the various asset classes. The lead portfolio manager adjusts the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.


Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Because it may invest in REITs, the Fund is subject to certain risks. REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Foreign securities are subject to special risks. Foreign securities markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid (i.e., harder to sell at an acceptable price), especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.


Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters a security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.


Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. In 2003, the Fund began comparing itself to the Lehman Aggregate Bond Index, an unmanaged index of investment grade U.S. Treasury and agency securities corporate bonds and mortgage-backed bonds. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance. The Fund's returns are also compared to the Lehman Brothers Government/Credit Index (Lehman Brothers Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment-grade U.S. corporate bonds. The Fund's returns are also compared to the average return of the funds included in the Lipper Balanced VIT Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment goals similar to those of the Fund. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(1)


                1993                           9.29%
                1994                          -3.19%
                1995                          25.47%
                1996                          15.63%
                1997                          16.82%
                1998                          12.54%
                1999                          12.53%
                2000                          -1.15%
                2001                          -9.39%
                2002                         -11.94%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +12.39%
Worst quarter: 3rd quarter 2002, -10.77%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                                           1 YEAR       5 YEARS       10 YEARS

Class B (%)                                -11.94        -0.02(1)       6.00(1)
-------------------------------------------------------------------------------
S&P 500 Index (%)                          -22.09        -0.58          9.34
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index                 10.25         7.55          7.51
-------------------------------------------------------------------------------
Lehman Brothers Index (%)                   11.04         7.62          7.61
-------------------------------------------------------------------------------
Lipper Average (%)                         -10.35         1.20          5.55

------------
(1) Class B performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS B)

Management fee (%)(1)                                                   0.60
Distribution and service (12b-1) fees (%)(2)                            0.25
Other expenses (%)                                                      0.10
----------------------------------------------------------------------------
Total annual fund operating expenses (%)(2)                             0.95

----------
(1) The Fund pays a management fee of 0.45% and an administrative fee of 0.15%.

(2) The Fund's distributor has voluntarily agreed to reimburse the Fund for a portion of the Class B shares 12b-1 fee. As a result, the actual 12b-1 fee for Class B shares would be 0.20% and the total annual fund operating expenses for Class B shares would be 0.90%. This arrangement may be modified or terminated by the distributor at any time.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $97                  $303               $525              $1,166

                 STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large market capitalizations. Large-cap stocks are stocks of larger companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2002, that index included companies with capitalizations between approximately $193 million and $276 billion. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of the stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY
-------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(1)


                1993                           4.97%
                1994                          -6.35%
                1995                          37.73%
                1996                          21.28%
                1997                          32.28%
                1998                          27.91%
                1999                          36.94%
                2000                         -12.15%
                2001                         -24.80%
                2002                         -30.27%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +26.43%
Worst quarter: 3rd quarter 2001, -20.08%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002


                                       1 YEAR         5 YEARS         10 YEARS

Class B (%)                            -30.27          -4.20(1)         5.83(1)
-------------------------------------------------------------------------------
S&P 500 Index (%)                      -22.09          -0.58            9.34

----------
(1) Class B performance information shown includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.


FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS B)

      Management fee (%)(1)                                          0.65
      Distribution and service (12b-1) fees (%)(2)                   0.25
      Other expenses (%)                                             0.12
      -------------------------------------------------------------------
      Total annual fund operating expenses (%)                       1.02
      -------------------------------------------------------------------

----------
(1) The Fund pays a management fee of 0.50% and an administrative fee of 0.15%.
(2) The Fund's distributor has voluntarily agreed to reimburse the Fund for a portion of the Class B shares 12b-1 fee. As a result, the actual 12b-1 fee for Class B shares would be 0.18% and the total annual fund operating expenses for Class B shares would be 0.95%. This arrangement may be modified or terminated by the distributor at any time.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o  $10,000 initial investment
  o  5% total return for each year
  o  Fund operating expenses remain the same
  o  Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $104                 $325               $563              $1,248

               LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities.

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by S&P or Moody's. The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless othersise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Lehman Brothers Intermediate U.S. Government Bond Index (Lehman Government Index), an unmanaged index that tracks the performance of intermediate U.S. government bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS B)(1)


                1993                           6.26%
                1994                          -1.57%
                1995                          15.74%
                1996                           4.70%
                1997                           9.04%
                1998                           6.80%
                1999                           1.08%
                2000                          10.30%
                2001                           6.86%
                2002                           9.59%

For period shown in bar chart:
Best quarter: 3rd quarter 2002, +5.24%
Worst quarter: 1st quarter 1994, -1.77%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002


                                        1 YEAR         5 YEARS         10 YEARS

Class B (%)                              9.59            6.88(1)         6.78(1)
--------------------------------------------------------------------------------
Lehman Government Index (%)              9.64            7.44            6.91

----------
(1) Class B performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.


FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS B)

Management fees (%)(1)                                                  0.55
----------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)(2)                            0.25
----------------------------------------------------------------------------
Other expenses (%)                                                      0.11
----------------------------------------------------------------------------
Total annual fund operating expenses (%)(2)                             0.91
----------------------------------------------------------------------------

----------
(1) The Fund pays a management fee of 0.40% and an administrative fee of 0.15%.

(2) The Fund's distributor has voluntarily agreed to reimburse the Fund for a portion of the Class B shares 12b-1 fee. As a result, the actual 12b-1 fee for Class B shares would be 0.24% and the total annual fund operating expenses for Class B shares would be 0.90%. This arrangement may be modified or terminated by the distributor at any time.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $93                  $290               $504              $1,120

                  LIBERTY MONEY MARKET FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

o Securities issued or guaranteed by the U.S. government or by its agencies;

o Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

o Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;

o Commercial paper of domestic or foreign issuers, including variable-rate demand notes;

o Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

o Repurchase agreements; and

o Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in the portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of an issuer or its assets.

Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any change of reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect any insurance-related charges or expenses.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           2.71%
                1994                           3.79%
                1995                           5.62%
                1996                           5.01%
                1997                           5.15%
                1998                           5.12%
                1999                           4.80%
                2000                           6.05%
                2001                           3.64%
                2002                           1.23%

For period shown in bar chart:
Best quarter: 4th quarter 2000, +1.53%
Worst quarter: 4th quarter 2002, +0.23%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                            INCEPTION
                               DATE         1 YEAR       5 YEARS       10 YEARS

Class A (%)                   1/1/89         1.23          4.16          4.30

FEES AND EXPENSES
Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fees (%)(1)                                                     0.50
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                  0.00
-------------------------------------------------------------------------------
Other expenses (%)                                                         0.15
-------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                   0.65
-------------------------------------------------------------------------------

----------
(1) The Fund pays a management fee of 0.35% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $66                  $208               $362               $810

                        TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
-------------------------------------------------------------------------------

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: COLUMBIA MANAGEMENT ADVISORS, INC.
-------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC. (Columbia) located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. The advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc.
(CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of CMG, including Stein Roe & Farnham Incorporated (Stein Roe), merged into the advisor (which previously had been known as Columbia Management Company). Before April 1, 2003, Stein Roe was the investment advisor to the Funds. As of February 28, 2003, the advisor and its affiliates managed over $143 billion in assets.


The advisor manages the assets of the Funds under the supervision of the Trust's Board of Trustees. The advisor determines which securities and other instruments are purchased and sold for the Funds. The advisor may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the advisor or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. The advisor will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

For the 2002 fiscal year, the Funds paid Stein Roe aggregate fees at the following annual rates as a percentage of average daily net assets:


Liberty Asset Allocation Fund, Variable Series                        0.60%
Stein Roe Growth Stock Fund, Variable Series                          0.65%
Liberty Federal Securities Fund, Variable Series                      0.55%
Liberty Money Market Fund, Variable Series                            0.50%


PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
-------------------------------------------------------------------------------

LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES.
HARVEY HIRSCHHORN, an Executive Vice President of Columbia, is the lead portfolio manager of the Fund. He holds an A.B. degree from Rutgers University and an M.B.A. degree from the University of Chicago and is a chartered financial analyst. Mr. Hirschhorn is responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

Large cap growth stocks                 Alexander S. Macmillan
Large cap value stocks                  Scott Schermerhorn
Mid cap growth stocks                   Richard J. Johnson
Mid cap value stocks                    Daniel K. Cantor
Small cap growth stocks                 William M. Garrison
Small cap value stocks                  Stephen D. Barbaro
Real estate investment trusts           David W. Jellison
Foreign stocks                          NIMNAI (Sub-Advisor)
Investment grade bonds                  Michael T. Kennedy
Non-investment grade bonds              Jeffrey L. Rippey

ALEXANDER S. MACMILLAN, CFA, manages the portion of the Fund's assets allocated to the large cap growth stocks category. He is also a senior vice president of Columbia, which he joined in 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

SCOTT SCHERMERHORN, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the large cap value stocks category. He also has managed various other funds at Columbia since October, 1998. Prior thereto, he was head of the value team at Federated Investors from May 1996 to October 1998. Mr. Schermerhorn received an M.B.A. degree from Seton Hall University.

RICHARD J. JOHNSON, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap growth stocks category. He is also Head of Equities at Columbia. Mr. Johnson received an M.B.A. degree from the Anderson School of Management at UCLA.

DANIEL K. CANTOR, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap value stocks category. He joined Columbia in 1985. Mr. Cantor received an M.B.A. degree from The Wharton School of the University of Pennsylvania.

WILLIAM M. GARRISON, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap growth stocks category. He has been employed by Columbia since 1989 and has managed various investment portfolios since 1998. Mr. Garrison received an M.B.A. degree from the University of Chicago.

STEPHEN D. BARBARO, CFA, a vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap value stocks category. He has been employed by Columbia since 1976. Mr. Barbaro received an M.B.A. degree from Columbia University.

DAVID W. JELLISON, CFA, manages the portion of the Fund's assets allocated to the REITs category. He is also a vice president of Columbia, which he joined in 1992. Mr. Jellison received an M.M. degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

MICHAEL T. KENNEDY, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the investment grade bonds category. He has been employed by Columbia since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, he received an M.M. degree from Northwestern University.

JEFFREY L. RIPPEY, CFA, manages the portion of the Fund's assets allocated to the non-investment grade bonds category. He is also a senior vice president of Columbia, which he joined in 1981. Mr. Rippey received a B.A. degree from Pacific Lutheran University.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. (NIMNAI), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. The sub-advisory agreement with NIMNAI provides that Columbia shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Asset Allocation Fund's assets under management by NIMNAI.

NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. NIMNAI is an indirect wholly owned subsidiary of Nordea AB. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of Nordea Securities, Inc. In its duties as investment sub-advisor, NIMNAI manages a portion of the Asset Allocation Fund's foreign securities. NIMNAI has been an investment advisor since 1994. As of January 31, 2003, NIMNAI managed over $1 billion in assets.

NIMNAI investment decisions are made by a team. No single individual at NIMNAI is primarily responsible for making investment decisions with respect to the Asset Allocation Fund.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES.
ERIK P. GUSTAFSON, a senior vice president of Columbia, has co-managed the Growth Stock Fund since 1994. Mr. Gustafson joined Columbia in 1992 as a portfolio manager for privately managed accounts. Mr. Gustafson currently manages various other funds for Columbia and its affiliates. He holds a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.


LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES.
LESLIE W. FINNEMORE, a senior vice president of Columbia, has co-managed the Federal Securities Fund since June, 2000. Ms. Finnemore has served as manager or co-manager of various other taxable income funds for Columbia since 1987.


MICHAEL BISSONNETTE, a senior vice president of Columbia, has co-managed the Federal Securities Fund since June, 2000. Mr. Bissonnette has managed various other taxable income funds for Columbia, since June, 1999. Prior to joining Columbia, Mr. Bissonnette was a portfolio manager at APAM, Inc. from June, 1998 to June, 1999, and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998.

ANN T. PETERSON, a vice president of Columbia, has co-managed the Federal Securities Fund since June, 2000. Since 1993, she has served as a manager or co-manager of various other taxable income funds for Columbia.

LIBERTY MONEY MARKET FUND, VARIABLE SERIES.
KAREN ARNEIL, a senior vice president of Columbia, has managed the Money Market Fund since 2002. Ms. Arneil has managed other Columbia funds since 1990.

RULE 12B-1 PLAN
------------------------------------------------------------------------------

The Funds, other than the Money Market Fund, have adopted a plan under Rule 12b-1 that permits them to pay the Funds' distributor marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets of Class B shares. LFD has voluntarily agreed to reimburse the Asset Allocation Fund, Growth Stock Fund and Federal Securities Fund for the following portions of the Class B shares 12b-1 distribution fee expenses incurred by these Funds when the Class B share total expenses (including 12b-1 fee) is in excess of the following percentages of Class B's average daily net asset value per annum:

                                                        Reimburse
                                      Class B      distribution fee in
    Fund:                         expense limit:       excess of:
    Asset Allocation Fund              0.90%              0.15%
    Growth Stock Fund                  0.95%              0.15%
    Federal Securities Fund            0.90%              0.20%

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING
-------------------------------------------------------------------------------

As described above, the Funds serve as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                    OTHER INVESTMENT STRATEGIES AND RISKS

The Funds' principal investment strategies and risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goal, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goal. The Funds may not always achieve their investment goal. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goal, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

FUTURES AND OPTIONS (ASSET ALLOCATION FUND AND FEDERAL SECURITIES FUND)
The Funds may use futures to gain exposure to groups of stocks or individual issuers. A futures contract (or future) is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. The Funds may use futures to invest cash pending direct investments in stocks and to enhance their return. The Funds may also use futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Funds' fixed-income security holdings. An option is an agreement to buy or sell a financial instrument or commodity at a specific price within a specific period of time. The Funds may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. The Funds may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.


SHORT SALES (ASSET ALLOCATION FUND AND FEDERAL SECURITIES FUND)
The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.


TYPES OF MORTGAGE SECURITIES (FEDERAL SECURITIES FUND)
Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations (CMOs) are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable rate interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

PORTFOLIO TURNOVER (ASSET ALLOCATION FUND, GROWTH STOCK FUND AND FEDERAL SECURITIES FUND)
There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's total return.

TEMPORARY DEFENSIVE POSITIONS (ALL FUNDS, EXCEPT MONEY MARKET FUND)
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Funds may, but are not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                                                       FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned
(or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which, for the four years ended December 31, 2002, have been audited by
PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the
Funds' annual report. The financial highlights for the year ended December 31, 1998 has been audited by other independent accountants, whose report expressed an unqualified opinion thereon. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

---------------------------------------------------------------------------------------------------------------------------------
LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Year ended December 31,
                                                                                                     2002        2001      2000(A)
                                                                                                    Class B     Class B    Class B
Net asset value --
  Beginning of period ($)                                                                            13.81       16.33     16.18
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                                                            0.33        0.35(c)   0.25
  Net realized and unrealized loss on investments, foreign currency and futures contracts                             )
                                                                                                     (1.93)      (1.85(c)  (0.10)
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                                   (1.60)      (1.50)     0.15
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                                                         (0.39)      (0.45)       --
  From net realized gains                                                                               --       (0.57)       --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                                                       (0.39)      (1.02)       --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                                                  11.82       13.81     16.33
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(D)(E)(F)                                                                           (11.94)      (9.39)     0.93(G)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(h)                                                                                         0.90        0.90      0.90(i)
  Net investment income(h)                                                                            2.53        2.49(c)   2.57(i)
  Waiver/reimbursement                                                                                0.05        0.06      0.04(i)
  Portfolio turnover rate (%)                                                                          118          57        39

Net assets, end of period (000's) ($)                                                               51,540      47,754    14,985

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.54% to
    2.49%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Distributor not reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(i) Annualized.

---------------------------------------------------------------------------------------------------------------------------------
STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Period ended
                                                                                     Year ended December 31,           December 31,
                                                                                     2002               2001              2000(A)
                                                                                   Class B            Class B             Class B
Net asset value --
  Beginning of period ($)                                                           27.82              44.59               50.85
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(b)                                                    0.03              (0.02)              (0.12)
  Net realized and unrealized loss on investments                                   (8.45)            (10.27)              (6.14)
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                  (8.42)            (10.29)              (6.26)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                                           --                 --(c)               --
  From net realized gains                                                              --              (6.48)                 --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                                         --              (6.48)                 --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                                 19.40              27.82               44.59
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(D)(E)                                                             (30.27)(F)         (24.80)(F)          (12.31)(G)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(h)                                                                        0.95               0.95                0.95(i)
  Net investment income (loss)(h)                                                    0.14              (0.06)              (0.43)(i)
  Waiver/reimbursement                                                               0.07               0.06                  --
  Portfolio turnover rate (%)                                                          68                 57                  65

Net assets, end of period (000's) ($)                                              22,042             32,830              20,059

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Had the Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(i) Annualized.

---------------------------------------------------------------------------------------------------------------------------------
LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Period ended
                                                                                     Year ended December 31,           December 31,
                                                                                     2002               2001              2000(A)
                                                                                   Class B            Class B             Class B
Net asset value --
  Beginning of period ($)                                                           10.78              10.72                9.87
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                                           0.44               0.54(c)             0.38
  Net realized and unrealized gain on investments and futures contracts              0.55               0.17(c)             0.47
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                   0.99               0.71                0.85
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                                        (0.47)             (0.65)                 --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                                 11.30              10.78               10.72
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(D)(E)                                                               9.59(F)            6.86(F)             8.61(G)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(h)                                                                        0.90               0.91                0.87(i)
  Net investment income(h)                                                           4.03               5.02(c)             6.25(i)
  Waiver/reimbursement                                                               0.01               0.04                  --
  Portfolio turnover rate (%)                                                          69                 36                  43

Net assets, end of period (000's) ($)                                             102,671             49,987               7,663

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies
    and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.05% to 5.02%. The impact to net investment income and net realized and unrealized gain per share was less than 0.01%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Had the advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(i) Annualized.

---------------------------------------------------------------------------------------------------------------------------------
LIBERTY MONEY MARKET FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          1.000         1.000         1.000         1.000         1.000
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                         0.012         0.036         0.059         0.047         0.050
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                      (0.012)       (0.036)       (0.059)       (0.047)       (0.050)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                1.000         1.000         1.000         1.000         1.000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                              1.23          3.64          6.05          4.79          5.17
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(d)                                                       0.65          0.56          0.56          0.52(e)       0.62
  Net investment income(d)                                          1.25          3.45          5.90          4.75(e)       4.99

Net assets, end of period (000's) ($)                            258,903       266,985       212,317       170,539       101,340

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

                           SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price (or the closing price reported by the NASDAQ system, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than the Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES
The Funds, except the Money Market Fund, also offer an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

FOR MORE INFORMATION
-------------------------------------------------------------------------------

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number: 811-05199

o Liberty Asset Allocation Fund, Variable Series
  (formerly Stein Roe Balanced Fund, Variable Series)

o Stein Roe Growth Stock Fund, Variable Series


o Liberty Federal Securities Fund, Variable Series


o Liberty Money Market Fund, Variable Series
  (formerly Stein Roe Money Market Fund, Variable Series)

[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com

                      STEINROE VARIABLE INVESTMENT TRUST

                                  PROSPECTUS

                                 MAY 1, 2003

                                   * * * *

LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES


LIBERTY MONEY MARKET FUND, VARIABLE SERIES

CLASS A SHARES


Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                   * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                   * * * *

INVESTMENTS IN THE LIBERTY MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                   * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                      --------------------------------
                       NOT FDIC       MAY LOSE VALUE
                       INSURED      -----------------
                                    NO BANK GUARANTEE
                      --------------------------------

                              TABLE OF CONTENTS


THE TRUST .............................................................       3
  Each of these sections discusses the following topics:
  Investment Goal, Principal Investment Strategies, Principal
  Investment Risks, Performance History, and Fees and Expenses
  Liberty Asset Allocation Fund, Variable Series ......................       4
  Stein Roe Growth Stock Fund, Variable Series ........................      10
  Liberty Small Company Growth Fund, Variable Series ..................      14
  Liberty Money Market Fund, Variable Series ..........................      18

TRUST MANAGEMENT ORGANIZATIONS ........................................      22
  The Trustees ........................................................      22
  Investment Advisor ..................................................      22
  Portfolio Managers and Investment Sub-Advisor .......................      22
  Mixed and Shared Funding ............................................      24

OTHER INVESTMENT STRATEGIES AND RISKS .................................      25

FINANCIAL HIGHLIGHTS ..................................................      27
  Liberty Asset Allocation Fund, Variable Series ......................      27
  Stein Roe Growth Stock Fund, Variable Series ........................      28
  Liberty Small Company Growth Fund, Variable Series ..................      29
  Liberty Money Market Fund, Variable Series ..........................      30

SHAREHOLDER INFORMATION ...............................................      31
  Purchases and Redemptions ...........................................      31
  How the Funds Calculate Net Asset Value .............................      31
  Dividends and Distributions .........................................      31
  Tax Consequences ....................................................      32
  Other Class of Shares ...............................................      32

                                  THE TRUST


SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This Prospectus contains information about the following Funds in the Trust:


o LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES (ASSET ALLOCATION FUND)

o STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES (GROWTH STOCK FUND)

o LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES (SMALL COMPANY GROWTH FUND)


o LIBERTY MONEY MARKET FUND, VARIABLE SERIES (MONEY MARKET FUND)

Other Funds may be added or deleted from time to time. Each Fund, except for the Money Market Fund, offers two classes of shares -- Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly-owned subsidiary of Columbia Management Advisors, Inc., the Funds' investment advisor.


The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

The advisor allocates the Fund's assets among various classes of equity and debt securities, including: large cap growth stocks; large cap value stocks; mid-cap growth stocks; mid cap value stocks; small cap growth stocks; small cap value stocks; real estate investment trusts (REITs); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager allocates the Fund's assets among the various asset classes. The lead portfolio manager adjusts the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Because it may invest in REITs, the Fund is subject to certain risks. REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Foreign securities are subject to special risks. Foreign securities markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid (i.e., harder to sell at an acceptable price), especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters a security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. In 2003, the Fund began comparing itself to the Lehman Aggregate Bond Index, an unmanaged index of investment grade U.S. Treasury and agency securities corporate bonds and mortgage-backed bonds. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance. The Fund's returns are also compared to the Lehman Brothers Government/Credit Index (Lehman Brothers Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment-grade U.S. corporate bonds. The Fund's returns are also compared to the average return of the funds included in the Lipper Balanced VIT Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment goals similar to those of the Fund. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           9.29%
                1994                          -3.19%
                1995                          25.47%
                1996                          15.63%
                1997                          16.82%
                1998                          12.54%
                1999                          12.53%
                2000                          -1.02%
                2001                          -9.19%
                2002                         -11.73%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +12.39%
Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                               INCEPTION
                                 DATE        1 YEAR       5 YEARS     10 YEARS

Class A (%)                     1/1/89       -11.73         0.10        6.06
------------------------------------------------------------------------------
S&P 500 Index (%)                 N/A        -22.09        -0.58        9.34
------------------------------------------------------------------------------
Lehman Aggregate Bond Index       N/A         10.25         7.55        7.51
------------------------------------------------------------------------------
Lehman Brothers Index (%)         N/A         11.04         7.62        7.61
------------------------------------------------------------------------------
Lipper Average (%)                N/A        -10.35         1.20        5.55

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fees (%)(1)                                                    0.60
Distribution and service (12b-1) fees (%)                                 0.00
Other expenses (%)                                                        0.10
------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                  0.70

----------
(1) The Fund pays a management fee of 0.45% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $72                  $224               $390               $871

                 STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large market capitalizations. Large-cap stocks are stocks of larger companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2002, that index included companies with capitalizations between approximately $193 million and $276 billion. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of the stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           4.97%
                1994                          -6.35%
                1995                          37.73%
                1996                          21.28%
                1997                          32.28%
                1998                          27.91%
                1999                          36.94%
                2000                         -12.02%
                2001                         -24.64%
                2002                         -30.13%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +26.43%
Worst quarter: 3rd quarter 2001, -20.05%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                            INCEPTION
                               DATE         1 YEAR       5 YEARS       10 YEARS

Class A (%)                   1/1/89        -30.13        -4.09          5.83
-------------------------------------------------------------------------------
S&P 500 Index (%)              N/A          -22.09        -0.58          9.34

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

      Management fee (%)(1)                                      0.65
      Distribution and service (12b-1) fees (%)                  0.00
      Other expenses (%)                                         0.12
      ---------------------------------------------------------------
      Total annual fund operating expenses (%)                   0.77

----------
(1) The Fund pays a management fee of 0.50% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $79                  $246               $428               $954

              LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small-cap companies. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those of the companies in the Russell 2000 Growth Index. As of December 31, 2002, that index included companies with capitalizations between approximately $8 million and $2 billion. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, the Fund's investment advisor seeks out companies that have or, in the advisor's judgment, have the potential to have an above-average rate of growth in sales and earnings within their respective industry. The advisor also looks for companies with strong management teams that participate in the ownership of the companies. In addition, the Fund may invest in new issuers during periods when new issues are being brought to market.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

As part of its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

There are no limits on portfolio turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 200% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce the Fund's total return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Russell 2000 Growth Index (Russell 2000 Growth Index), an unmanaged index that tracks the performance of those Russell 2000 companies with a greater-than-average growth orientation. Companies in the Russell Index tend to exhibit higher price-to-book and price-to-earnings ratios. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                          35.68%
                1994                           1.19%
                1995                          11.75%
                1996                          26.94%
                1997                           7.81%
                1998                         -17.30%
                1999                          48.02%
                2000                          -5.36%
                2001                         -10.03%
                2002                         -24.40%

For period shown in bar chart:
Best quarter: 4th quarter 1999, +35.39%
Worst quarter: 3rd quarter 2001, -25.27%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                                  INCEPTION
                                     DATE       1 YEAR     5 YEARS     10 YEARS

Class A (%)                         1/1/89      -24.40      -4.65        5.16
-------------------------------------------------------------------------------
Russell 2000 Growth Index (%)        N/A        -30.26      -6.59        2.62

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fee (%)(1)                                                    0.65
Distribution and service (12b-1) fees (%)                                0.00
Other expenses (%)                                                       0.17
-----------------------------------------------------------------------------
Total annual fund operating expenses (%)                                 0.82


----------
(1) The Fund pays a management fee of 0.50% and an administrative fee of 0.15%.

(2) The Fund's advisor has agreed to waive 0.02% of the expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 0.15% and total annual fund operating expenses would be 0.80%. The advisor has also undertaken to further waive any other expenses attributable to the acquisition of the Galaxy VIP Small Company Growth Fund by the Fund. The advisor has undertaken to continue these waivers until April 14, 2004, after which these waivers may be modified or terminated at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table reflect net expenses (giving effect to the fee waiver described in footnote 2 to the Annual fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $82                  $260               $453              $1,012

                  LIBERTY MONEY MARKET FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

o Securities issued or guaranteed by the U.S. government or by its agencies;

o Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

o Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;

o Commercial paper of domestic or foreign issuers, including variable-rate demand notes;

o Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

o Repurchase agreements; and

o Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in the portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of an issuer or its assets.

Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any change of reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect any insurance-related charges or expenses.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           2.71%
                1994                           3.79%
                1995                           5.62%
                1996                           5.01%
                1997                           5.15%
                1998                           5.12%
                1999                           4.80%
                2000                           6.05%
                2001                           3.64%
                2002                           1.23%

For period shown in bar chart:
Best quarter: 4th quarter 2000, +1.53%
Worst quarter: 4th quarter 2002, +0.23%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                            INCEPTION
                               DATE         1 YEAR       5 YEARS       10 YEARS

Class A (%)                   1/1/89         1.23          4.16          4.30

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fees (%)(1)                                                     0.50
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                  0.00
-------------------------------------------------------------------------------
Other expenses (%)                                                         0.15
-------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                   0.65
-------------------------------------------------------------------------------

----------
(1) The Fund pays a management fee of 0.35% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $66                  $208               $362               $810

                        TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
-------------------------------------------------------------------------------

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: COLUMBIA MANAGEMENT ADVISORS, INC.
-------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC. (Columbia) located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. The advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc.
(CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of CMG, including Stein Roe & Farnham Incorporated (Stein Roe), merged into the advisor (which previously had been known as Columbia Management Company). Before April 1, 2003, Stein Roe was the investment advisor to the Funds. As of February 28, 2003, the advisor and its affiliates managed over $143 billion in assets.


The advisor manages the assets of the Funds under the supervision of the Trust's Board of Trustees. The advisor determines which securities and other instruments are purchased and sold for the Funds. The advisor may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the advisor or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. The advisor will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

For the 2002 fiscal year, the Funds paid Stein Roe aggregate fees at the following annual rates as a percentage of average daily net assets:


Liberty Asset Allocation Fund, Variable Series                     0.60%
Stein Roe Growth Stock Fund, Variable Series                       0.65%
Liberty Small Company Growth Fund, Variable Series                 0.65%
Liberty Money Market Fund, Variable Series                         0.50%


PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
-------------------------------------------------------------------------------

LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES.
HARVEY HIRSCHHORN, an Executive Vice President of Columbia, is the lead portfolio manager of the Fund. He holds an A.B. degree from Rutgers University and an M.B.A. degree from the University of Chicago and is a chartered financial analyst. Mr. Hirschhorn is responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

Large cap growth stocks                 Alexander S. Macmillan
Large cap value stocks                  Scott Schermerhorn
Mid cap growth stocks                   Richard J. Johnson
Mid cap value stocks                    Daniel K. Cantor
Small cap growth stocks                 William M. Garrison
Small cap value stocks                  Stephen D. Barbaro
Real estate investment trusts           David W. Jellison
Foreign stocks                          NIMNAI (Sub-Advisor)
Investment grade bonds                  Michael T. Kennedy
Non-investment grade bonds              Jeffrey L. Rippey

ALEXANDER S. MACMILLAN, CFA, manages the portion of the Fund's assets allocated to the large cap growth stocks category. He is also a senior vice president of Columbia, which he joined in 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

SCOTT SCHERMERHORN, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the large cap value stocks category. He also has managed various other funds at Columbia since October, 1998. Prior thereto, he was head of the value team at Federated Investors from May 1996 to October 1998. Mr. Schermerhorn received an M.B.A. degree from Seton Hall University.

RICHARD J. JOHNSON, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap growth stocks category. He is also Head of Equities at Columbia. Mr. Johnson received an M.B.A. degree from the Anderson School of Management at UCLA.

DANIEL K. CANTOR, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap value stocks category. He joined Columbia in 1985. Mr. Cantor received an M.B.A. degree from The Wharton School of the University of Pennsylvania.

WILLIAM M. GARRISON, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap growth stocks category. He has been employed by Columbia since 1989 and has managed various investment portfolios since 1998. Mr. Garrison received an M.B.A. degree from the University of Chicago.

STEPHEN D. BARBARO, CFA, a vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap value stocks category. He has been employed by Columbia since 1976. Mr. Barbaro received an M.B.A. degree from Columbia University.

DAVID W. JELLISON, CFA, manages the portion of the Fund's assets allocated to the REITs category. He is also a vice president of Columbia, which he joined in 1992. Mr. Jellison received an M.M. degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

MICHAEL T. KENNEDY, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the investment grade bonds category. He has been employed by Columbia since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, he received an M.M. degree from Northwestern University.

JEFFREY L. RIPPEY, CFA, manages the portion of the Fund's assets allocated to the non-investment grade bonds category. He is also a senior vice president of Columbia, which he joined in 1981. Mr. Rippey received a B.A. degree from Pacific Lutheran University.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. (NIMNAI), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. The sub-advisory agreement with NIMNAI provides that Columbia shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Asset Allocation Fund's assets under management by NIMNAI.

NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. NIMNAI is an indirect wholly owned subsidiary of Nordea AB. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of Nordea Securities, Inc. In its duties as investment sub-advisor, NIMNAI manages a portion of the Asset Allocation Fund's foreign securities. NIMNAI has been an investment advisor since 1994. As of January 31, 2003, NIMNAI managed over $1 billion in assets.

NIMNAI investment decisions are made by a team. No single individual at NIMNAI is primarily responsible for making investment decisions with respect to the Asset Allocation Fund.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES.
ERIK P. GUSTAFSON, a senior vice president of Columbia, has co-managed the Growth Stock Fund since 1994. Mr. Gustafson joined Columbia in 1992 as a portfolio manager for privately managed accounts. Mr. Gustafson currently manages various other funds for Columbia and its affiliates. He holds a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.

LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES.
WILLIAM M. GARRISON, a senior vice president of Columbia, has managed the Small Company Growth Fund since October, 1998. Mr. Garrison joined Columbia in 1989 as a research associate and has managed various funds for Columbia since September, 1998. He earned an A.B. degree from Princeton University and a M.B.A. degree from the University of Chicago.


LIBERTY MONEY MARKET FUND, VARIABLE SERIES.
KAREN ARNEIL, a senior vice president of Columbia, has managed the Money Market Fund since 2002. Ms. Arneil has managed other Columbia funds since 1990.

MIXED AND SHARED FUNDING
-----------------------------------------------------------------------------


As described above, the Funds serve as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                    OTHER INVESTMENT STRATEGIES AND RISKS

The Funds' principal investment strategies and risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goal, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goal. The Funds may not always achieve their investment goal. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goal, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.


FUTURES AND OPTIONS (ASSET ALLOCATION FUND)
The Fund may use futures to gain exposure to groups of stocks or individual issuers. A futures contract (or future) is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. The Fund may use futures to invest cash pending direct investments in stocks and to enhance their return. The Fund may also use futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Fund's fixed-income security holdings. An option is an agreement to buy or sell a financial instrument or commodity at a specific price within a specific period of time. The Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. The Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

SHORT SALES (ASSET ALLOCATION FUND AND SMALL COMPANY GROWTH FUND)
The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

PORTFOLIO TURNOVER (ASSET ALLOCATION FUND AND GROWTH STOCK FUND)
There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's total return.


TEMPORARY DEFENSIVE POSITIONS (ALL FUNDS, EXCEPT MONEY MARKET FUND)
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Funds may, but are not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                                                       FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned
(or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which, for the four years ended December 31, 2002, have been audited by
PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the
Funds' annual report. The financial highlights for the year ended December 31, 1998 has been audited by other independent accountants, whose report expressed an unqualified opinion thereon. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

---------------------------------------------------------------------------------------------------------------------------------
LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          13.86         16.35         17.80         17.14         16.81
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                          0.36          0.39(b)       0.45          0.28          0.48
  Net realized and unrealized gain (loss) on investments,
    foreign currency and futures contracts                         (1.94)        (1.86)(b)     (0.63)         1.74          1.48
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (1.58)        (1.47)        (0.18)         2.02          1.96
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.41)        (0.45)        (0.47)        (0.47)        (0.51)
  From net realized gains                                             --         (0.57)        (0.80)        (0.89)        (1.12)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                     (0.41)        (1.02)        (1.27)        (1.36)        (1.63)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                               $11.87         13.86         16.35         17.80         17.14
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                            (11.73)        (9.19)        (1.02)        12.53         12.54
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.70          0.71          0.64          0.63(f)       0.65
  Net investment income(e)                                          2.73          2.68(b)       2.66          2.60(f)       3.00
  Portfolio turnover rate (%)                                        118            57            39            43            61

Net assets, end of period (000's) ($)                            194,327       279,493       376,183       425,005       361,823

(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to
    2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.


---------------------------------------------------------------------------------------------------------------------------------
STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          27.93         44.65         57.93         43.53         36.13
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                                   0.07          0.04         (0.11)        (0.03)         0.08
  Net realized and unrealized gain (loss) on investments           (8.47)       (10.28)        (5.13)        15.79          9.54
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (8.40)       (10.24)        (5.24)        15.76          9.62
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.05)           --(b)         --         (0.08)        (0.10)
  From net realized gains                                             --         (6.48)        (8.04)        (1.28)        (2.12)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                     (0.05)        (6.48)        (8.04)        (1.36)        (2.22)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                19.48         27.93         44.65         57.93         43.53
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                            (30.13)       (24.64)       (12.02)        36.94         27.91
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.77          0.76          0.68          0.67          0.70
  Net investment income (loss)(e)                                   0.32          0.13         (0.20)        (0.05)         0.21
  Portfolio turnover rate (%)                                         68            57            65            70            40

Net assets, end of period (000's) ($)                            123,015       224,928       376,243       403,836       271,584

(a)    Per share data was calculated using average shares outstanding during the period.
(b)    Rounds to less than $0.01 per share.
(c)    Total return at net asset value assuming all distributions reinvested.
(d)    Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e)    The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
       0.01%.


---------------------------------------------------------------------------------------------------------------------------------
LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------


                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                           9.10         19.08         20.16         13.62         18.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                                           (0.04)        (0.03)        (0.05)        (0.03)        (0.04)
  Net realized and unrealized gain (loss) on investments           (2.18)        (2.31)        (1.03)         6.57         (2.77)
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (2.22)        (2.34)        (1.08)         6.54         (2.81)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net realized gains                                             --         (7.64)           --            --         (1.57)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                 6.88          9.10         19.08         20.16         13.62
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                            (24.40)(D)    (10.03)(D)     (5.36)        48.02        (17.30)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.80          0.82          0.73          0.72(f)       0.75
  Net investment loss(e)                                           (0.57)        (0.32)        (0.24)        (0.27)(f)     (0.22)
  Waiver/reimbursement                                              0.02          0.04            --            --            --
  Portfolio turnover rate (%)                                        117           146           155           110           103

Net assets, end of period (000's) ($)                             48,932        79,295       109,856       139,849       131,929

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of five basis points as result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.


---------------------------------------------------------------------------------------------------------------------------------
LIBERTY MONEY MARKET FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          1.000         1.000         1.000         1.000         1.000
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                         0.012         0.036         0.059         0.047         0.050
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                      (0.012)       (0.036)       (0.059)       (0.047)       (0.050)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                1.000         1.000         1.000         1.000         1.000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                              1.23          3.64          6.05          4.79          5.17
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(d)                                                       0.65          0.56          0.56          0.52(e)       0.62
  Net investment income(d)                                          1.25          3.45          5.90          4.75(e)       4.99

Net assets, end of period (000's) ($)                            258,903       266,985       212,317       170,539       101,340

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

                           SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price (or the closing price reported by the NASDAQ system, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than the Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES
The Funds, except the Money Market Fund, also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

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





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





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

FOR MORE INFORMATION
-------------------------------------------------------------------------------

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number: 811-05199

o Liberty Asset Allocation Fund, Variable Series
  (formerly Stein Roe Balanced Fund, Variable Series)

o Stein Roe Growth Stock Fund, Variable Series

o Liberty Small Company Growth Fund, Variable Series
  (formerly Stein Roe Small Company Growth Fund, Variable Series)


o Liberty Money Market Fund, Variable Series
  (formerly Stein Roe Money Market Fund, Variable Series)


[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com

                      STEINROE VARIABLE INVESTMENT TRUST

                                  PROSPECTUS

                                 MAY 1, 2003

                                   * * * *

LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES


LIBERTY MONEY MARKET FUND, VARIABLE SERIES


CLASS A SHARES


Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                   * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                   * * * *

INVESTMENTS IN THE LIBERTY MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                   * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                      --------------------------------
                       NOT FDIC       MAY LOSE VALUE
                       INSURED      -----------------
                                    NO BANK GUARANTEE
                      --------------------------------

                              TABLE OF CONTENTS


THE TRUST .............................................................       3
  Each of these sections discusses the following topics:
  Investment Goal, Principal Investment Strategies, Principal
  Investment Risks, Performance History, and Fees and Expenses
  Liberty Asset Allocation Fund, Variable Series ......................       4
  Stein Roe Growth Stock Fund, Variable Series ........................      10
  Liberty Federal Securities Fund, Variable Series ....................      14
  Liberty Money Market Fund, Variable Series ..........................      18

TRUST MANAGEMENT ORGANIZATIONS ........................................      22
  The Trustees ........................................................      22
  Investment Advisor ..................................................      22
  Portfolio Managers and Investment Sub-Advisor .......................      22
  Mixed and Shared Funding ............................................      25

OTHER INVESTMENT STRATEGIES AND RISKS .................................      26

FINANCIAL HIGHLIGHTS ..................................................      29
  Liberty Asset Allocation Fund, Variable Series ......................      29
  Stein Roe Growth Stock Fund, Variable Series ........................      30
  Liberty Federal Securities Fund, Variable Series ....................      31
  Liberty Money Market Fund, Variable Series ..........................      32

SHAREHOLDER INFORMATION ...............................................      33
  Purchases and Redemptions ...........................................      33
  How the Funds Calculate Net Asset Value .............................      33
  Dividends and Distributions .........................................      33
  Tax Consequences ....................................................      34
  Other Class of Shares ...............................................      34

                                  THE TRUST


SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This Prospectus contains information about the following Funds in the Trust:


o LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES (ASSET ALLOCATION FUND)

o STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES (GROWTH STOCK FUND)


o LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES (FEDERAL SECURITIES FUND)


o LIBERTY MONEY MARKET FUND, VARIABLE SERIES (MONEY MARKET FUND)


Other Funds may be added or deleted from time to time. Each Fund, except for the Money Market Fund, offers two classes of shares -- Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly-owned subsidiary of Columbia Management Advisors, Inc., the Funds' investment advisor.


The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

The advisor allocates the Fund's assets among various classes of equity and debt securities, including: large cap growth stocks; large cap value stocks; mid-cap growth stocks; mid cap value stocks; small cap growth stocks; small cap value stocks; real estate investment trusts (REITs); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager allocates the Fund's assets among the various asset classes. The lead portfolio manager adjusts the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Because it may invest in REITs, the Fund is subject to certain risks. REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Foreign securities are subject to special risks. Foreign securities markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid (i.e., harder to sell at an acceptable price), especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters a security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. In 2003, the Fund began comparing itself to the Lehman Aggregate Bond Index, an unmanaged index of investment grade U.S. Treasury and agency securities corporate bonds and mortgage-backed bonds. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance. The Fund's returns are also compared to the Lehman Brothers Government/Credit Index (Lehman Brothers Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment-grade U.S. corporate bonds. The Fund's returns are also compared to the average return of the funds included in the Lipper Balanced VIT Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment goals similar to those of the Fund. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           9.29%
                1994                          -3.19%
                1995                          25.47%
                1996                          15.63%
                1997                          16.82%
                1998                          12.54%
                1999                          12.53%
                2000                          -1.02%
                2001                          -9.19%
                2002                         -11.73%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +12.39%
Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                                  INCEPTION
                                    DATE       1 YEAR      5 YEARS     10 YEARS

Class A (%)                        1/1/89      -11.73        0.10        6.06
-------------------------------------------------------------------------------
S&P 500 Index (%)                    N/A       -22.09       -0.58        9.34
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index          N/A        10.25        7.55        7.51
-------------------------------------------------------------------------------
Lehman Brothers Index (%)            N/A        11.04        7.62        7.61
-------------------------------------------------------------------------------
Lipper Average (%)                   N/A       -10.35        1.20        5.55

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fees (%)(1)                                                    0.60
Distribution and service (12b-1) fees (%)                                 0.00
Other expenses (%)                                                        0.10
------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                  0.70

----------
(1) The Fund pays a management fee of 0.45% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $72                  $224               $390               $871

                 STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large market capitalizations. Large-cap stocks are stocks of larger companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2002, that index included companies with capitalizations between approximately $193 million and $276 billion. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of the stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           4.97%
                1994                          -6.35%
                1995                          37.73%
                1996                          21.28%
                1997                          32.28%
                1998                          27.91%
                1999                          36.94%
                2000                         -12.02%
                2001                         -24.64%
                2002                         -30.13%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +26.43%
Worst quarter: 3rd quarter 2001, -20.05%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                            INCEPTION
                               DATE         1 YEAR       5 YEARS       10 YEARS

Class A (%)                   1/1/89        -30.13        -4.09          5.83
-------------------------------------------------------------------------------
S&P 500 Index (%)              N/A          -22.09        -0.58          9.34

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)


Management fee (%)(1)                                                     0.65
Distribution and service (12b-1) fees (%)                                 0.00
Other expenses (%)                                                        0.12
------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                  0.77

----------
(1) The Fund pays a management fee of 0.50% and an administrative fee of 0.15%.


EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $79                  $246               $428               $954

               LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities.

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by S&P or Moody's. The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.

The Fund normally maintains a duration of greater than three years and less than 10 years. As a result, the Fund's portfolio has market risks and an expected average life comparable to intermediate- to long-term bonds. The advisor may vary the Fund's duration depending on its forecast of interest rates and market conditions (for example, when interest rates are expected to increase, the advisor may shorten the duration, and vice versa).

Understanding duration. Duration is the most common measure of the interest rate risk of a bond. It measures the sensitivity of the bond's price to changes in interest rates. A fund's duration is the market value weighted average of the durations of the securities in which the fund invests. Generally, the shorter a fund's duration, the less its share price will change when there is a change in interest rates. The advisor uses duration management to control some of the potential risk of investing in the Fund.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on the advisor's judgment of which types of securities will outperform the others. In selecting investments for the Fund, the advisor considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless othersise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Lehman Brothers Intermediate U.S. Government Bond Index (Lehman Government Index), an unmanaged index that tracks the performance of intermediate U.S. government bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           6.26%
                1994                          -1.57%
                1995                          15.74%
                1996                           4.70%
                1997                           9.04%
                1998                           6.80%
                1999                           1.08%
                2000                          10.83%
                2001                           7.03%
                2002                           9.85%

For period shown in bar chart:
Best quarter: 3rd quarter 2002, +5.21%
Worst quarter: 1st quarter 1994, -1.77%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                              INCEPTION
                                 DATE        1 YEAR      5 YEARS      10 YEARS

Class A (%)                     1/1/89        9.85         7.06         6.87
------------------------------------------------------------------------------
Lehman Government Index (%)      N/A          9.64         7.44         6.91

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)


Management fees (%)(1)                                                     0.55
Distribution and service (12b-1) fees (%)                                  0.00
Other expenses (%)                                                         0.11
-------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                   0.66


----------
(1) The Fund pays a management fee of 0.40% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $67                  $211               $368               $822

                  LIBERTY MONEY MARKET FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

o Securities issued or guaranteed by the U.S. government or by its agencies;

o Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

o Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;

o Commercial paper of domestic or foreign issuers, including variable-rate demand notes;

o Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

o Repurchase agreements; and

o Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in the portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of an issuer or its assets.

Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any change of reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect any insurance-related charges or expenses.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           2.71%
                1994                           3.79%
                1995                           5.62%
                1996                           5.01%
                1997                           5.15%
                1998                           5.12%
                1999                           4.80%
                2000                           6.05%
                2001                           3.64%
                2002                           1.23%

For period shown in bar chart:
Best quarter: 4th quarter 2000, +1.53%
Worst quarter: 4th quarter 2002, +0.23%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                            INCEPTION
                               DATE         1 YEAR       5 YEARS       10 YEARS

Class A (%)                   1/1/89         1.23          4.16          4.30

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)


Management fees (%)(1)                                                    0.50
Distribution and service (12b-1) fees (%)                                 0.00
Other expenses (%)                                                        0.15
------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                  0.65

----------
(1) The Fund pays a management fee of 0.35% and an administrative fee of 0.15%.


EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $66                  $208               $362               $810

                        TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
-------------------------------------------------------------------------------

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: COLUMBIA MANAGEMENT ADVISORS, INC.
-------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC. (Columbia) located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. The advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc.
(CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of CMG, including Stein Roe & Farnham Incorporated (Stein Roe), merged into the advisor (which previously had been known as Columbia Management Company). Before April 1, 2003, Stein Roe was the investment advisor to the Funds. As of February 28, 2003, the advisor and its affiliates managed over $143 billion in assets.


The advisor manages the assets of the Funds under the supervision of the Trust's Board of Trustees. The advisor determines which securities and other instruments are purchased and sold for the Funds. The advisor may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the advisor or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. The advisor will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

For the 2002 fiscal year, the Funds paid Stein Roe aggregate fees at the following annual rates as a percentage of average daily net assets:


Liberty Asset Allocation Fund, Variable Series                      0.60%
Stein Roe Growth Stock Fund, Variable Series                        0.65%
Liberty Federal Securities Fund, Variable Series                    0.55%
Liberty Money Market Fund, Variable Series                          0.50%


PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
-------------------------------------------------------------------------------

LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES.
HARVEY HIRSCHHORN, an Executive Vice President of Columbia, is the lead portfolio manager of the Fund. He holds an A.B. degree from Rutgers University and an M.B.A. degree from the University of Chicago and is a chartered financial analyst. Mr. Hirschhorn is responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

Large cap growth stocks                 Alexander S. Macmillan
Large cap value stocks                  Scott Schermerhorn
Mid cap growth stocks                   Richard J. Johnson
Mid cap value stocks                    Daniel K. Cantor
Small cap growth stocks                 William M. Garrison
Small cap value stocks                  Stephen D. Barbaro
Real estate investment trusts           David W. Jellison
Foreign stocks                          NIMNAI (Sub-Advisor)
Investment grade bonds                  Michael T. Kennedy
Non-investment grade bonds              Jeffrey L. Rippey

ALEXANDER S. MACMILLAN, CFA, manages the portion of the Fund's assets allocated to the large cap growth stocks category. He is also a senior vice president of Columbia, which he joined in 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

SCOTT SCHERMERHORN, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the large cap value stocks category. He also has managed various other funds at Columbia since October, 1998. Prior thereto, he was head of the value team at Federated Investors from May 1996 to October 1998. Mr. Schermerhorn received an M.B.A. degree from Seton Hall University.

RICHARD J. JOHNSON, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap growth stocks category. He is also Head of Equities at Columbia. Mr. Johnson received an M.B.A. degree from the Anderson School of Management at UCLA.

DANIEL K. CANTOR, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap value stocks category. He joined Columbia in 1985. Mr. Cantor received an M.B.A. degree from The Wharton School of the University of Pennsylvania.

WILLIAM M. GARRISON, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap growth stocks category. He has been employed by Columbia since 1989 and has managed various investment portfolios since 1998. Mr. Garrison received an M.B.A. degree from the University of Chicago.

STEPHEN D. BARBARO, CFA, a vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap value stocks category. He has been employed by Columbia since 1976. Mr. Barbaro received an M.B.A. degree from Columbia University.

DAVID W. JELLISON, CFA, manages the portion of the Fund's assets allocated to the REITs category. He is also a vice president of Columbia, which he joined in 1992. Mr. Jellison received an M.M. degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

MICHAEL T. KENNEDY, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the investment grade bonds category. He has been employed by Columbia since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, he received an M.M. degree from Northwestern University.

JEFFREY L. RIPPEY, CFA, manages the portion of the Fund's assets allocated to the non-investment grade bonds category. He is also a senior vice president of Columbia, which he joined in 1981. Mr. Rippey received a B.A. degree from Pacific Lutheran University.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. (NIMNAI), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. The sub-advisory agreement with NIMNAI provides that Columbia shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Asset Allocation Fund's assets under management by NIMNAI.

NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. NIMNAI is an indirect wholly owned subsidiary of Nordea AB. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of Nordea Securities, Inc. In its duties as investment sub-advisor, NIMNAI manages a portion of the Asset Allocation Fund's foreign securities. NIMNAI has been an investment advisor since 1994. As of January 31, 2003, NIMNAI managed over $1 billion in assets.

NIMNAI investment decisions are made by a team. No single individual at NIMNAI is primarily responsible for making investment decisions with respect to the Asset Allocation Fund.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES.
ERIK P. GUSTAFSON, a senior vice president of Columbia, has co-managed the Growth Stock Fund since 1994. Mr. Gustafson joined Columbia in 1992 as a portfolio manager for privately managed accounts. Mr. Gustafson currently manages various other funds for Columbia and its affiliates. He holds a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.


LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES.

LESLIE W. FINNEMORE, a senior vice president of Columbia, has co-managed the Federal Securities Fund since June, 2000. Ms. Finnemore has served as manager or co-manager of various other taxable income funds for Columbia since 1987.

MICHAEL BISSONNETTE, a senior vice president of Columbia, has co-managed the Federal Securities Fund since June, 2000. Mr. Bissonnette has managed various other taxable income funds for Columbia, since June, 1999. Prior to joining Columbia, Mr. Bissonnette was a portfolio manager at APAM, Inc. from June, 1998 to June, 1999, and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998.

ANN T. PETERSON, a vice president of Columbia, has co-managed the Federal Securities Fund since June, 2000. Since 1993, she has served as a manager or co-manager of various other taxable income funds for Columbia.

LIBERTY MONEY MARKET FUND, VARIABLE SERIES.
KAREN ARNEIL, a senior vice president of Columbia, has managed the Money Market Fund since 2002. Ms. Arneil has managed other Columbia funds since 1990.


MIXED AND SHARED FUNDING
------------------------------------------------------------------------------


As described above, the Funds serve as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                    OTHER INVESTMENT STRATEGIES AND RISKS

The Funds' principal investment strategies and risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goal, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goal. The Funds may not always achieve their investment goal. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goal, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.

FUTURES AND OPTIONS (ASSET ALLOCATION FUND AND FEDERAL SECURITIES FUND)
The Funds may use futures to gain exposure to groups of stocks or individual issuers. A futures contract (or future) is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. The Funds may use futures to invest cash pending direct investments in stocks and to enhance their return. The Funds may also use futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Funds' fixed-income security holdings. An option is an agreement to buy or sell a financial instrument or commodity at a specific price within a specific period of time. The Funds may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. The Funds may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.


SHORT SALES (ASSET ALLOCATION FUND AND FEDERAL SECURITIES FUND)

The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

TYPES OF MORTGAGE SECURITIES (FEDERAL SECURITIES FUND)
Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Collateralized mortgage obligations (CMOs) are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable rate interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

PORTFOLIO TURNOVER (ASSET ALLOCATION FUND, GROWTH STOCK FUND AND FEDERAL SECURITIES FUND)
There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's total return.

TEMPORARY DEFENSIVE POSITIONS (ALL FUNDS, EXCEPT MONEY MARKET FUND)
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Funds may, but are not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                                                       FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned
(or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which, for the four years ended December 31, 2002, have been audited by
PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the
Funds' annual report. The financial highlights for the year ended December 31, 1998 has been audited by other independent accountants, whose report expressed an unqualified opinion thereon. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

---------------------------------------------------------------------------------------------------------------------------------
LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          13.86         16.35         17.80         17.14         16.81
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                          0.36          0.39(b)       0.45          0.28          0.48
  Net realized and unrealized gain (loss) on investments,
    foreign currency and futures contracts                         (1.94)        (1.86)(b)     (0.63)         1.74          1.48
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (1.58)        (1.47)        (0.18)         2.02          1.96
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.41)        (0.45)        (0.47)        (0.47)        (0.51)
  From net realized gains                                             --         (0.57)        (0.80)        (0.89)        (1.12)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                     (0.41)        (1.02)        (1.27)        (1.36)        (1.63)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                               $11.87         13.86         16.35         17.80         17.14
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                            (11.73)        (9.19)        (1.02)        12.53         12.54
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.70          0.71          0.64          0.63(f)       0.65
  Net investment income(e)                                          2.73          2.68(b)       2.66          2.60(f)       3.00
  Portfolio turnover rate (%)                                        118            57            39            43            61

Net assets, end of period (000's) ($)                            194,327       279,493       376,183       425,005       361,823

(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to
    2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.


---------------------------------------------------------------------------------------------------------------------------------
STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          27.93         44.65         57.93         43.53         36.13
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                                   0.07          0.04         (0.11)        (0.03)         0.08
  Net realized and unrealized gain (loss) on investments           (8.47)       (10.28)        (5.13)        15.79          9.54
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (8.40)       (10.24)        (5.24)        15.76          9.62
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.05)           --(b)         --         (0.08)        (0.10)
  From net realized gains                                             --         (6.48)        (8.04)        (1.28)        (2.12)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                     (0.05)        (6.48)        (8.04)        (1.36)        (2.22)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                19.48         27.93         44.65         57.93         43.53
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                            (30.13)       (24.64)       (12.02)        36.94         27.91
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.77          0.76          0.68          0.67          0.70
  Net investment income (loss)(e)                                   0.32          0.13         (0.20)        (0.05)         0.21
  Portfolio turnover rate (%)                                         68            57            65            70            40


Net assets, end of period (000's) ($)                            123,015       224,928       376,243       403,836       271,584

(a) Per share data was calculated using average shares outstanding during the period.
(b) Rounds to less than $0.01 per share.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.


---------------------------------------------------------------------------------------------------------------------------------
LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          10.84         10.76         10.35         10.79         10.73
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                          0.47          0.56(b)       0.66          0.66          0.55
  Net realized and unrealized gain (loss) on investments and
    futures contracts                                               0.55          0.17(b)       0.40         (0.55)         0.14
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  1.02          0.73          1.06          0.11          0.69
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.49)        (0.65)        (0.65)        (0.55)        (0.63)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                11.37         10.84         10.76         10.35         10.79
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                              9.85          7.03         10.83          1.08          6.80
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.66          0.70          0.63          0.64(f)       0.70
  Net investment income(e)                                          4.27          5.23(b)       6.52          6.29(f)       5.91
  Portfolio turnover rate (%)                                         69            36            43            28(g)          8(g)


Net assets, end of period (000's) ($)                            125,946       109,724       105,064       105,898        96,693

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies
    and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.
(g) Portfolio turnover includes dollar roll transactions.


---------------------------------------------------------------------------------------------------------------------------------
LIBERTY MONEY MARKET FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------


                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          1.000         1.000         1.000         1.000         1.000
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                         0.012         0.036         0.059         0.047         0.050
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                      (0.012)       (0.036)       (0.059)       (0.047)       (0.050)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                1.000         1.000         1.000         1.000         1.000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                              1.23          3.64          6.05          4.79          5.17
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(d)                                                       0.65          0.56          0.56          0.52(e)       0.62
  Net investment income(d)                                          1.25          3.45          5.90          4.75(e)       4.99

Net assets, end of period (000's) ($)                            258,903       266,985       212,317       170,539       101,340

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

                           SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price (or the closing price reported by the NASDAQ system, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than the Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES
The Funds, except the Money Market Fund, also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

FOR MORE INFORMATION
-------------------------------------------------------------------------------

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling
1-202-942-8090.

Investment Company Act file number: 811-05199

o Liberty Asset Allocation Fund, Variable Series
  (formerly Stein Roe Balanced Fund, Variable Series)

o Stein Roe Growth Stock Fund, Variable Series


o Liberty Federal Securities Fund, Variable Series


o Liberty Money Market Fund, Variable Series
  (formerly Stein Roe Money Market Fund, Variable Series)

[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com

                      STEINROE VARIABLE INVESTMENT TRUST

                                  PROSPECTUS

                                 MAY 1, 2003

                                   * * * *

LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


LIBERTY MONEY MARKET FUND, VARIABLE SERIES

CLASS A SHARES


Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                   * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                   * * * *

INVESTMENTS IN THE LIBERTY MONEY MARKET FUND, VARIABLE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND'S $1.00 NET ASSET VALUE PER SHARE WILL BE MAINTAINED.

                                   * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                      --------------------------------
                       NOT FDIC       MAY LOSE VALUE
                       INSURED      -----------------
                                    NO BANK GUARANTEE
                      --------------------------------

                              TABLE OF CONTENTS


THE TRUST .............................................................       3
  Each of these sections discusses the following topics:
  Investment Goal, Principal Investment Strategies, Principal
  Investment Risks, Performance History, and Fees and Expenses
  Liberty Asset Allocation Fund, Variable Series ......................       4
  Stein Roe Growth Stock Fund, Variable Series ........................      10
  Liberty Money Market Fund, Variable Series ..........................      14

TRUST MANAGEMENT ORGANIZATIONS ........................................      18
  The Trustees ........................................................      18
  Investment Advisor ..................................................      18
  Portfolio Managers and Investment Sub-Advisor .......................      18
  Mixed and Shared Funding ............................................      20

OTHER INVESTMENT STRATEGIES AND RISKS .................................      21

FINANCIAL HIGHLIGHTS ..................................................      23
  Liberty Asset Allocation Fund, Variable Series ......................      23
  Stein Roe Growth Stock Fund, Variable Series ........................      24
  Liberty Money Market Fund, Variable Series ..........................      25

SHAREHOLDER INFORMATION ...............................................      26
  Purchases and Redemptions ...........................................      26
  How the Funds Calculate Net Asset Value .............................      26
  Dividends and Distributions .........................................      26
  Tax Consequences ....................................................      27
  Other Class of Shares ...............................................      27

                                  THE TRUST

SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This Prospectus contains information about three of the Funds in the Trust:

o LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES (ASSET ALLOCATION FUND)

o STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES (GROWTH STOCK FUND)


o LIBERTY MONEY MARKET FUND, VARIABLE SERIES (MONEY MARKET FUND)

Other Funds may be added or deleted from time to time. Each Fund, except for the Money Market Fund, offers two classes of shares -- Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly-owned subsidiary of Columbia Management Advisors, Inc., the Funds' investment advisor.


The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

The advisor allocates the Fund's assets among various classes of equity and debt securities, including: large cap growth stocks; large cap value stocks; mid-cap growth stocks; mid cap value stocks; small cap growth stocks; small cap value stocks; real estate investment trusts (REITs); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager allocates the Fund's assets among the various asset classes. The lead portfolio manager adjusts the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Because it may invest in REITs, the Fund is subject to certain risks. REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Foreign securities are subject to special risks. Foreign securities markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid (i.e., harder to sell at an acceptable price), especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters a security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. In 2003, the Fund began comparing itself to the Lehman Aggregate Bond Index, an unmanaged index of investment grade U.S. Treasury and agency securities corporate bonds and mortgage-backed bonds. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance. The Fund's returns are also compared to the Lehman Brothers Government/Credit Index (Lehman Brothers Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment-grade U.S. corporate bonds. The Fund's returns are also compared to the average return of the funds included in the Lipper Balanced VIT Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment goals similar to those of the Fund. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           9.29%
                1994                          -3.19%
                1995                          25.47%
                1996                          15.63%
                1997                          16.82%
                1998                          12.54%
                1999                          12.53%
                2000                          -1.02%
                2001                          -9.19%
                2002                         -11.73%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +12.39%
Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                               INCEPTION
                                 DATE        1 YEAR        5 YEARS     10 YEARS

Class A (%)                     1/1/89       -11.73          0.10        6.06
-------------------------------------------------------------------------------
S&P 500 Index (%)                 N/A        -22.09         -0.58        9.34
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index       N/A         10.25          7.55        7.51
-------------------------------------------------------------------------------
Lehman Brothers Index (%)         N/A         11.04          7.62        7.61
-------------------------------------------------------------------------------
Lipper Average (%)                N/A        -10.35          1.20        5.55

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fees (%)(1)                                                   0.60
Distribution and service (12b-1) fees (%)                                0.00
Other expenses (%)                                                       0.10
-----------------------------------------------------------------------------
Total annual fund operating expenses (%)                                 0.70

----------
(1) The Fund pays a management fee of 0.45% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $72                  $224               $390               $871

                 STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large market capitalizations. Large-cap stocks are stocks of larger companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2002, that index included companies with capitalizations between approximately $193 million and $276 billion. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of the stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           4.97%
                1994                          -6.35%
                1995                          37.73%
                1996                          21.28%
                1997                          32.28%
                1998                          27.91%
                1999                          36.94%
                2000                         -12.02%
                2001                         -24.64%
                2002                         -30.13%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +26.43%
Worst quarter: 3rd quarter 2001, -20.05%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                            INCEPTION
                               DATE         1 YEAR       5 YEARS       10 YEARS

Class A (%)                   1/1/89        -30.13        -4.09          5.83
-------------------------------------------------------------------------------
S&P 500 Index (%)              N/A          -22.09        -0.58          9.34

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fee (%)(1)                                                     0.65
Distribution and service (12b-1) fees (%)                                 0.00
Other expenses (%)                                                        0.12
------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                  0.77

----------
(1) The Fund pays a management fee of 0.50% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $79                  $246               $428               $954

                  LIBERTY MONEY MARKET FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests in high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

o Securities issued or guaranteed by the U.S. government or by its agencies;

o Securities issued or guaranteed by the government of any foreign country that has a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

o Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;

o Commercial paper of domestic or foreign issuers, including variable-rate demand notes;

o Short-term debt securities having a long-term rating at the time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

o Repurchase agreements; and

o Other high-quality short-term obligations.

Under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in the financial services industries, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the net asset value of your investment at $1.00 per share.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in the portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of an issuer or its assets.

Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Because of its policy of investing at least 25% of its assets in securities of issuers in the financial services industries, the Fund may be affected more adversely than similar funds by changes affecting these industries.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows the Fund's average annual total returns for Class A shares for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any change of reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect any insurance-related charges or expenses.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           2.71%
                1994                           3.79%
                1995                           5.62%
                1996                           5.01%
                1997                           5.15%
                1998                           5.12%
                1999                           4.80%
                2000                           6.05%
                2001                           3.64%
                2002                           1.23%

For period shown in bar chart:
Best quarter: 4th quarter 2000, +1.53%
Worst quarter: 4th quarter 2002, +0.23%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                            INCEPTION
                               DATE         1 YEAR       5 YEARS       10 YEARS

Class A (%)                   1/1/89         1.23          4.16          4.30

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fees (%)(1)                                                     0.50
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                  0.00
-------------------------------------------------------------------------------
Other expenses (%)                                                         0.15
-------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                   0.65
-------------------------------------------------------------------------------

----------
(1) The Fund pays a management fee of 0.35% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $66                  $208               $362               $810

                        TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
-------------------------------------------------------------------------------

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: COLUMBIA MANAGEMENT ADVISORS, INC.
-------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC. (Columbia) located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. The advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc.
(CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of CMG, including Stein Roe & Farnham Incorporated (Stein Roe), merged into the advisor (which previously had been known as Columbia Management Company). Before April 1, 2003, Stein Roe was the investment advisor to the Funds. As of February 28, 2003, the advisor and its affiliates managed over $143 billion in assets.


The advisor manages the assets of the Funds under the supervision of the Trust's Board of Trustees. The advisor determines which securities and other instruments are purchased and sold for the Funds. The advisor may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the advisor or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. The advisor will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

For the 2002 fiscal year, the Funds paid Stein Roe aggregate fees at the following annual rates as a percentage of average daily net assets:


Liberty Asset Allocation Fund, Variable Series                        0.60%
Stein Roe Growth Stock Fund, Variable Series                          0.65%
Liberty Money Market Fund, Variable Series                            0.50%


PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
-------------------------------------------------------------------------------

LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES.
HARVEY HIRSCHHORN, an Executive Vice President of Columbia, is the lead portfolio manager of the Fund. He holds an A.B. degree from Rutgers University and an M.B.A. degree from the University of Chicago and is a chartered financial analyst. Mr. Hirschhorn is responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

Large cap growth stocks                 Alexander S. Macmillan
Large cap value stocks                  Scott Schermerhorn
Mid cap growth stocks                   Richard J. Johnson
Mid cap value stocks                    Daniel K. Cantor
Small cap growth stocks                 William M. Garrison
Small cap value stocks                  Stephen D. Barbaro
Real estate investment trusts           David W. Jellison
Foreign stocks                          NIMNAI (Sub-Advisor)
Investment grade bonds                  Michael T. Kennedy
Non-investment grade bonds              Jeffrey L. Rippey

ALEXANDER S. MACMILLAN, CFA, manages the portion of the Fund's assets allocated to the large cap growth stocks category. He is also a senior vice president of Columbia, which he joined in 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

SCOTT SCHERMERHORN, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the large cap value stocks category. He also has managed various other funds at Columbia since October, 1998. Prior thereto, he was head of the value team at Federated Investors from May 1996 to October 1998. Mr. Schermerhorn received an M.B.A. degree from Seton Hall University.

RICHARD J. JOHNSON, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap growth stocks category. He is also Head of Equities at Columbia. Mr. Johnson received an M.B.A. degree from the Anderson School of Management at UCLA.

DANIEL K. CANTOR, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap value stocks category. He joined Columbia in 1985. Mr. Cantor received an M.B.A. degree from The Wharton School of the University of Pennsylvania.

WILLIAM M. GARRISON, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap growth stocks category. He has been employed by Columbia since 1989 and has managed various investment portfolios since 1998. Mr. Garrison received an M.B.A. degree from the University of Chicago.

STEPHEN D. BARBARO, CFA, a vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap value stocks category. He has been employed by Columbia since 1976. Mr. Barbaro received an M.B.A. degree from Columbia University.

DAVID W. JELLISON, CFA, manages the portion of the Fund's assets allocated to the REITs category. He is also a vice president of Columbia, which he joined in 1992. Mr. Jellison received an M.M. degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

MICHAEL T. KENNEDY, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the investment grade bonds category. He has been employed by Columbia since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, he received an M.M. degree from Northwestern University.

JEFFREY L. RIPPEY, CFA, manages the portion of the Fund's assets allocated to the non-investment grade bonds category. He is also a senior vice president of Columbia, which he joined in 1981. Mr. Rippey received a B.A. degree from Pacific Lutheran University.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. (NIMNAI), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. The sub-advisory agreement with NIMNAI provides that Columbia shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Asset Allocation Fund's assets under management by NIMNAI.

NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. NIMNAI is an indirect wholly owned subsidiary of Nordea AB. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of Nordea Securities, Inc. In its duties as investment sub-advisor, NIMNAI manages a portion of the Asset Allocation Fund's foreign securities. NIMNAI has been an investment advisor since 1994. As of January 31, 2003, NIMNAI managed over $1 billion in assets.

NIMNAI investment decisions are made by a team. No single individual at NIMNAI is primarily responsible for making investment decisions with respect to the Asset Allocation Fund.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES.
ERIK P. GUSTAFSON, a senior vice president of Columbia, has co-managed the Growth Stock Fund since 1994. Mr. Gustafson joined Columbia in 1992 as a portfolio manager for privately managed accounts. Mr. Gustafson currently manages various other funds for Columbia and its affiliates. He holds a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.


LIBERTY MONEY MARKET FUND, VARIABLE SERIES.

KAREN ARNEIL, a senior vice president of Columbia, has managed the Money Market Fund since 2002. Ms. Arneil has managed other Columbia funds since 1990.


MIXED AND SHARED FUNDING
-------------------------------------------------------------------------------


As described above, the Funds serve as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                    OTHER INVESTMENT STRATEGIES AND RISKS

The Funds' principal investment strategies and risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goal, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goal. The Funds may not always achieve their investment goal. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goal, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.


FUTURES AND OPTIONS (ASSET ALLOCATION FUND)
The Fund may use futures to gain exposure to groups of stocks or individual issuers. A futures contract (or future) is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. The Fund may use futures to invest cash pending direct investments in stocks and to enhance their return. The Fund may also use futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Fund's fixed-income security holdings. An option is an agreement to buy or sell a financial instrument or commodity at a specific price within a specific period of time. The Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. The Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

SHORT SALES (ASSET ALLOCATION FUND)
The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

PORTFOLIO TURNOVER (ASSET ALLOCATION FUND AND GROWTH STOCK FUND)
There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's total return.


TEMPORARY DEFENSIVE POSITIONS (ALL FUNDS, EXCEPT MONEY MARKET FUND)
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Funds may, but are not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                                                       FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned
(or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which, for the four years ended December 31, 2002, have been audited by
PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the
Funds' annual report. The financial highlights for the year ended December 31, 1998 has been audited by other independent accountants, whose report expressed an unqualified opinion thereon. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

---------------------------------------------------------------------------------------------------------------------------------
LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          13.86         16.35         17.80         17.14         16.81
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                          0.36          0.39(b)       0.45          0.28          0.48
  Net realized and unrealized gain (loss) on investments,
    foreign currency and futures contracts                         (1.94)        (1.86)(b)     (0.63)         1.74          1.48
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (1.58)        (1.47)        (0.18)         2.02          1.96
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.41)        (0.45)        (0.47)        (0.47)        (0.51)
  From net realized gains                                             --         (0.57)        (0.80)        (0.89)        (1.12)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                     (0.41)        (1.02)        (1.27)        (1.36)        (1.63)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                               $11.87         13.86         16.35         17.80         17.14
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                            (11.73)        (9.19)        (1.02)        12.53         12.54
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.70          0.71          0.64          0.63(f)       0.65
  Net investment income(e)                                          2.73          2.68(b)       2.66          2.60(f)       3.00
  Portfolio turnover rate (%)                                        118            57            39            43            61

Net assets, end of period (000's) ($)                            194,327       279,493       376,183       425,005       361,823

(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to
    2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.


---------------------------------------------------------------------------------------------------------------------------------
STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------


                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          27.93         44.65         57.93         43.53         36.13
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                                   0.07          0.04         (0.11)        (0.03)         0.08
  Net realized and unrealized gain (loss) on investments           (8.47)       (10.28)        (5.13)        15.79          9.54
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (8.40)       (10.24)        (5.24)        15.76          9.62
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.05)           --(b)         --         (0.08)        (0.10)
  From net realized gains                                             --         (6.48)        (8.04)        (1.28)        (2.12)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                     (0.05)        (6.48)        (8.04)        (1.36)        (2.22)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                19.48         27.93         44.65         57.93         43.53
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                            (30.13)       (24.64)       (12.02)        36.94         27.91
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.77          0.76          0.68          0.67          0.70
  Net investment income (loss)(e)                                   0.32          0.13         (0.20)        (0.05)         0.21
  Portfolio turnover rate (%)                                         68            57            65            70            40

Net assets, end of period (000's) ($)                            123,015       224,928       376,243       403,836       271,584

(a) Per share data was calculated using average shares outstanding during the period.
(b) Rounds to less than $0.01 per share.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.


---------------------------------------------------------------------------------------------------------------------------------
LIBERTY MONEY MARKET FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------


                                                                                      Year ended December 31,
                                                                 2002          2001          2000          1999          1998
                                                                 Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          1.000         1.000         1.000         1.000         1.000
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                         0.012         0.036         0.059         0.047         0.050
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                      (0.012)       (0.036)       (0.059)       (0.047)       (0.050)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                1.000         1.000         1.000         1.000         1.000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                              1.23          3.64          6.05          4.79          5.17
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(d)                                                       0.65          0.56          0.56          0.52(e)       0.62
  Net investment income(d)                                          1.25          3.45          5.90          4.75(e)       4.99

Net assets, end of period (000's) ($)                            258,903       266,985       212,317       170,539       101,340

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

                           SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price (or the closing price reported by the NASDAQ system, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than the Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES
The Funds, except the Money Market Fund, also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
-------------------------------------------------------------------------------

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling
1-202-942-8090.

Investment Company Act file number: 811-05199

o Liberty Asset Allocation Fund, Variable Series
  (formerly Stein Roe Balanced Fund, Variable Series)

o Stein Roe Growth Stock Fund, Variable Series


o Liberty Money Market Fund, Variable Series
  (formerly Stein Roe Money Market Fund, Variable Series)


[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com

                      STEINROE VARIABLE INVESTMENT TRUST

                                  PROSPECTUS

                                 MAY 1, 2003

                                   * * * *

LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


CLASS A SHARES


Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                   * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                   * * * *



Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.




                      --------------------------------
                       NOT FDIC       MAY LOSE VALUE
                       INSURED      -----------------
                                    NO BANK GUARANTEE
                      --------------------------------

                              TABLE OF CONTENTS


THE TRUST .............................................................       3
  Each of these sections discusses the following topics:
  Investment Goal, Principal Investment Strategies, Principal
  Investment Risks, Performance History, and Fees and Expenses
  Liberty Asset Allocation Fund, Variable Series ......................       4
  Stein Roe Growth Stock Fund, Variable Series ........................      10

TRUST MANAGEMENT ORGANIZATIONS ........................................      14
  The Trustees ........................................................      14
  Investment Advisor ..................................................      14
  Portfolio Managers and Investment Sub-Advisor .......................      14
  Mixed and Shared Funding ............................................      16

OTHER INVESTMENT STRATEGIES AND RISKS .................................      17

FINANCIAL HIGHLIGHTS ..................................................      19
  Liberty Asset Allocation Fund, Variable Series ......................      19
  Stein Roe Growth Stock Fund, Variable Series ........................      20

SHAREHOLDER INFORMATION ...............................................      21
  Purchases and Redemptions ...........................................      21
  How the Funds Calculate Net Asset Value .............................      21
  Dividends and Distributions .........................................      21
  Tax Consequences ....................................................      22
  Other Class of Shares ...............................................      22

                                  THE TRUST


SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This Prospectus contains information about two of the Funds in the Trust:


o LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES (ASSET ALLOCATION FUND)

o STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES (GROWTH STOCK FUND)


Other Funds may be added or deleted from time to time. Each Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly-owned subsidiary of Columbia Management Advisors, Inc., the Funds' investment advisor.


The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

The advisor allocates the Fund's assets among various classes of equity and debt securities, including: large cap growth stocks; large cap value stocks; mid-cap growth stocks; mid cap value stocks; small cap growth stocks; small cap value stocks; real estate investment trusts (REITs); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager allocates the Fund's assets among the various asset classes. The lead portfolio manager adjusts the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Because it may invest in REITs, the Fund is subject to certain risks. REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Foreign securities are subject to special risks. Foreign securities markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid (i.e., harder to sell at an acceptable price), especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters a security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. In 2003, the Fund began comparing itself to the Lehman Aggregate Bond Index, an unmanaged index of investment grade U.S. Treasury and agency securities corporate bonds and mortgage-backed bonds. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance. The Fund's returns are also compared to the Lehman Brothers Government/Credit Index (Lehman Brothers Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment-grade U.S. corporate bonds. The Fund's returns are also compared to the average return of the funds included in the Lipper Balanced VIT Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment goals similar to those of the Fund. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           9.29%
                1994                          -3.19%
                1995                          25.47%
                1996                          15.63%
                1997                          16.82%
                1998                          12.54%
                1999                          12.53%
                2000                          -1.02%
                2001                          -9.19%
                2002                         -11.73%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +12.39%
Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                                INCEPTION
                                  DATE        1 YEAR       5 YEARS     10 YEARS

Class A (%)                      1/1/89       -11.73         0.10        6.06
------------------------------------------------------------------------------
S&P 500 Index (%)                  N/A        -22.09        -0.58        9.34
------------------------------------------------------------------------------
Lehman Aggregate Bond Index        N/A         10.25         7.55        7.51
------------------------------------------------------------------------------
Lehman Brothers Index (%)          N/A         11.04         7.62        7.61
------------------------------------------------------------------------------
Lipper Average (%)                 N/A        -10.35         1.20        5.55

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fees (%)(1)                                                     0.60
Distribution and service (12b-1) fees (%)                                  0.00
Other expenses (%)                                                         0.10
-------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                   0.70

----------
(1) The Fund pays a management fee of 0.45% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $72                  $224               $390               $871

                 STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks long-term growth.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, primarily of companies with large market capitalizations. Large-cap stocks are stocks of larger companies that have market capitalizations similar in size to those companies in the Russell 1000 Growth Index. As of December 31, 2002, that index included companies with capitalizations between approximately $193 million and $276 billion. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

The advisor may sell a portfolio holding if the security reaches the advisor's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of the stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges had been included, the performance shown would have been lower. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           4.97%
                1994                          -6.35%
                1995                          37.73%
                1996                          21.28%
                1997                          32.28%
                1998                          27.91%
                1999                          36.94%
                2000                         -12.02%
                2001                         -24.64%
                2002                         -30.13%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +26.43%
Worst quarter: 3rd quarter 2001, -20.05%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                            INCEPTION
                               DATE         1 YEAR       5 YEARS       10 YEARS

Class A (%)                   1/1/89        -30.13        -4.09          5.83
-------------------------------------------------------------------------------
S&P 500 Index (%)              N/A          -22.09        -0.58          9.34

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fee (%)(1)                                                     0.65
Distribution and service (12b-1) fees (%)                                 0.00
Other expenses (%)                                                        0.12
------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                  0.77

----------
(1) The Fund pays a management fee of 0.50% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $79                  $246               $428               $954

                        TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
-------------------------------------------------------------------------------

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: COLUMBIA MANAGEMENT ADVISORS, INC.
-------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC. (Columbia) located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Funds. The advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc.
(CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of CMG, including Stein Roe & Farnham Incorporated (Stein Roe), merged into the advisor (which previously had been known as Columbia Management Company). Before April 1, 2003, Stein Roe was the investment advisor to the Funds. As of February 28, 2003, the advisor and its affiliates managed over $143 billion in assets.


The advisor manages the assets of the Funds under the supervision of the Trust's Board of Trustees. The advisor determines which securities and other instruments are purchased and sold for the Funds. The advisor may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the advisor or that have sold shares of the Funds, to the extent permitted by law or by order of the SEC. The advisor will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

For the 2002 fiscal year, the Funds paid Stein Roe aggregate fees at the following annual rates as a percentage of average daily net assets:

Liberty Asset Allocation Fund, Variable Series                          0.60%
Stein Roe Growth Stock Fund, Variable Series                            0.65%


PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
-------------------------------------------------------------------------------


LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES.
HARVEY HIRSCHHORN, an Executive Vice President of Columbia, is the lead portfolio manager of the Fund. He holds an A.B. degree from Rutgers University and an M.B.A. degree from the University of Chicago and is a chartered financial analyst. Mr. Hirschhorn is responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

Large cap growth stocks                 Alexander S. Macmillan
Large cap value stocks                  Scott Schermerhorn
Mid cap growth stocks                   Richard J. Johnson
Mid cap value stocks                    Daniel K. Cantor
Small cap growth stocks                 William M. Garrison
Small cap value stocks                  Stephen D. Barbaro
Real estate investment trusts           David W. Jellison
Foreign stocks                          NIMNAI (Sub-Advisor)
Investment grade bonds                  Michael T. Kennedy
Non-investment grade bonds              Jeffrey L. Rippey

ALEXANDER S. MACMILLAN, CFA, manages the portion of the Fund's assets allocated to the large cap growth stocks category. He is also a senior vice president of Columbia, which he joined in 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

SCOTT SCHERMERHORN, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the large cap value stocks category. He also has managed various other funds at Columbia since October, 1998. Prior thereto, he was head of the value team at Federated Investors from May 1996 to October 1998. Mr. Schermerhorn received an M.B.A. degree from Seton Hall University.

RICHARD J. JOHNSON, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap growth stocks category. He is also Head of Equities at Columbia. Mr. Johnson received an M.B.A. degree from the Anderson School of Management at UCLA.

DANIEL K. CANTOR, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap value stocks category. He joined Columbia in 1985. Mr. Cantor received an M.B.A. degree from The Wharton School of the University of Pennsylvania.

WILLIAM M. GARRISON, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap growth stocks category. He has been employed by Columbia since 1989 and has managed various investment portfolios since 1998. Mr. Garrison received an M.B.A. degree from the University of Chicago.

STEPHEN D. BARBARO, CFA, a vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap value stocks category. He has been employed by Columbia since 1976. Mr. Barbaro received an M.B.A. degree from Columbia University.

DAVID W. JELLISON, CFA, manages the portion of the Fund's assets allocated to the REITs category. He is also a vice president of Columbia, which he joined in 1992. Mr. Jellison received an M.M. degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

MICHAEL T. KENNEDY, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the investment grade bonds category. He has been employed by Columbia since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, he received an M.M. degree from Northwestern University.

JEFFREY L. RIPPEY, CFA, manages the portion of the Fund's assets allocated to the non-investment grade bonds category. He is also a senior vice president of Columbia, which he joined in 1981. Mr. Rippey received a B.A. degree from Pacific Lutheran University.

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. (NIMNAI), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Asset Allocation Fund's investment sub-advisor. The sub-advisory agreement with NIMNAI provides that Columbia shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Asset Allocation Fund's assets under management by NIMNAI.

NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. NIMNAI is an indirect wholly owned subsidiary of Nordea AB. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of Nordea Securities, Inc. In its duties as investment sub-advisor, NIMNAI manages a portion of the Asset Allocation Fund's foreign securities. NIMNAI has been an investment advisor since 1994. As of January 31, 2003, NIMNAI managed over $1 billion in assets.

NIMNAI investment decisions are made by a team. No single individual at NIMNAI is primarily responsible for making investment decisions with respect to the Asset Allocation Fund.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES.
ERIK P. GUSTAFSON, a senior vice president of Columbia, has co-managed the Growth Stock Fund since 1994. Mr. Gustafson joined Columbia in 1992 as a portfolio manager for privately managed accounts. Mr. Gustafson currently manages various other funds for Columbia and its affiliates. He holds a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.


MIXED AND SHARED FUNDING
-------------------------------------------------------------------------------


As described above, the Funds serve as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                    OTHER INVESTMENT STRATEGIES AND RISKS

The Funds' principal investment strategies and risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks." In seeking to meet their investment goal, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goal. The Funds may not always achieve their investment goal. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goal, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by a Fund's shareholders is not required to change a Fund's investment goals, strategies or restrictions.


FUTURES AND OPTIONS (ASSET ALLOCATION FUND)
The Fund may use futures to gain exposure to groups of stocks or individual issuers. A futures contract (or future) is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. The Fund may use futures to invest cash pending direct investments in stocks and to enhance their return. The Funds may also use futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Fund's fixed-income security holdings. An option is an agreement to buy or sell a financial instrument or commodity at a specific price within a specific period of time. The Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. The Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

SHORT SALES (ASSET ALLOCATION FUND)
The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

PORTFOLIO TURNOVER (ASSET ALLOCATION FUND AND GROWTH STOCK FUND)
There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's total return.

TEMPORARY DEFENSIVE POSITIONS
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Funds may, but are not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                                                       FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned
(or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which, for the four years ended December 31, 2002, have been audited by
PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the
Funds' annual report. The financial highlights for the year ended December 31, 1998 has been audited by other independent accountants, whose report expressed an unqualified opinion thereon. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

---------------------------------------------------------------------------------------------------------------------------------
LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended December 31,
                                                                 2002          2001          2000          1999          1998
                                                                 Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          13.86         16.35         17.80         17.14         16.81
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                          0.36          0.39(b)       0.45          0.28          0.48
  Net realized and unrealized gain (loss) on investments,
    foreign currency and futures contracts                         (1.94)        (1.86)(b)     (0.63)         1.74          1.48
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (1.58)        (1.47)        (0.18)         2.02          1.96
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.41)        (0.45)        (0.47)        (0.47)        (0.51)
  From net realized gains                                             --         (0.57)        (0.80)        (0.89)        (1.12)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                     (0.41)        (1.02)        (1.27)        (1.36)        (1.63)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                               $11.87         13.86         16.35         17.80         17.14
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                            (11.73)        (9.19)        (1.02)        12.53         12.54
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.70          0.71          0.64          0.63(f)       0.65
  Net investment income(e)                                          2.73          2.68(b)       2.66          2.60(f)       3.00
  Portfolio turnover rate (%)                                        118            57            39            43            61

Net assets, end of period (000's) ($)                            194,327       279,493       376,183       425,005       361,823

(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to
    2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.


---------------------------------------------------------------------------------------------------------------------------------
STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------


                                                                                      Year ended December 31,
                                                                 2002          2001          2000          1999          1998
                                                                 Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          27.93         44.65         57.93         43.53         36.13
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                                   0.07          0.04         (0.11)        (0.03)         0.08
  Net realized and unrealized gain (loss) on investments           (8.47)       (10.28)        (5.13)        15.79          9.54
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (8.40)       (10.24)        (5.24)        15.76          9.62
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.05)           --(b)         --         (0.08)        (0.10)
  From net realized gains                                             --         (6.48)        (8.04)        (1.28)        (2.12)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                     (0.05)        (6.48)        (8.04)        (1.36)        (2.22)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                                19.48         27.93         44.65         57.93         43.53
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                            (30.13)       (24.64)       (12.02)        36.94         27.91
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.77          0.76          0.68          0.67          0.70
  Net investment income (loss)(e)                                   0.32          0.13         (0.20)        (0.05)         0.21
  Portfolio turnover rate (%)                                         68            57            65            70            40

Net assets, end of period (000's) ($)                            123,015       224,928       376,243       403,836       271,584

(a) Per share data was calculated using average shares outstanding during the period.
(b) Rounds to less than $0.01 per share.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.

                           SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE
Each share price is its net asset value next determined. Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Funds value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Funds value the security at the most recent quoted bid price. The Funds value each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price (or the closing price reported by the NASDAQ system, if different, as applicable) for that day. The Funds value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Funds value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when the Funds determine that the sale or bid price of the security does not reflect that security's market value, the Funds will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Funds may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.


TAX CONSEQUENCES
Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


OTHER CLASS OF SHARES
The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

FOR MORE INFORMATION
-------------------------------------------------------------------------------

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number: 811-05199

o Liberty Asset Allocation Fund, Variable Series (formerly Stein Roe Balanced Fund, Variable Series)
o Stein Roe Growth Stock Fund, Variable Series

[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com

                      STEINROE VARIABLE INVESTMENT TRUST

                                  PROSPECTUS

                                 MAY 1, 2003

                                   * * * *

LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES


CLASS A SHARES


Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                   * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                   * * * *


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.




                      --------------------------------
                       NOT FDIC       MAY LOSE VALUE
                       INSURED      -----------------
                                    NO BANK GUARANTEE
                      --------------------------------

                              TABLE OF CONTENTS


THE TRUST .............................................................       3
  This section discusses the following topics:
  Investment Goal, Principal Investment Strategies, Principal
  Investment Risks, Performance History, and Fees and Expenses
  Liberty Asset Allocation Fund, Variable Series ......................      10

TRUST MANAGEMENT ORGANIZATIONS ........................................      10
  The Trustees ........................................................      10
  Investment Advisor ..................................................      10
  Portfolio Managers and Investment Sub-Advisor .......................      10
  Mixed and Shared Funding ............................................      12

OTHER INVESTMENT STRATEGIES AND RISKS .................................      13

FINANCIAL HIGHLIGHTS ..................................................      15
  Liberty Asset Allocation Fund, Variable Series ......................      15

SHAREHOLDER INFORMATION ...............................................      16
  Purchases and Redemptions ...........................................      16
  How the Fund Calculates Net Asset Value .............................      16
  Dividends and Distributions .........................................      16
  Tax Consequences ....................................................      17
  Other Class of Shares ...............................................      17

                                  THE TRUST


SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds, each with its own investment goal and strategies. This Prospectus contains information about the Liberty Asset Allocation Fund, Variable Series
(Fund).

Other funds may be added or deleted from time to time. The Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Fund is an investment option under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Fund is Liberty Funds Distributor, Inc. (LFD). LFD is a direct wholly-owned subsidiary of Columbia Management Advisors, Inc., the Fund's investment advisor.

The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES

INVESTMENT GOAL
-------------------------------------------------------------------------------

The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

The advisor allocates the Fund's assets among various classes of equity and debt securities, including: large cap growth stocks; large cap value stocks; mid-cap growth stocks; mid cap value stocks; small cap growth stocks; small cap value stocks; real estate investment trusts (REITs); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager allocates the Fund's assets among the various asset classes. The lead portfolio manager adjusts the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on an assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Because it may invest in REITs, the Fund is subject to certain risks. REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Foreign securities are subject to special risks. Foreign securities markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid (i.e., harder to sell at an acceptable price), especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters a security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
-------------------------------------------------------------------------------


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. In 2003, the Fund began comparing itself to the Lehman Aggregate Bond Index, an unmanaged index of investment grade U.S. Treasury and agency securities corporate bonds and mortgage-backed bonds. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance. The Fund's returns are also compared to the Lehman Brothers Government/Credit Index (Lehman Brothers Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment-grade U.S. corporate bonds. The Fund's returns are also compared to the average return of the funds included in the Lipper Balanced VIT Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment goals similar to those of the Fund. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                1993                           9.29%
                1994                          -3.19%
                1995                          25.47%
                1996                          15.63%
                1997                          16.82%
                1998                          12.54%
                1999                          12.53%
                2000                          -1.02%
                2001                          -9.19%
                2002                         -11.73%

For period shown in bar chart:
Best quarter: 4th quarter 1998, +12.39%
Worst quarter: 3rd quarter 2002, -10.73%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002

                                    INCEPTION
                                      DATE      1 YEAR     5 YEARS   10 YEARS

Class A (%)                          1/1/89     -11.73       0.10      6.06
-----------------------------------------------------------------------------
S&P 500 Index (%)                      N/A      -22.09      -0.58      9.34
-----------------------------------------------------------------------------
Lehman Aggregate Bond Index            N/A       10.25       7.55      7.51
-----------------------------------------------------------------------------
Lehman Brothers Index (%)              N/A       11.04       7.62      7.61
-----------------------------------------------------------------------------
Lipper Average (%)                     N/A      -10.35       1.20      5.55

FEES AND EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The table below summarizes the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund and include management fees and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS) (CLASS A)

Management fees (%)(1)                                                   0.60
Distribution and service (12b-1) fees (%)                                0.00
Other expenses (%)                                                       0.10
-----------------------------------------------------------------------------
Total annual fund operating expenses (%)                                 0.70

----------
(1) The Fund pays a management fee of 0.45% and an administrative fee of 0.15%.

EXAMPLE EXPENSES
Example Expenses help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example Expenses shown in the table do not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The following hypothetical conditions were used in performing the calculations:

  o $10,000 initial investment
  o 5% total return for each year
  o Fund operating expenses remain the same
  o Reinvestment of all dividends and distributions

EXAMPLE EXPENSES (YOUR ANNUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR              3 YEARS             5 YEARS           10 YEARS

        $72                  $224               $390               $871

                        TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
-------------------------------------------------------------------------------


The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: COLUMBIA MANAGEMENT ADVISORS, INC.
-------------------------------------------------------------------------------


COLUMBIA MANAGEMENT ADVISORS, INC. (Columbia) located at 100 Federal Street, Boston, Massachusetts 02110, is the investment advisor to the Fund. The advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc.
(CMG), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Columbia, a registered investment advisor, has been an investment advisor since 1969.

On April 1, 2003, several advisory subsidiaries of CMG, including Stein Roe & Farnham Incorporated (Stein Roe), merged into the advisor (which previously had been known as Columbia Management Company). Before April 1, 2003, Stein Roe was the investment advisor to the Fund. As of February 28, 2003, the advisor and its affiliates managed over $143 billion in assets.

The advisor manages the assets of the Fund under the supervision of the Trust's Board of Trustees. The advisor determines which securities and other instruments are purchased and sold for the Fund. The advisor may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the advisor or that have sold shares of the Fund, to the extent permitted by law or by order of the SEC. The advisor will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

For the 2002 fiscal year, the Fund paid Stein Roe aggregate fees at the annual rate of 0.60% as a percentage of average daily net assets.

PORTFOLIO MANAGERS AND INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------

HARVEY HIRSCHHORN, an Executive Vice President of Columbia, is the lead portfolio manager of the Fund. He holds an A.B. degree from Rutgers University and an M.B.A. degree from the University of Chicago and is a chartered financial analyst. Mr. Hirschhorn is responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:


Large cap growth stocks                 Alexander S. Macmillan
Large cap value stocks                  Scott Schermerhorn
Mid cap growth stocks                   Richard J. Johnson
Mid cap value stocks                    Daniel K. Cantor
Small cap growth stocks                 William M. Garrison
Small cap value stocks                  Stephen D. Barbaro
Real estate investment trusts           David W. Jellison
Foreign stocks                          NIMNAI (Sub-Advisor)
Investment grade bonds                  Michael T. Kennedy
Non-investment grade bonds              Jeffrey L. Rippey

ALEXANDER S. MACMILLAN, CFA, manages the portion of the Fund's assets allocated to the large cap growth stocks category. He is also a senior vice president of Columbia, which he joined in 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

SCOTT SCHERMERHORN, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the large cap value stocks category. He also has managed various other funds at Columbia since October, 1998. Prior thereto, he was head of the value team at Federated Investors from May 1996 to October 1998. Mr. Schermerhorn received an M.B.A. degree from Seton Hall University.

RICHARD J. JOHNSON, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap growth stocks category. He is also Head of Equities at Columbia. Mr. Johnson received an M.B.A. degree from the Anderson School of Management at UCLA.

DANIEL K. CANTOR, CFA, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the mid cap value stocks category. He joined Columbia in 1985. Mr. Cantor received an M.B.A. degree from The Wharton School of the University of Pennsylvania.

WILLIAM M. GARRISON, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap growth stocks category. He has been employed by Columbia since 1989 and has managed various investment portfolios since 1998. Mr. Garrison received an M.B.A. degree from the University of Chicago.

STEPHEN D. BARBARO, CFA, a vice president of Columbia, manages the portion of the Fund's assets allocated to the small cap value stocks category. He has been employed by Columbia since 1976. Mr. Barbaro received an M.B.A. degree from Columbia University.

DAVID W. JELLISON, CFA, manages the portion of the Fund's assets allocated to the REITs category. He is also a vice president of Columbia, which he joined in 1992. Mr. Jellison received an M.M. degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

MICHAEL T. KENNEDY, a senior vice president of Columbia, manages the portion of the Fund's assets allocated to the investment grade bonds category. He has been employed by Columbia since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, he received an M.M. degree from Northwestern University.

JEFFREY L. RIPPEY, CFA, manages the portion of the Fund's assets allocated to the non-investment grade bonds category. He is also a senior vice president of Columbia, which he joined in 1981. Mr. Rippey received a B.A. degree from Pacific Lutheran University.


NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC. (NIMNAI), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Fund's investment sub-advisor. The sub-advisory agreement with NIMNAI provides that Columbia shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by NIMNAI.

NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. NIMNAI is an indirect wholly owned subsidiary of Nordea AB. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of Nordea Securities, Inc. In its duties as investment sub-advisor, NIMNAI manages a portion of the Fund's foreign securities. NIMNAI has been an investment advisor since 1994. As of January 31, 2003, NIMNAI managed over $1 billion in assets.

NIMNAI investment decisions are made by a team. No single individual at NIMNAI is primarily responsible for making investment decisions with respect to the Fund.

MIXED AND SHARED FUNDING
------------------------------------------------------------------------------

As described above, the Fund serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may from time to time become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.


                    OTHER INVESTMENT STRATEGIES AND RISKS


The Fund's principal investment strategies and risks are described under "The Fund - Principal Investment Strategies" and "The Fund - Principal Investment Risks." In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve its investment goal. The Funds may not always achieve its investment goal. Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted in the Statement of Additional Information, approval by the Fund's shareholders is not required to change the Fund's investment goal, strategies or restrictions.

FUTURES AND OPTIONS
The Fund may use futures to gain exposure to groups of stocks or individual issuers. A futures contract (or future) is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. The Fund may use futures to invest cash pending direct investments in stocks and to enhance their return. The Fund may also use futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Fund's fixed-income security holdings. An option is an agreement to buy or sell a financial instrument or commodity at a specific price within a specific period of time. The Fund may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. The Fund may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.

SHORT SALES
The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

PORTFOLIO TURNOVER
There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.

TEMPORARY DEFENSIVE POSITIONS
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                                                       FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the
Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost)
on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which, for the four years ended December 31, 2002, have been audited by
PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the
Fund's annual report. The financial highlights for the year ended December 31, 1998 has been audited by other independent accountants, whose report expressed an unqualified opinion thereon. You can request a free annual report by writing LFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.


---------------------------------------------------------------------------------------------------------------------------------
LIBERTY ASSET ALLOCATION FUND, VARIABLE SERIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year ended December 31,
                                                                   2002          2001          2000          1999          1998
                                                                  Class A       Class A       Class A       Class A       Class A
Net asset value --
  Beginning of period ($)                                          13.86         16.35         17.80         17.14         16.81
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                          0.36          0.39(b)       0.45          0.28          0.48
  Net realized and unrealized gain (loss) on investments,
    foreign currency and futures contracts                         (1.94)        (1.86)(b)     (0.63)         1.74          1.48
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (1.58)        (1.47)        (0.18)         2.02          1.96
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.41)        (0.45)        (0.47)        (0.47)        (0.51)
  From net realized gains                                             --         (0.57)        (0.80)        (0.89)        (1.12)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                     (0.41)        (1.02)        (1.27)        (1.36)        (1.63)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  End of period ($)                                               $11.87         13.86         16.35         17.80         17.14
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)(D)                                            (11.73)        (9.19)        (1.02)        12.53         12.54
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA (%):
  Expenses(e)                                                       0.70          0.71          0.64          0.63(f)       0.65
  Net investment income(e)                                          2.73          2.68(b)       2.66          2.60(f)       3.00
  Portfolio turnover rate (%)                                        118            57            39            43            61

Net assets, end of period (000's) ($)                            194,327       279,493       376,183       425,005       361,823

(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to
    2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than
    0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

                           SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUND CALCULATES NET ASSET VALUE
Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price (or the closing price reported by the NASDAQ system, if different, as applicable) for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.


DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Fund also offers an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

FOR MORE INFORMATION
-------------------------------------------------------------------------------


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number: 811-05199

o Liberty Asset Allocation Fund, Variable Series
  (formerly Stein Roe Balanced Fund, Variable Series)

[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2003 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com


Part C.  OTHER INFORMATION
         -----------------


Liberty Asset Allocation Fund, Variable Series (SRBF) Stein Roe Growth Stock Fund, Variable Series (SRGSF) Liberty Small Company Growth Fund, Variable Series (SRSCGF) Liberty Federal Securities Fund, Variable Series (LFSF)
Liberty Money Market Fund, Variable Series (SRMMF) (collectively, the Funds)


Item 23.           Exhibits:

      (a) Amended and Restated Agreement and Declaration of Trust dated May 22, 2000(5)

      (b)(1)         By-Laws as amended and Restated through October 5, 1988(1)

      (b)(2)         Amendment to the By-laws dated February 8, 2000(4)

      (b)(3)         Amendment to the By-laws dated September 28, 2000(6)


      (b)(4)         Amendment to the By-laws dated June 20, 2001 (7)


      (c)                        Not Applicable


      (d)(1) Fund Advisory Agreement, dated as of November 1, 2001, between the Trust on behalf of the Funds and Stein Roe & Farnham Incorporated (Stein Roe) (7)

      (d)(2) Sub-Advisory Agreement dated January 1, 2002 between the Trust, on behalf of SRBF, Stein Roe and Nordea Investment Management North America, Inc.(Nordea) (7)


      (e)(1) Underwriting Agreement between the Trust and Liberty Funds Distributor, Inc. dated April 23, 1999, as amended August 3, 1999(4)

      (e)(2) 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds Distributor, Inc. dated June 1, 2000(5)

      (f)                        Not applicable

      (g) Form of Custodian Contract between Registrant and State Street Bank and Trust Company dated October 10, 2001 - filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

      (h)(1) Administration Agreement dated as of January 3, 1995 between the Trust, on behalf of each of the Funds, and Stein Roe(2)

      (h)(2) Joinder and Release Agreement with respect to Transfer Agency Agreement dated as of November 3, 1998 among the Trust, Liberty Funds Services, Inc., and SteinRoe Services Inc.(3)

     (h)(3)(i) Amended and Restated Accounting and Bookkeeping Agreement dated as of August 3, 1999 between the Trust, on behalf of each of its Funds, and Stein Roe(4)

      (h)(3)(ii) Amendment to Amended and Restated Accounting and Bookkeeping Agreement dated as of July 1, 2001(7)


      (h)(4)(i) Amended and Restated Participation Agreement dated April 3, 1998 among the Trust, Keyport Life Insurance Company and Keyport Financial Services Corp(1)

      (h)(4)(ii) Participation Agreement dated as of October 1, 1993 among the Trust, Keyport Financial Services Corp. and Independence Life Annuity Company(2)

      (h)(4)(iii) Participation Agreement dated as of April 15, 1994 among the Trust, Transamerica Occidental Life Insurance Company, Stein Roe and Charles Schwab & Co., Inc.(2)

      (h)(4)(iv) Participation Agreement dated as of December 1, 1994 among the Trust, First Transamerica Life Insurance Company, Stein Roe and Charles Schwab & Co., Inc.(2)

      (h)(4)(v) Participation Agreement dated May 8, 1998 among the Trust, Keyport Benefit Life Insurance Company, and Keyport Financial Services Corp.(2)

      (i)(1) Opinion and consent of counsel with respect to the Funds(1)

      (j)                        Consent of PricewaterhouseCoopers LLP,
                                 independent accountants

      (k)                        Not applicable

      (l)                        Not applicable

      (m)(1)                     Rule 12b-1 Distribution Plan dated June 1, 2000
                                 (5)

      (m)(2)                     Rule 12b-1 Inter-Distributor Agreement dated
                                 June 1, 2000(5)

      (n)                        Not applicable

      (o)                        Plan pursuant to Rule 18f-3(d) dated June 1,
                                 2000(5)

      (p)(1) Code of Ethics of Stein Roe, the Funds and Liberty Funds Distributor, Inc. effective January 1, 2001, as revised December 18, 2001 - filed as Exhibit (p) in Part C, Item 23 of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Income Trust (File Nos. 33-02633 and 811-4552), filed with the
                                 Commission on or about January 29, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

      (p)(2)                     Code of Ethics of Nordea(6)

     Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Salvatore Macera, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Joseph R. Palombo, Thomas E. Stitzel, Thomas C. Theobald and Anne-Lee Verville - filed in Part C, Item 23 of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about February 28, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

      (1) Incorporated by Reference to Post-Effective Amendment No. 13 to this Registration Statement filed April 1998.
      (2) Incorporated by Reference to Post-Effective Amendment No. 14 to this Registration Statement filed May 1998.
      (3) Incorporated by Reference to Post-Effective Amendment No. 16 to this Registration Statement filed April 1999.
      (4) Incorporated by Reference to Post-Effective Amendment No. 17 to this Registration Statement filed March 2000.
      (5) Incorporated by Reference to Post-Effective Amendment No. 19 to this Registration Statement filed on or about June 1, 2000.

      (6) Incorporated by Reference to Post-Effective Amendment No. 21 to this Registration Statement filed on or about April 16, 2001.
      (7)      Incorporated by Reference to Post-Effective Amendment No. 22 to
                this Registration Statement filed  April   2002.


Item 24.         Persons Controlled by or under Common Control with Registrant
                           ---------------------------------------------

                           None.

Item 25.                   Indemnification

                           Article Tenth of the Agreement and Declaration of Trust of Registrant (Exhibit (a)), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registrant's request as director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances.

                           Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Tenth shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                           To the extent required under the 1940 Act,

                           (i) Article Tenth does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office;

                         (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Tenth unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel as expressed in a written opinion; and

                           (iii)
                        Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person
                        provides   security  for  his undertaking,  or (b)
                        Registrant is insured against losses arising by reason of any lawful advance, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily available facts(as opposed to a full trial-type inquiry) that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                           Any approval of indemnification pursuant to Article Tenth does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Tenth as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                           Article Tenth also provides that its indemnification provisions are not exclusive.

                           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                           Registrant, its trustees and officers, its investment adviser, the other investment companies advised by Stein Roe, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premiums for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect its investment adviser or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

                           In addition, Stein Roe maintains investment advisory professional liability insurance to insure it, for the benefit of the Trust and its non-interested trustees, against loss arising out of any error, omission, or breach of any duty owed to the Trust or the Fund by the investment advisor.

Item 26.                   Business and Other Connections of Investment Adviser


                           Information regarding the businesses of Columbia Management Advisers, Inc. ("CMA") and its officers and directors is set forth in the Prospectus and in the Statement of Additional Information and is incorporated herein by reference.




                          Nordea Investment Management North America, Inc. (Nordea) is the sub-advisor to Liberty Asset Allocation Fund, Variable Series. Nordea is an indirect wholly owned subsidiary of Nordea AB.


                           The business and other connections of the officers and directors of Nordea is incorporated by reference from Nordea's Form ADV, as most recently filed with the Securities and Exchange Commission. The file number of such ADV Form is File No. 801-56180.

Item 27.
                  Principal Underwriter
(a) Liberty Funds Distributor, Inc. (LFDI), a subsidiary of Columbia Management Advisers, Inc., is the Registrant's principal underwriter. LFDI acts in such capacity for each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Variable Investment Trust, SteinRoe Variable Investment Trust, Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Investment Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, Liberty-Stein Roe Funds Trust, Liberty Floating Rate Advantage
      Fund, Wanger Advisors Trust, Liberty Acorn Trust, Galaxy Fund, Galaxy
      VIP Fund, and for Columbia Balanced Fund, Columbia Common Stock Fund, Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Columbia Growth Fund, Columbia High Yield Fund, Columbia International Stock Fund, Columbia National Municipal Bond Fund, Columbia Oregon Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Short
      Term Bond Fund, Columbia Small Cap Fund, Columbia Special Fund, Columbia Strategic Value Fund and Columbia Technology Fund.

(b)   The  table  below  lists  each   director  or  officer  of  the  principal
      underwriter named in the answer to Item 20.

(1)                 (2)                   (3)

                    Position and Offices  Positions and
Name and Principal  with Principal        Offices with
Business Address*   Underwriter           Registrant
------------------  -------------------   --------------

Abusheery, Greg        V.P.                  None

Ahmed, Yakob           V.P.                  None

Aldi, Andrew           V.P.                  None

Anderson, Judith       V.P.                  None

Antone, Lewis E.       V.P.                  Asst. Secretary

Ash, James             V.P.                  None

Babbitt, Debra         Sr. V.P. and          None
                       Comp. Officer

Banks, Keith           Director              None

Ballou, Rick           Sr. V.P.              None

Bartlett, John         Managing Director     None

Blakeslee, James       Sr. V.P.              None

Blumenfeld, Alexander  V.P.                  None

Bozek, James           Sr. V.P.              None

Brown, Beth            Sr. V.P.              None

Claiborne, Doug        V.P.                  None

Climer, Quentin        V.P.                  None

Conley, Brook          V.P.                  None

Cook, Edward           V.P.                  None

Couto, Scott           V.P.                  None

Denny, Jeffrey         V.P.                  None

Desilets, Marian       V.P.                  Asst. Sec

Devaney, James         Sr. V.P.              None

DiMaio, Stephen        V.P.                  None

Doyle, Matthew         V.P.                  None

Emerson, Kim P.        Sr. V.P.              None

Evans, C. Frazier      Managing Director     None

Feldman, David         Managing Director     None

Feloney, Joseph        Sr. V.P.              None

Ferullo, Jeanne        V.P.                  None

Fisher, James          V.P.                  None

Ford, David            V.P.                  None

Fragasso, Philip       Managing Director     None

Gentile, Russell       V.P.                  None

Goldberg, Matthew      Sr. V.P.              None

Grace, Anthony         V.P.                  None

Gubala, Jeffrey        V.P.                  None

Guenard, Brian         V.P.                  None

Helwig, Kevin          V.P.                  None

Hodgkins, Joseph       Sr. V.P.              None

Hussey, Robert         Managing Director     None

Iudice, Jr., Philip    Treasurer and CFO     None

Jarstfer, Marlys       V.P.                  None

Jones, Cynthia         V.P.                  None

Kelley, Terry M.       V.P.                  None

Loewenberg, Jean       Clerk                 Secretary

Lynch, Andrew          Managing Director     None

Lynn, Jerry            V.P.                  None

Marcelonis, Sheila     V.P.                  None

Marsh, Curtis          Sr. V.P.              None

Martin, Peter          Sr. V.P.              None

McCombs, Gregory       Sr. V.P.              None

Menchin, Catherine     Sr. V.P.              None

Miller, Anthony        V.P.                  None

Miller, Greg           V.P.                  None

Moberly, Ann R.        Sr. V.P.              None

Morse, Jonathan        V.P.                  None

Nickodemus, Paul       V.P.                  None

O'Shea, Kevin          Managing Director     None

Owen, Stephanie        V.P.                  None

Palombo, Joseph R.     Director and Chief    Trustee and
                       Operating Officer     President

Penitsch, Marilyn      V.P.                  None

Piken, Keith           Sr. V.P.              None

Ratto, Gregory         V.P.                  None

Reed, Christopher B.   Sr. V.P.              None

Ross, Gary             Sr. V.P.              None

Santosuosso, Louise    Sr. V.P.              None

Schug, Derek           V.P.                  None

Schulman, David        Sr. V.P.              None

Scully-Power, Adam     V.P.                  None

Sellers, Gregory       V.P.                  None

Shea, Terence          V.P.                  None

Sideropoulos, Lou      Sr. V.P.              None

Sinatra, Peter         V.P.                  None

Soares, Jeffrey        V.P.                  None

Soester, Trisha        V.P.                  None

Sprieck, Susan         V.P.                  None

Studer, Eric           V.P.                  None

Sullivan, Paul         V.P.                  None

Tambone, James         CEO; Co-President;    None
                       Director

Tasiopoulos, Lou       Co-President;         None
                       Director

Wagner, Rebecca        V.P.                  None

Waldron, Thomas        V.P.                  None

Walsh, Brian           V.P.                  None

Warfield, James        V.P.                  None

Wess, Valerie          Sr. V.P.              None

Yates, Susan           V.P.                  None

--------------------------
* The address for each individual is One Financial Center, Boston, MA 02111.



Item 28.                   Location of Accounts and Records


                           Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment adviser and administrator; Registrant's transfer and dividend disbursing agent, Liberty Funds Services, Inc.; Registrant's principal underwriter, Liberty Funds Distributor, Inc.; and Registrant's custodian, State Street Bank and Trust Company. The address of the Registrant, the transfer agent, and the underwriter is One Financial Center Boston, MA 02111; the address ofColumbia is 100 Federal Street, Boston, MA 02110; and the address of State Street Bank and Trust Company is 225 Franklin Street, Boston, MA 02110.


Item 29.                   Management Services


                           Pursuant to an Administration Agreement with the Registrant on behalf of all the Funds dated as of January 3, 1995, Stein Roe provides each of the Funds with administrative services. These services include the provision of office space and equipment and facilities in connection with the maintenance of the Registrant's headquarters, preparation and filing of required reports, arrangements for meetings, maintenance of the Registrant's corporate books and records, communication with shareholders, and oversight of custodial, accounting and other services provided to the Funds by others. Columbia pays all compensation of the Registrant's trustees, officers and employees who are employees of Columbia. Columbia may, in its discretion, arrange for such services to be provided by any of its affiliates.

                           Under separate agreements, Columbia also acts as the agent of the Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records and for pricing and bookkeeping services.


Item 30.                   Undertakings
                           Not Applicable

                                            ******************

                                     NOTICE

A copy of the Agreement and Declaration of Trust, as amended, of SteinRoe Variable Investment Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, SteinRoe Variable Investment Trust, certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 22 to its Registration Statement under the Securities Act of 1933 and Amendment No. 24 under the Investment Company Act of 1940, to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on this 25th day of April, 2002.

                                             STEINROE VARIABLE INVESTMENT TRUST




                                              By: /s/Joseph R. Palombo
                                                  Joseph R. Palombo, President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in their capacities and on the date indicated.

SIGNATURES                      TITLE                                   DATE
----------                      -----                                   ----








/s/JOSEPH R. PALOMBO         President (Chief                    April 25, 2003
   -----------------
   Joseph R. Palombo         Executive Officer)







/s/J. Kevin Connaughton      Chief Financial Officer           April 25, 2003
   --------------------
   J. Kevin Connaughton      (principal  financial officer)






/s/VICKI L. BENJAMIN         Chief Accounting Officer             April 25, 2003
   -----------------
   Vicki L. Benjamin         (principal accounting officer)

DOUGLAS A. HACKER*                                   Trustee
------------------------------------
Douglas A. Hacker


JANET LANGFORD KELLY*                                Trustee
------------------------------------
Janet Langford Kelly


RICHARD W. LOWRY*                                    Trustee
------------------------------------
Richard W. Lowry


SALVATORE MACERA*                                    Trustee
------------------------------------
Salvatore Macera


WILLIAM E. MAYER*                                    Trustee
------------------------------------
William E. Mayer


DR. CHARLES R. NELSON*                               Trustee
------------------------------------
 Dr. Charles R. Nelson


Russell Kane
Attorney-in-fact
/s/Russell Kane
April 25, 2003


JOHN J. NEUHAUSER*                                   Trustee
------------------------------------
John J. Neuhauser


JOSEPH R. PALOMBO*                                   Trustee
------------------------------------
Joseph R. Palombo


THOMAS E. STITZEL*                                   Trustee
------------------------------------
Thomas E. Stitzel


THOMAS C. THEOBALD*                                  Trustee
------------------------------------
Thomas C. Theobald


ANNE-LEE VERVILLE*                                   Trustee
------------------------------------
Anne-Lee Verville

                                    EXHIBITS









      (j) Consent of PricewaterhouseCoopers LLP, independent accountants